 Exhibit 99.3
2019–2020

Main	Budget
Estimates	principal

Main Estimates 2019–2020	Budget principal 2019–2020

Published by:	Publié par :
Department of Finance and Treasury Board	Ministère des Finances et du Conseil du Trésor
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/finance	Internet : www.gnb.ca/finances

March 19, 2019	19 mars 2019

Cover:	Couverture :
Service New Brunswick (SNB 12224)	Service Nouveau-Brunswick (SNB 12224)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Service New Brunswick	Services d’imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-1890-8	ISBN 978-1-4605-1890-8

ISSN 0700-2467	ISSN 0700-2467

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

Think Recycling!       Pensez à recycler!

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

TABLE OF CONTENTS/ TABLE DES MATIÈRES

SECTION 1 - EXPLANATORY NOTES / NOTES EXPLICATIVES	1

Explanatory Notes / Notes explicatives	2

SECTION 2 - COMPARATIVE BUDGET PLAN / PLAN BUDGÉTAIRE COMPARATIF	5

Statement of Surplus or Deficit / État de l’excédent ou du déficit	6
Total Revenue / Recettes totales	7
Total Expense / Charges totales	8
Statement of Change in Net Debt / État de l’évolution de la dette nette	10
Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	11
Statement of Amortization / État d’amortissement	12

SECTION 3 - EXPENDITURES / DÉPENSES	13

Gross Expenditures - Ordinary Account / Dépenses brutes - compte ordinaire	14
Summary of Amounts to be Voted / Sommaire des montants faisant l’objet d’un vote	15
Expenditures - Capital Account / Dépenses - compte de capital	16
Expenditures - Special Purpose Account / Dépenses - compte à but spécial	17
Expenditures - Special Operating Agencies / Dépenses - Organismes de services spéciaux	18
Loans and Advances / Prêts et avances	19
Working Capital Balances / Soldes - fonds de roulement	20

Department / Ministère

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	21
Education and Early Childhood Development / Éducation et Développement de la petite enfance	26
Energy and Resource Development / Développement de l’énergie et des ressources	32
Environment and Local Government / Environnement et Gouvernements locaux	38
Executive Council Office / Bureau du Conseil exécutif	48
Finance and Treasury Board / Finances et Conseil du Trésor	52
General Government / Gouvernement général	60
Health / Santé	69
Justice and Office of the Attorney General / Justice et Cabinet du procureur général	78
Legislative Assembly / Assemblée législative	85
Office of the Premier / Cabinet du premier ministre	95

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

Department / Ministère
(continued / suite)

Opportunities New Brunswick / Opportunités Nouveau-Brunswick	97
Other Agencies / Autres organismes	101
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	108
Public Safety / Sécurité publique	120
Regional Development Corporation / Société de développement régional	131
Service of the Public Debt / Service de la dette publique	138
Social Development / Développement social	140
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	147
Transportation and Infrastructure / Transports et Infrastructure	156

SECTION 4 - REVENUE / RECETTES	167

Gross Revenue by Department - Ordinary Account / Recettes brutes par ministère - compte ordinaire	168
Gross Revenue by Source - Ordinary Account / Recettes brutes selon la provenance - compte ordinaire	169
Gross Revenue by Department - Capital Account / Recettes brutes par ministère - compte de capital	172
Gross Revenue by Source - Capital Account / Recettes brutes selon la provenance - compte de capital	173
Gross Revenue by Department - Special Purpose Account / Recettes brutes par ministère - compte à but spécial	174
Gross Revenue by Source - Special Purpose Account / Recettes brutes selon la provenance - compte à but spécial	175
Gross Revenue by Department - Special Operating Agencies / Recettes brutes par ministère - Organismes de services spéciaux	176
Gross Revenue by Source - Special Operating Agencies / Recettes brutes selon la provenance - Organismes de services spéciaux	177
Gross Revenue by Department - Loans and Advances / Recettes brutes par ministère -prêts et avances	178

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

SECTION 4 - REVENUE / RECETTES

Department / Ministère

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	179
Education and Early Childhood Development / Éducation et Développement de la petite enfance	183
Energy and Resource Development / Développement de l’énergie et des ressources	187
Environment and Local Government / Environnement et Gouvernements locaux	193
Finance and Treasury Board / Finances et Conseil du Trésor	196
Health / Santé	201
Justice and Office of the Attorney General / Justice et Cabinet du procureur général	204
Legislative Assembly / Assemblée législative	208
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	209
Other Agencies / Autres organismes	213
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	216
Public Safety / Sécurité publique	221
Regional Development Corporation / Société de développement régional	227
Social Development / Développement social	231
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	236
Transportation and Infrastructure / Transports et Infrastructure	241

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

--- Section 1 ---

EXPLANATORY NOTES  /

NOTES EXPLICATIVES

Explanatory Notes	Notes explicatives

Introduction	Introduction

The 2019–2020 Main Estimates represent the Government’s financial plan presented to the Legislative Assembly for the fiscal year ending March 31, 2020. The Main Estimates outline the estimated revenues and expenditures for the year based upon the policies, programs and priorities of the Government.

Le Budget principal de 2019–2020 est le plan financier du gouvernement qui est présenté à l’Assemblée législative pour l’année financière se terminant le 31 mars 2020. Le budget principal explique les recettes et les dépenses prévues pour l’année selon les politiques, les programmes et les priorités du gouvernement.

Estimates Format	Format du budget principal

The 2019–2020 Main Estimates are divided into four sections as follows:	Le Budget principal de 2019–2020 est divisé en quatre sections:

Section 1 – Explanatory Notes	Section 1 – Notes explicatives

This section provides an overview of the Main Estimates document.	Cette section présente un survol du document du budget principal.

Section 2 – Comparative Budget Plan	Section 2 – Plan budgétaire comparatif

The Statement of Surplus or Deficit includes a summary of revenues and expenses for the Ordinary Account, Capital Account, Special Purpose Account, Special Operating Agencies, Sinking Fund Earnings and Amortization of Tangible Capital Assets, resulting in a Surplus or Deficit.

L’État de l’excédent ou du déficit inclut un sommaire des recettes et des dépenses pour le compte ordinaire, le compte de capital, le compte à but spécial, le compte des organismes de services spéciaux, les gains sur les fonds d’amortissement et d’amortissement des immobilisations corporelles, donnant lieu à un excédent ou à un déficit.

Government is required to recognize the gross cost of a tangible capital asset when establishing the amortization expense. Given that tangible capital assets have been acquired through a capital budget appropriation and amortization expense is simply the result of these past decisions, an appropriation for amortization expense is not required. A table of amortization expense has been provided in Section 2 for information purposes only.

Le gouvernement doit reconnaître le coût brut des immobilisations corporelles dans l’établissement de la charge d’amortissement. Vu que les immobilisations corporelles ont été acquises par crédit du budget de capital et que la charge d’amortissement est simplement le résultat des décisions précédentes, il n’est pas nécessaire de faire adopter un crédit pour la charge d’amortissement. Un tableau de la charge d’amortissement est fourni pour information dans la section 2.

Section 3 – Expenditures	Section 3 – Dépenses

This section provides comparative expenditure information (i.e. 2018–2019 Estimate, 2018–2019 Revised and 2019–2020 Estimate) by account in summary form. This section also provides further information by department, program and program component. It also includes the departmental appropriations (i.e. To be Voted) by account for each department.

Cette section fournit de l’information comparative sommaire sur les dépenses par compte (Prévisions de 2018–2019, Prévisions révisées de 2018–2019 et Prévisions de 2019–2020). Elle donne aussi de l’information par ministère, par programme et par élément de programme. Elle comprend les crédits (devant être adoptés) par compte pour chaque ministère.

The Main Estimates contain details of appropriations required by the Financial Administration Act for the Ordinary Account, Capital Account, Special Operating Agencies and for Loans and Advances.
Le budget principal renferme les renseignements sur les crédits exigés par la Loi sur l’administration financière pour le compte ordinaire, le compte de capital, le compte des organismes de services spéciaux ainsi que les prêts et les avances.

The Legislature authorizes departmental spending through a number of votes. Statutory payments are excluded from voted amounts due to the fact that spending authority is specified in related legislation and does not require an annual appropriation as per subsection 30(3). Capital and Loans and Advances are voted on a gross basis as they are considered payments out of the Consolidated Fund. Special Purpose Account expenditures are not voted but are included within the Main Estimates for information purposes.

L’Assemblée législative autorise les dépenses des ministères par un certain nombre de crédits. Les paiements légaux sont exclus des montants votés, car l’autorité de dépenser est précisée dans une loi connexe et n’exige pas un crédit budgétaire annuel aux termes du paragraphe 30(3). Les fonds de capital et les prêts et avances sont votés comme des montants bruts, car ils sont considérés comme des paiements effectués à partir du Fonds consolidé. Les dépenses au compte à but spécial ne sont pas votées, mais elles sont incluses dans le budget principal pour information.

Section 4 – Revenue	Section 4 - Recettes

This section provides comparative revenue information (i.e. 2018–2019 Estimate, 2018–2019 Revised and 2019–2020 Estimate) by account in summary form. This section also provides further information by department, account and source.

Cette section fournit de l’information comparative sommaire sur les recettes (Prévisions de 2018–2019, Prévisions révisées de 2018–2019 et Prévisions de 2019–2020) par compte. Elle fournit aussi de l’information par ministère, par compte et par source.

Details on estimated spending plans for all programs and program components, including human resources implications, will be the responsibility of each department when they present their departmental estimates.

Les renseignements sur les plans de dépenses prévus pour chaque programme et élément de programme, y compris les répercussions sur les ressources humaines, seront la responsabilité des ministères lorsqu’ils présenteront leurs prévisions.

It should be noted that throughout the document, numbers may not add due to rounding.	Veuillez prendre note que les sommes ont été arrondies dans tout le document, ce qui explique les écarts.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

--- Section 2 ---

COMPARATIVE BUDGET PLAN  /

PLAN BUDGÉTAIRE COMPARATIF

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF SURPLUS OR DEFICIT / ÉTAT COMPARATIF DE L’EXCÉDENT OU DU DÉFICIT

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	BUDGETARY ACCOUNTS / COMPTES BUDGÉTAIRES	PRÉVISIONS

		Revenue / Recettes

8,946,303	9,254,128	Ordinary Account / Compte ordinaire	9,452,968
48,264	29,255	Capital Account / Compte de capital	22,545
117,289	113,901	Special Purpose Account / Compte à but spécial	74,693
124,198	112,865	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	90,002
191,200	194,200	Sinking Fund Earnings / Gains du fonds d’amortissement	205,490

9,427,254	9,704,349	Total Revenue / Recettes totales	9,845,698

		Expense / Charges

8,773,358	8,823,395	Ordinary Account / Compte ordinaire	9,011,125
153,502	175,155	Capital Account / Compte de capital	129,788
86,099	105,678	Special Purpose Account / Compte à but spécial	80,878
117,635	111,804	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	96,241
485,398	483,780	Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	504,525

9,615,992	9,699,812	Total Expense / Charges totales	9,822,557

(188,738)	4,537	Surplus (Deficit) / Excédent (Déficit)	23,142

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

TOTAL REVENUE / RECETTES TOTALES

(In thousands of dollars / En milliers de dollars)

	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL

DEPARTMENT / MINISTÈRE

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	10,338	-	-	-	10,338
Education and Early Childhood Development / Éducation et Développement de la petite enfance	33,157	-	45,325	-	78,482
Energy and Resource Development / Développement de l’énergie et des ressources	80,442	40	3,347	-	83,829
Environment and Local Government / Environnement et Gouvernements locaux	3,803	-	8,430	-	12,233
Finance and Treasury Board / Finances et Conseil du Trésor	8,138,435	-	1,166	-	8,139,601
Health / Santé	68,193	-	1,500	-	69,693
Justice and Office of the Attorney General /Justice et Cabinet du procureur général	6,743	-	649	-	7,392
Legislative Assembly / Assemblée législative	495	-	-	-	495
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	10,390	-	-	400	10,790
Other Agencies / Autres organismes	622,622	-	-	-	622,622
Post-Secondary Education, Training and Labour /Éducation postsecondaire, Formation et Travail	174,377	-	2,900	5,902	183,179
Public Safety / Sécurité publique	218,818	-	9,314	-	228,132
Regional Development Corporation / Société de développement régional	-	-	-	93,534	93,534
Social Development / Développement social	89,423	50	1,138	-	90,611
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	3,340	-	1,659	4,525	9,524
Transportation and Infrastructure / Transports et Infrastructure	7,511	22,455	665	85,900	116,531
Sub-total / Total partiel	9,468,087	22,545	76,093	190,261	9,756,986

Sinking Fund Earnings / Gains du fonds d’amortissement					205,490

Inter-account Transactions / Opérations intercomptes	(15,119)	-	(1,400)	(100,259)	(116,778)

TOTAL REVENUE / RECETTES TOTALES	9,452,968	22,545	74,693	90,002	9,845,698

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL

DEPARTMENT / MINISTÈRE

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	40,197	300	-	-	40,497

Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,294,706	1,599	44,485	-	1,340,790

Energy and Resource Development / Développement de l’énergie et des ressources	96,571	6,575	3,300	-	106,446

Environment and Local Government / Environnement et Gouvernements locaux	152,621	1,000	8,430	-	162,051

Executive Council Office / Bureau du Conseil exécutif	13,232	-	-	-	13,232

Finance and Treasury Board / Finances et Conseil du Trésor	35,925	-	1,166	-	37,091

General Government / Gouvernement général	857,705	-	-	-	857,705

Health / Santé	2,803,439	23,000	1,500	-	2,827,939

Justice and Office of the Attorney General /Justice et Cabinet du procureur général	55,737	-	499	-	56,236

Legislative Assembly / Assemblée législative	29,173	-	-	-	29,173

Office of the Premier / Cabinet du premier ministre	1,492	-	-	-	1,492

Opportunities New Brunswick / Opportunités Nouveau-Brunswick	40,033	-	-	400	40,433

Other Agencies / Autres organismes	403,477	-	-	-	403,477

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	636,056	2,000	2,900	5,862	646,818

Public Safety / Sécurité publique	227,455	-	11,118	-	238,573

Regional Development Corporation / Société de développement régional	70,090	47,800	-	102,636	220,526

Service of the Public Debt / Service de la dette publique	677,000	-	-	-	677,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL

DEPARTMENT / MINISTÈRE

Social Development / Développement social	1,235,155	12,000	4,000	-	1,251,155

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	53,731	12,945	1,680	4,302	72,658

Transportation and Infrastructure / Transports et Infrastructure	311,500	493,377	1,800	83,300	889,977

Total Expenditure / Dépenses totales	9,035,295	600,596	80,878	196,500	9,913,269

Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(7,651)	(470,808)	-	-	(478,459)

Inter-Account Transactions / Opérations intercomptes	(16,519)	-	-	(100,259)	(116,778)

Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles					504,525

TOTAL EXPENSE / CHARGES TOTALES	9,011,125	129,788	80,878	96,241	9,822,557

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

CHANGE IN NET DEBT / L’ÉVOLUTION DE LA DETTE NETTE

(In thousands of dollars / En milliers de dollars)

	2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	2019–2020 ESTIMATE / PRÉVISIONS

Net Debt - Beginning of Year / Dette nette - Début de l’exercice	(14,099,847)	(13,926,249)	(14,104,782)

Changes in Year / Changements durant l’exercice

Surplus (Deficit) / Excédent (Déficit)	(188,738)	4,537	23,142

Investments in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(668,993)	(666,850)	(478,459)

Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	485,398	483,780	504,525

(Increase) Decrease in Net Debt / (Augmentation) Diminution de la dette nette	(372,333)	(178,533)	49,208

Net Debt - End of Year / Dette nette - Fin de l’exercice	(14,472,180)	(14,104,782)	(14,055,575)

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF INVESTMENT IN TANGIBLE CAPITAL ASSETS /
ÉTAT COMPARATIF DE L’INVESTISSEMENT DANS LES IMMOBILISATIONS CORPORELLES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

0	246	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	0

1,960	1,822	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,418

3,450	748	Energy and Resource Development / Développement de l’énergie et des ressources	1,355

15,000	19,710	Health / Santé	28,550

4,095	4,095	Other Agencies / Autres organismes	0

800	550	Public Safety / Sécurité publique	250

5,242	8,363	Regional Development Corporation / Société de développement régional	0

11,000	12,585	Social Development / Développement social	10,351

5,110	6,132	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	8,070

622,336	612,599	Transportation and Infrastructure / Transports et Infrastructure	428,465

668,993	666,850	TOTAL	478,459

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF AMORTIZATION / ÉTAT COMPARATIF D’AMORTISSEMENT

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

165	235	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	235

59,067	58,654	Education and Early Childhood Development / Éducation et Développement de la petite enfance	60,925

577	536	Energy and Resource Development / Développement de l’énergie et des ressources	667

807	1,085	Environment and Local Government / Environnement et Gouvernements locaux	764

1,868	1,868	Finance and Treasury Board / Finances et Conseil du Trésor	934

73,954	74,484	Health / Santé	78,864

17,187	16,532	Other Agencies / Autres organismes	16,909

39	39	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	39

1,932	1,843	Public Safety / Sécurité publique	1,143

3,963	1,913	Social Development / Développement social	4,510

1,013	1,105	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,405

312,726	313,386	Transportation and Infrastructure / Transports et Infrastructure	325,530

12,100	12,100	Vehicle Management Agency / Agence de gestion des véhicules	12,600

485,398	483,780	TOTAL	504,525

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

--- Section 3 ---

EXPENDITURES /

DÉPENSES

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS EXPENDITURE /
ÉTAT COMPARATIF DES DÉPENSES BRUTES PRÉVUES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

37,196	37,196	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	40,197
1,258,007	1,258,007	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,294,706
101,820	101,720	Energy and Resource Development / Développement de l’énergie et des ressources	96,571
142,035	141,225	Environment and Local Government / Environnement et Gouvernements locaux	152,621
12,546	12,446	Executive Council Office / Bureau du Conseil exécutif	13,232
36,529	35,674	Finance and Treasury Board / Finances et Conseil du Trésor	35,925
783,157	778,511	General Government / Gouvernement général	857,705
2,753,351	2,753,351	Health / Santé	2,803,439
54,758	54,287	Justice and Office of the Attorney General / Justice et Cabinet du procureur général	55,737
30,717	30,717	Legislative Assembly / Assemblée législative	29,173
1,598	1,598	Office of the Premier / Cabinet du premier ministre	1,492
47,186	44,186	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	40,033
386,108	375,001	Other Agencies / Autres organismes	403,477
644,758	646,455	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	636,056
197,383	273,425	Public Safety / Sécurité publique	227,455
70,148	61,101	Regional Development Corporation / Société de développement régional	70,090
675,000	655,000	Service of the Public Debt / Service de la dette publique	677,000
1,194,547	1,228,884	Social Development / Développement social	1,235,155
62,633	62,133	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	53,731
307,404	307,404	Transportation and Infrastructure / Transports et Infrastructure	311,500
8,796,881	8,858,321	Total Expenditure / Dépenses totales	9,035,295

(7,195)	(12,940)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(7,651)
(16,328)	(21,986)	Inter-Account Transactions / Opérations intercomptes	(16,519)

8,773,358	8,823,395	TOTAL EXPENSE / CHARGES TOTALES	9,011,125

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

SUMMARY OF AMOUNTS TO BE VOTED / SOMMAIRE DES MONTANTS FAISANT L’OBJET D’UN VOTE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

	2019–2020 TOTAL ORDINARY / ORDINAIRE	NON-VOTED / NON-VOTÉ	TO BE VOTED / À VOTER
DEPARTMENT / MINISTÈRE

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	40,197	47	40,150
Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,294,706	47	1,294,659
Energy and Resource Development / Développement de l’énergie et des ressources	96,571	47	96,524
Environment and Local Government / Environnement et Gouvernements locaux	152,621	47	152,574
Executive Council Office / Bureau du Conseil exécutif	13,232	47	13,185
Finance and Treasury Board / Finances et Conseil du Trésor	35,925	47	35,878
General Government / Gouvernement général	857,705	266	857,439
Health / Santé	2,803,439	47	2,803,392
Justice and Office of the Attorney General / Justice et Cabinet du procureur général	55,737	47	55,690
Legislative Assembly / Assemblée législative	29,173	5,030	24,143
Office of the Premier / Cabinet du premier ministre	1,492	67	1,425
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	40,033	47	39,986
Other Agencies / Autres organismes	403,477	398,274	5,203
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	636,056	47	636,009
Public Safety / Sécurité publique	227,455	47	227,408
Regional Development Corporation / Société de développement régional	70,090	-	70,090
Service of the Public Debt / Service de la dette publique	677,000	669,900	7,100
Social Development / Développement social	1,235,155	47	1,235,108
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	53,731	47	53,684
Transportation and Infrastructure / Transports et Infrastructure	311,500	21,647	289,853
TOTAL	9,035,295	1,095,795	7,939,500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES /
ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

1,000	1,000	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	300
2,055	2,055	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,599
4,050	1,105	Energy and Resource Development / Développement de l’énergie et des ressources	6,575
1,000	1,300	Environment and Local Government / Environnement et Gouvernements locaux	1,000
15,000	15,000	Health / Santé	23,000
2,000	2,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000
77,455	75,580	Regional Development Corporation / Société de développement régional	47,800
12,000	12,000	Social Development / Développement social	12,000
12,590	12,357	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	12,945
688,150	690,497	Transportation and Infrastructure / Transports et Infrastructure	493,377
815,300	812,894	Total Expenditure / Dépenses totales	600,596

(661,798)	(637,739)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(470,808)

153,502	175,155	TOTAL EXPENSE / CHARGES TOTALES	129,788

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

44,485	44,485	Education and Early Childhood Development / Éducation et Développement de la petite enfance	44,485
3,300	3,174	Energy and Resource Development / Développement de l’énergie et des ressources	3,300
10,031	9,681	Environment and Local Government / Environnement et Gouvernements locaux	8,430
1,146	430	Finance and Treasury Board / Finances et Conseil du Trésor	1,166
1,657	7,457	Health / Santé	1,500
649	649	Justice and Office of the Attorney General / Justice et Cabinet du procureur général	499
2,875	2,661	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,900
11,686	11,248	Public Safety / Sécurité publique	11,118
0	6,969	Regional Development Corporation / Société de développement régional	0
6,665	8,265	Social Development / Développement social	4,000
1,560	1,640	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,680
2,045	25,190	Transportation and Infrastructure / Transports et Infrastructure	1,800
86,099	121,849	Total Expenditure / Dépenses totales	80,878

-	(16,171)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	-

86,099	105,678	TOTAL EXPENSE / CHARGES TOTALES	80,878

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

1,800	1,800	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	400
5,091	6,038	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,862
152,792	141,859	Regional Development Corporation / Société de développement régional	102,636
5,051	4,937	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	4,302
78,000	86,800	Transportation and Infrastructure / Transports et Infrastructure	83,300
242,734	241,434	Total Expenditure / Dépenses totales	196,500

(125,099)	(129,630)	Inter-Account Transactions / Opérations intercomptes	(100,259)

117,635	111,804	TOTAL EXPENSE / CHARGES TOTALES	96,241

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

11,100	5,600	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	11,100
60,000	49,000	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	50,000
62,900	64,821	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	65,000
6,000	4,000	Regional Development Corporation / Société de développement régional	5,000
3,224	3,224	Social Development / Développement social	3,224
143,224	126,645	TOTAL	134,324

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

WORKING CAPITAL - MAXIMUM BALANCES / FONDS DE ROULEMENT - SOLDES MAXIMAUX

(In thousands of dollars / En milliers de dollars)

WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT :
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		1,100
Education and Early Childhood Development / Éducation et Développement de la petite enfance		350
General Government / Gouvernement général		100
Health / Santé		1,225
Justice and Office of the Attorney General / Justice et Cabinet du procureur général		15
Social Development / Développement social		1,900
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		500
Transportation and Infrastructure / Transports et Infrastructure		3,000
WorkSafeNB / Travail sécuritaire NB
- Finance and Treasury Board / Finances et Conseil du Trésor	360
- Education and Early Childhood Development / Éducation et Développement de la petite enfance	160
- Health / Santé	515	1,035
TOTAL - WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT		9,225

PETTY CASH ADVANCES / AVANCES - PETITE CAISSE :
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		24
Education and Early Childhood Development / Éducation et Développement de la petite enfance		122
Energy and Resource Development / Développement de l’énergie et des ressources		24
Environment and Local Government / Environnement et Gouvernements locaux		3
Health / Santé		2
Justice and Office of the Attorney General / Justice et Cabinet du procureur général		12
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail		15
Public Safety / Sécurité publique		28
Social Development / Développement social		24
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		100
Transportation and Infrastructure / Transports et Infrastructure		23
Other (small advances) / Autres (petits avances)		4
TOTAL - PETTY CASH ADVANCES / AVANCES - PETITE CAISSE		381

INVENTORIES / STOCKS :
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		2,000
Energy and Resource Development / Développement de l’énergie et des ressources		510
Health / Santé		8,830
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail		200
Public Safety / Sécurité publique		700
Social Development / Développement social		100
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		400
Transportation and Infrastructure / Transports et Infrastructure		23,000
TOTAL - INVENTORIES / STOCKS		35,740

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

37,196	37,196	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	40,197
37,196	37,196	TOTAL - Gross Ordinary / Compte brute ordinaire	40,197

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE		AGRICULTURE, AQUACULTURE
AND FISHERIES		ET PÊCHES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To deliver targeted programs and services, and provide strategic direction in support of economic development opportunities related to the sustainable primary and value-added agriculture, aquaculture and fisheries sectors.

Assurer la prestation de programmes et services, et fournir la direction stratégique en support des opportunités de développement économique relatif aux secteurs primaire durable et à valeur ajoutée de l’agriculture, de l’aquaculture et des pêches.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

EXECUTIVE ADMINISTRATION	640	ADMINISTRATION GÉNÉRALE

Provide executive management and strategic direction.		Assurer une gestion supérieure et une orientation stratégique.

AGRICULTURE	10,474	AGRICULTURE

To provide specialist advice and services for the growth and competitiveness of the agriculture sector. To provide services and programs focused on maintaining livestock and animal health, crop development and preserving food safety and quality.

Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur de l’agriculture. Fournir des services et des programmes visant le maintien en bonne santé du bétail et des animaux, le développement des cultures et la préservation de la salubrité et de la qualité des aliments.

FISHERIES AND AQUACULTURE	4,437	PÊCHERIES ET AQUACULTURE

To provide specialist advice and services for the growth and competitiveness of the fisheries and aquaculture sector. To provide services and programs focused on maintaining sustainable practices and preserving food safety and quality.

Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur des pêches et de l’aquaculture. Fournir des services et des programmes visant le maintien des pratiques durables et la préservation de la salubrité et de la qualité des aliments.

MARKETING AND TRADE	1,783	MARKETING ET COMMERCE

To provide strategic delivery and coordination of marketing and trade initiatives such as Local Food and Beverages Strategy, seafood exports, market intelligence and other related activities.
Assurer la prestation et la coordination stratégiques d’initiatives de marketing et de commerce comme la Stratégie sur les boissons et les aliments locaux, les exportations de produits de la mer, la collecte de renseignements commerciaux et d’autres activités connexes.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE		AGRICULTURE, AQUACULTURE
AND FISHERIES (continued)		ET PÊCHES (suite)

BUSINESS GROWTH	1,241	CROISSANCE DES ENTREPRISES

To provide strategic delivery and coordination of development initiatives to support new entrants and the growth of businesses within the agriculture, aquaculture and fisheries sectors.
Assurer la prestation et la coordination stratégiques d’initiatives de développement pour appuyer les nouveaux venus et la croissance des entreprises dans les secteurs de l’agriculture, de l’aquaculture et des pêches.

INDUSTRY FINANCIAL		PROGRAMMES FINANCIERS DESTINÉS
PROGRAMS	21,015	À L’INDUSTRIE

To provide financial assistance to the agriculture, aquaculture and fisheries sectors under various funding programs.		Fournir une aide financière aux industries de l’agriculture, de l’aquaculture et des pêches au titre de divers programmes de financement.

FARM PRODUCTS COMMISSION	607	COMMISSION DES PRODUITS DE FERME

To provide management and administrative support to the Commission in the monitoring and commodity boards under the provision of the Natural Products Act ..
Fournir un soutien en gestion et un soutien administratif à la Commission, qui est responsable, en vertu des dispositions de la Loi sur les produits naturels , de la surveillance des divers offices de commercialisation.

TOTAL	40,197	TOTAL

TOTAL - DEPARTMENT OF
AGRICULTURE, AQUACULTURE AND		TOTAL - MINISTÈRE DE L’AGRICULTURE,
FISHERIES	40,197	DE L’AQUACULTURE ET DES PÊCHES

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	40,150	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

500	500	Capital Equipment / Biens d’équipement	100

500	500	Strategic Infrastructure / Infrastructure stratégique	200

1,000	1,000	TOTAL	300

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS
		New Brunswick Agricultural Insurance Commission /
1,600	1,600	Commission de l’assurance agricole du Nouveau-Brunswick	1,600

9,500	4,000	Loan Programs / Programmes de prêts	9,500

11,100	5,600	TOTAL	11,100

		TO BE VOTED / À VOTER	11,100

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

54,500	59,093	Corporate and Other Education Services / Services généraux et autres services d’enseignement	57,976
1,088,363	1,099,356	School Districts / Districts scolaires	1,121,881
115,144	99,558	Early Childhood Development / Développement de la petite enfance	114,849
1,258,007	1,258,007	TOTAL - Gross Ordinary / Compte brute ordinaire	1,294,706

Note: / Remarque :
The 2018–2019 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2018–2019 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER		SERVICES GÉNÉRAUX ET AUTRES
EDUCATION SERVICES		SERVICES D’ENSEIGNEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide administration and support services as well as research and planning services for the department. Manage programs and services in the area of instruction and evaluation.
Fournir des services d’administration et de support ainsi que des services de recherche et de planification au ministère. Gérer des programmes et services dans les domaines de l’instruction et de l’évaluation.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

MANAGEMENT SERVICES	7,603	SERVICES DE GESTION

Provide support in the areas of executive management, human resources, finance, accounting, budgeting, administration and performance excellence.		Fournir des services de soutien dans les domaines de direction supérieure, ressources humaines, finances, comptabilité, budget, administration et excellence du rendement.

Provide planning and research services for the department in areas such as education research, statistical analysis, policy and legislation.		Fournir des services de planification et de recherche au ministère dans des domaines tels que la recherche en éducation, l’analyse statistique, les politiques et les lois.

EDUCATION SERVICES	29,722	SERVICES ÉDUCATIFS

Plan, develop and ensure implementation of the prescribed curriculum for the public schools of the province.		Planifier, élaborer et assurer la mise en oeuvre des programmes d’études prescrits pour les écoles publiques de la province.

Provide support services to the district staff in the organization, implementation and maintenance of educational services.		Fournir des services de soutien au personnel des districts pour l’élaboration, la mise en oeuvre, et le suivi de services éducatifs.

Provide direct and indirect educational services to exceptional students.		Fournir des services éducatifs directs et indirects aux élèves exceptionnels.

Develop and administer a provincial comprehensive policy on educational evaluation.		Élaborer et administrer une politique provinciale globale sur l’évaluation de l’enseignement.

Develop and administer provincial testing programs at both elementary and secondary school levels.		Élaborer et administrer des programmes l’évaluation aux niveaux scolaires primaire et secondaire.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER		SERVICES GÉNÉRAUX ET AUTRES
EDUCATION SERVICES (continued)		SERVICES D’ENSEIGNEMENT (suite)

SUPPORT SERVICES	20,651	SERVICES DE SOUTIEN

Provide support services to school districts.		Fournir des services de soutien aux districts scolaires.

TOTAL	57,976	TOTAL

SCHOOL DISTRICTS		DISTRICTS SCOLAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide funding for school programs and services and develop financial policies and procedures for school districts.		Fournir les fonds pour les programmes et services scolaires, et élaborer des directives et modalités financières pour les districts scolaires.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

DISTRICT OFFICE	32,973	BUREAU DES DISTRICTS

Provide administrative, financial and budgeting services for school districts. Implement prescribed curriculum and provide pedagogical support to schools.		Fournir des services administratifs, financiers et budgétaires aux districts scolaires. Appliquez les programmes d’études et offrir un soutien pédagogique aux écoles.

Develop, implement and maintain human resource services for bargaining and non-bargaining employees.		Élaborer, mettre sur pied et soutenir des services de ressources humaines pour le personnel syndiqué et non syndiqué.

EDUCATIONAL SERVICES	910,128	SERVICES D’ÉDUCATION

Funding for prescribed instructional programs.		Fonds pour les programmes pédagogiques prescrits.

FACILITIES	119,461	INSTALLATIONS

Funding for planning and operation of school facilities.		Fonds pour la planification et le fonctionnement des installations scolaires.

PUPIL TRANSPORTATION	59,319	TRANSPORT DES ÉLÈVES

Funding for the operation and maintenance of the school bus fleet.		Fonds pour le fonctionnement et l’entretien du parc d’autobus scolaires.

TOTAL	1,121,881	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

		DÉVELOPPEMENT DE LA
EARLY CHILDHOOD DEVELOPMENT		PETITE ENFANCE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide services aimed at supporting parents and enhancing early learning experiences to improve childhood outcomes.		Fournir des services qui visent à soutenir les parents et accroître les expériences en apprentissage précoce afin d’améliorer les résultats des enfants.

TOTAL	114,849	TOTAL

TOTAL - DEPARTMENT OF EDUCATION		TOTAL - MINISTÈRE DE L’ÉDUCATION
AND EARLY CHILDHOOD DEVELOPMENT		ET DU DÉVELOPPEMENT DE LA PETITE
	1,294,706	ENFANCE

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	1,294,659	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,055	2,055	Public Schools - Capital Equipment / Écoles publiques -Biens d’équipement	1,599

2,055	2,055	TOTAL	1,599

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

230	230	Scholarships and Trusts / Bourses et fiducies	230

7,500	7,500	First Nations Educational Fund / Fonds d’éducation des Premières nations	7,500

32,200	32,200	School District Projects / Projets de districts scolaires	32,200

4,110	4,110	School District Self-sustaining Funds / Fonds à but spécial de districts scolaires	4,110

20	20	Computers for Schools / Ordinateurs pour les écoles	20

425	425	International Education Services / Services d’éducation internationale	425

44,485	44,485	TOTAL	44,485

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

8,453	7,853	Administration / Administration	7,931

83,147	83,647	Natural Resources / Ressources naturelles	79,063

6,598	6,598	Energy and Mines / Énergie et mines	5,853

3,622	3,622	Land Management / Aménagement des terres	3,724

101,820	101,720	TOTAL - Gross Ordinary / Compte brute ordinaire	96,571

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide management and administrative support for programs and activities of the Department of Energy and Resource Development and the Department of Agriculture, Aquaculture and Fisheries.
Fournir un soutien de gestion et d’administration en ce qui concerne les programmes et activités du ministère du Développement de l’énergie et des ressources et du ministère de l’Agriculture, aquaculture et pêches.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

EXECUTIVE ADMINISTRATION	1,032	ADMINISTRATION GÉNÉRALE

Provide executive management and strategic policy direction.		Assurer une gestion supérieure et une orientation stratégique.

ORGANIZATIONAL DEVELOPMENT AND SERVICES	4,528	SERVICES ET DÉVELOPPEMENT ORGANISATIONNELS

Provide support in the areas of finance, accounting, information systems, and facilities management.		Assurer un soutien dans les domaines de la finance, comptabilité, systèmes d’information et la gestion des installations.

POLICY AND PLANNING	2,371	POLITIQUES ET PLANIFICATION

Provide support in the areas of policy and planning.		Fournir un soutien dans les domaines de politiques et planification.

TOTAL	7,931	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NATURAL RESOURCES			RESSOURCES NATURELLES

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To support, manage and protect the forest and fish and wildlife of New Brunswick.			Soutenir, gérer et protéger les forêts et les peuplements de poisson et de faune du Nouveau-Brunswick.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

FOREST MANAGEMENT		55,578	AMÉNAGEMENT FORESTIER

Support and manage provincial timber resources and facilitate silviculture activities on both Crown and private land.			Soutenir et gérer les ressources en bois de la province et faciliter les activités de sylviculture sur les terres de la Couronne et les terres privées.

Forest Management Activities	33,360		Activités d’aménagement forestier	33 360

First Nations Royalties	2,800		Redevances - Premières Nations	2 800

Crown License Operations	19,418		Activités liées aux permis de coupe	19 418

FOREST PROTECTION		5,978	PROTECTION DES FORÊTS

Protect the timber resource from fire, insect and disease.			Protéger les ressources en bois contre les incendies, les insectes et les maladies.

FISH AND WILDLIFE MANAGEMENT		2,920	AMÉNAGEMENT DES PEUPLEMENTS DE POISSONS ET DE FAUNE

Maintain fish and wildlife populations. Manage hunting, trapping and angling activities.			Maintenir les peuplements de poissons et de faune. Gérer les activités de chasse, de piégeage et de pêche à la ligne.

REGIONAL OPERATIONS		14,587	OPÉRATIONS RÉGIONALES

Operational program delivery in the regions and districts.			Prestation des programmes opérationnels dans les régions et les districts.

TOTAL		79,063	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENERGY AND MINES		ÉNERGIE ET MINES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Development and management of energy and mineral resources of the province.		Développement et gestion des ressources énergétiques et minérales de la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ENERGY	886	ÉNERGIE

Provide support in the area of energy efficiency and sustainability, electricity, and petroleum and natural gas.		Fournir un soutien dans les domaines de l’efficacité et la durabilité énergétiques, l’électricité ainsi que le pétrole et le gaz naturel.

RESOURCE EXPLORATION,		EXPLORATION, MISE EN VALEUR ET
DEVELOPMENT AND MANAGEMENT	4,967	GESTION DES RESSOURCES

Provide support in the area of geology, exploration and resource development, promotion and related information services.		Fournir un soutien dans les domaines de géologie, exploration et développement des ressources, promotion et services d’information reliés.

TOTAL	5,853	TOTAL

LAND MANAGEMENT		AMÉNAGEMENT DES TERRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure the effective management of Crown Lands and natural areas.		Assurer l’aménagement efficace des terres de la Couronne et des aires naturelles.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

CROWN LAND MANAGEMENT		GESTION DES TERRES DE LA COURONNE

Manage the province’s Crown land resource, natural areas and parks.		Gérer les ressources des terres de la Couronne du gouvernement provincial, les espaces naturels, et les parcs.

TOTAL	3,724	TOTAL

TOTAL - DEPARTMENT OF ENERGY		TOTAL - MINISTÈRE DU DÉVELOPPEMENT
AND RESOURCE DEVELOPMENT	96,571	DE L’ÉNERGIE ET DES RESSOURCES

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	96,524	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

1,250	0	Caribou Mine Drainage Improvement / Amélioration du réseau de drainage de la mine Caribou	325

250	250	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	4,000

1,050	855	Sentier NB Trail Intrastructure / Infrastructure du Sentier NB Trail	750

1,500	0	Land Purchase / Achat de terrains	1,500

4,050	1,105	TOTAL	6,575

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

1,700	1,700	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,700

200	74	Recoverable Projects / Projets à frais recouvrables	200

1,400	1,400	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,400

3,300	3,174	TOTAL	3,300

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

2,070	2,210	Corporate Services and Community Funding / Services généraux et financement communautaire	1,919

128,115	127,165	Local Government / Gouvernements Locaux	137,005

6,935	6,935	Authorizations and Compliance / Autorisations et conformité	7,004

3,401	3,591	Environmental Science and Protection / Science et protection de l’environnement	3,602

1,134	954	Policy, Climate Change, First Nations and Public Engagement / Politiques, changements climatiques et participation des premières nations et du public	2,764

380	370	Assessment and Planning Appeal Board / Commission d’appel en matière d’évaluation et d’urbanisme	327

142,035	141,225	TOTAL - Gross Ordinary / Compte brute ordinaire	152,621

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES AND COMMUNITY FUNDING		SERVICES GÉNÉRAUX ET FINANCEMENT COMMUNAUTAIRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide executive management and administrative support for all departmental programs and to administer Federal and Provincial funding programs targeted at community infrastructure.
Fournir un soutien à la haute direction et un soutien administratif pour tous les programmes du Ministère et gérer les programmes de financement fédéraux et provinciaux ciblant l’infrastructure communautaire.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

SENIOR MANAGEMENT	507	HAUTE DIRECTION

Provide executive management for departmental programs.		Fournir des services de haute direction pour les programmes du Ministère.

CORPORATE SERVICES	1,253	SERVICES GÉNÉRAUX

Provide services in the areas of corporate finance, administration, information technology, legal affairs, performance excellence and continuous improvement. Liaise with the Department of Finance and Treasury Board to ensure the effective delivery of human resource services and with Service New Brunswick to ensure the effective delivery of information technology development and support services.

Fournir des services dans les secteurs des finances générales, de l’administration, des technologies de l’information, des affaires juridiques, de l’excellence du rendement et de l’amélioration continue. Assurer la liaison avec le ministère des Finances et du Conseil du Trésor afin de garantir la prestation efficace des services de ressources humaines et avec Service Nouveau-Brunswick afin de garantir la prestation efficace des services de développement et de soutien des technologies de l’information.

COMMUNITY FUNDING	159	FINANCEMENT COMMUNAUTAIRE

To administer Federal and Provincial funding programs targeted at community infrastructure. To provide technical services to the division and advise municipalities on technical issues.
Gérer les programmes fédéraux/provinciaux de financement ciblant l’infrastructure communautaire. Fournir des services techniques à la division et conseiller les municipalités sur les questions d’ordre technique.

TOTAL	1,919	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT		GOUVERNEMENTS LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To serve as the primary point of contact between the Provincial Government and communities (incorporated and unincorporated). To provide professional financial advice, oversight and reporting services to municipalities, local service districts and rural communities; to build governance capacity at the local level by providing advisory services to municipalities and rural communities; and to provide for the development of community services and the operationalization of programs in the unincorporated areas of New Brunswick through Local Services Managers.

Agir comme principal lien entre le gouvernement provincial et les communautés (constituées en municipalités ou non). Offrir des conseils professionnels en matière de finances, ainsi que des services de surveillance et de production de rapports aux municipalités, aux districts de services locaux et aux communautés rurales; renforcer la capacité de gouvernance à l’échelle locale en fournissant des services consultatifs aux municipalités et aux communautés rurales; et assurer le développement des services communautaires et la mise à exécution des programmes dans les secteurs du Nouveau-Brunswick non constitutés en municipalités par l’entremise des gestionnaires des services locaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

LOCAL SERVICE DISTRICT EXPENDITURES	58,686	DÉPENSES DES DISTRICTS DE SERVICES LOCAUX

Provide funding to unincorporated areas as provided for under the Community Funding Act and provide for the development of community services and the operationalization of programs through Local Services Managers. Provide consistent application of procedures across the Province, ensuring uniform community relations.

Fournir des fonds aux secteurs non constitués en municipalité conformément à la Loi sur le financement communautaire et assurer le développement des services communautaires et la mise à exécution des programmes par l’entremise des gestionnaires des services locaux. Assurer l’application cohérente des procédures dans l’ensemble de la province de façon à établir des relations communautaires uniformes.

COMMUNITY FUNDING AND EQUALIZATION GRANT FOR MUNICIPALITIES AND RURAL COMMUNITIES	68,175	SUBVENTION DE FINANCEMENT ET DE PÉRÉQUATION COMMUNAUTAIRE AUX MUNICIPALITÉS ET COMMUNAUTÉS RURALES

Provision of the community funding and equalization grant to municipalities and rural communities as provided for under the Community Funding Act.		Octroyer la subvention de financement et de péréquation communautaire aux municipalités et communautés rurales conformément à la Loi sur le financement communautaire.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)			GOUVERNEMENTS LOCAUX (suite)

MUNICIPAL AND RURAL COMMUNITY PROPERTY TAX WARRANT		1,000	MANDAT D’IMPÔT FONCIER DES MUNICIPALITÉS ET COMMUNAUTÉS RURALES

Provides for the monthly payment of the property tax warrant levied by municipalities and rural communities including the Provincial Grant in lieu of Property Taxes.			Pourvoir au paiement du mandat d’impôt foncier des municipalités et communautés rurales y inclut la subvention provinciale tenant lieu d’impôt foncier.

Municipal and Rural Community Property Tax Warrant	760,701		Mandat d’impôt foncier des municipalitiés et communautés rurales	760 701

Municipal and Rural Community Property Taxes	(674,711)		Impôts fonciers des municipalités et des collectivités rurales	(674 711)

Grant in lieu of Municipal Real Property Taxes	(85,990)		Subvention en remplacant de l’impôt foncier municipal	(85 990)

Provision for Municipal and Rural Community Property Tax Assessment Adjustments	1,000		Provision pour ajustements des évaluations foncières des municipalités et des collectivités rurales	1 000

COMMUNITY FINANCES		7,798	FINANCES COMMUNAUTAIRES

Responsible for fiscal arrangements and budget approval for municipalities, rural communities, and local service districts and for financial reporting by municipalities, rural communities, local service districts and municipal services commissions.

Responsable des arrangements fiscaux et de l’approbation des budgets des municipalités, communautés rurales et districts de services locaux, et de la présentation de l’information financière par les municipalités, communautés rurales, districts de services locaux et les commissions de services municipales.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)		GOUVERNEMENTS LOCAUX (suite)

LOCAL AND REGIONAL GOVERNANCE	1,346	GOUVERNANCE LOCALE ET RÉGIONALE

Provide leadership, oversight and support to municipalities, rural communities, regional service commissions and the New Brunswick SPCA. This includes building governance and service delivery capacity at the local and regional level, promoting local and regional planning, and supporting community restructuring and shared service agreements.

Orienter, superviser et soutenir les municipalités, les communautés rurales, les commissions de services régionaux et la SPANB afin de développer la capacité de gouvernance et de prestation de services aux échelons local et régional, de favoriser la planification locale et régionale et de faciliter la restructuration communautaire et les ententes de partages de services.

TOTAL	137,005	TOTAL

AUTHORIZATIONS AND COMPLIANCE		AUTORISATIONS ET CONFORMITÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To administer environmental protection programs, with the main objective being to connect and integrate the decision-making process for all of the department’s regulatory programs.
Gérer les programmes de protection de l’environnement en ayant pour objectif principal d’uniformiser et d’harmoniser le processus décisionnel appliqué à tous les programmes de réglementation du ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

REGIONAL OPERATIONS AND COMPLIANCE	3,179	OPÉRATIONS RÉGIONALE ET CONFORMITÉ

Provide emergency management/response and local service delivery of relevant departmental programs and an inspection program through six Regional Offices. Liaise with Public Safety for the management of enforcement activities related to the Acts and Regulations under the department’s mandate.

Assurer la gestion des situations d’urgence et les interventions en cas d’urgence ainsi que la prestation locale de services pour les programmes pertinents du Ministère et le programme d’inspection par l’intermédiaire des six bureaux régionaux. Assurer la liaison avec Sécurité publique pour la gestion des activités visant â faire respecter les lois et règlements qui relèvent du ministère.

AUTHORIZATIONS	3,222	AUTORISATIONS

Regulate the construction and operation of specific activities in order to minimize impacts on the province’s air, land, and water environments. This is accomplished by using various regulatory tools and through a strong auditing program to assess compliance.

Régir la construction et l’exploitation liées à des activités particulières afin d’atténuer le plus possible les effets sur l’eau, l’air et la terre dans la province. Pour ce faire, avoir recours à divers outils de réglementation et évaluer la conformité au moyen d’un programme de vérification rigoureux.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AUTHORIZATIONS AND COMPLIANCE (continued)		AUTORISATIONS ET CONFORMITÉ (suite)

SOURCE AND SURFACE WATER MANAGEMENT	603	GESTION DES EAU DE SOURCE ET DE SURFACE

Manage and protect the Province’s drinking water resources, and ensure that activities in close proximity to the Province’s waterways are conducted in a sustainable and environmentally responsible manner.

Gérer et protéger les ressources en eau potable de la province et veiller à ce que les activités à proximité des cours d’eau de la province soient menées de manière durable et responsable sur le plan écologique.

TOTAL	7,004	TOTAL

ENVIRONMENTAL SCIENCE AND PROTECTION		SCIENCE ET PROTECTION DE L’ENVIRONNEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide scientific analysis, review, advice and reporting services on matters related to the Province’s air and water resources. To ensure that potential environmental impacts are avoided or reduced to acceptable levels for certain planned projects and activities. To provide technical advice, guidance, support and maintain awareness in research and developments in environmental public health issues and initiatives.

Fournir des services d’analyse, d’examen, de conseil et de production de rapports scientifiques sur des sujets relatifs aux ressources en air et en eau de la province. Veiller à ce que les répercussions possibles sur l’environnement soient évitées ou réduites à des niveaux acceptables dans le cas de certaines activités ou de certains projets. Fournir des conseils, des directives et un soutien techniques, et se tenir au courant de la recherche dans le domaine de la santé publique environnementale et de l’évolution des questions et des initiatives s’y rapportant.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ENVIRONMENTAL IMPACT ASSESSMENT	719	ÉTUDE D’IMPACT SUR L’ENVIRONNEMENT

Through the Environmental Impact Assessment (EIA) process, identify potential environmental impacts of certain proposed activities and developments so that such impacts can be avoided or reduced to acceptable levels if the projects are permitted to proceed.

Au moyen du processus d’étude d’impact sur l’environnement (EIE), déterminer les répercussions possibles sur l’environnement de certaines activités proposées et de certains projets d’aménagement de manière que ces répercussions puissent être évitées ou réduites à des niveaux acceptables si ces activités ou ces projets sont autorisés.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENTAL SCIENCE AND PROTECTION (continued)		SCIENCE ET PROTECTION DE L’ENVIRONNEMENT (suite)

AIR AND WATER SCIENCES	2,379	SCIENCES DE L’AIR ET DE L’EAU

Monitor current environmental conditions (air and water), provide baseline information and data, and provide scientific services and hydrologic forecasting to interpret, evaluate, and report on the state of the environment in New Brunswick. Prepare and deliver the results of these activities to assist in informed decision making, primarily as it relates to environmental matters.

Surveiller les conditions environnementales existantes (air et eau), fournir des renseignements et des données de référence et fournir des services scientifiques et des prévisions hydrologiques afin d’évaluer et d’interpréter l’état de l’environnement au Nouveau- Brunswick et d’en faire rapport. Préparer et présenter les résultats de ces activités afin de faciliter la prise de décisions éclairées, particulièrement en ce qui concerne les questions environnementales.

HEALTHY ENVIRONMENTS	504	ENVIRONNEMENTS EN SANTÉ

Develop programs and policies and provide scientific and engineering expertise to interpret, evaluate, and report on Healthy Environments initiatives for the Department. As part of a multi-departmental team, strive to meet regulatory responsibilities through an integrated mix of programs intended to anticipate, prevent and control adverse health effects from exposure to environmental health hazards resulting from the built environment in which we live, work and play.

Élaborer des programmes et des politiques et fournir l’expertise scientifique et technique nécessaire pour évaluer et interpréter les initiatives sur les environnements sains et en faire rapport au Ministère. Au sein d’une équipe multiministérielle, s’efforcer de respecter les responsabilités réglementaires à l’aide de divers programmes intégrés visant à prévoir, prévenir et contrôler les effets nocifs sur la santé d’une exposition aux risques environnementaux touchant la santé que présente le milieu bâti dans lequel nous vivons, travaillons et jouons.

TOTAL	3,602	TOTAL

POLICY, CLIMATE CHANGE, FIRST NATIONS AND PUBLIC ENGAGEMENT		POLITIQUES, CHANGEMENTS CLIMATIQUES ET PARTICIPATION DES PREMIÈRES NATIONS ET DU PUBLIC

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide support in the areas of policy and planning, coordination of climate change policies and programs, and First Nations and public engagement.		Fournir en soutien les domains de politiques et planification, coordination du politiques et du programmes sur le changements climatiques, et engagement de premières Nations et de collectivités.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY, CLIMATE CHANGE, FIRST NATIONS AND PUBLIC ENGAGEMENT (continued)		POLITIQUES, CHANGEMENTS CLIMATIQUES ET PARTICIPATION DES PREMIÈRES NATIONS ET DU PUBLIC (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

POLICY, FIRST NATIONS AND PUBLIC ENGAGEMENT	1,146	POLITIQUES ET PARTICIPATION DES PREMIÈRES NATIONS ET DU PUBLIC

Provide support in the areas of policy and planning and First Nations and public engagement.		Fournir en soutien les domains de politiques et planification et engagement de premières Nations et de collectivités.

CLIMATE CHANGE SECRETARIAT	1,618	SECRÉTARIAT DES CHANGEMENTS CLIMATIQUES

Coordinate New Brunswick’s climate change policies and programs through collaboration with government departments, partners and stakeholders.		Coordonner les politiques et les programmes du Nouveau-Brunswick sur les changements climatiques en collaborant avec les ministères, les partenaires et les intervenants.

TOTAL	2,764	TOTAL

ASSESSMENT AND PLANNING		COMMISSION D’APPEL EN MATIÈRE
APPEAL BOARD		D’ÉVALUATION ET D’URBANISME

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Conduct planning and property tax assessment appeals, as well as appeals on heritage properties, across the Province and render written decisions.		Donner suite aux appels en matière d’urbanisme et d’évaluation foncière ainsi qu’à ceux concernant les biens patrimoniaux dans l’ensemble de la province et rendre des décisions par écrit.

TOTAL	327	TOTAL

TOTAL - DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT	152,621	TOTAL - MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	152,574	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

1,000	1,300	Local Service Districts / Districts de services locaux	1,000

1,000	1,300	TOTAL	1,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

1,601	1,251	Climate Change Fund / Fonds pour les changements climatiques	0

8,430	8,430	Environmental Trust Fund / Fonds en fiducie pour l’environnement	8,430

10,031	9,681	TOTAL	8,430

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

2,682	2,682	Executive Council Secretariat / Secrétariat du Conseil exécutif	2,756

4,128	4,128	Corporate Communications / Communications gouvernementales	4,301

341	341	Office of the Lieutenant-Governor / Cabinet du lieutenant-gouverneur	346

3,029	2,929	Women’s Equality Branch / Direction de l’égalité des femmes	3,199

2,366	2,366	Intergovernmental Affairs / Affaires intergouvernementales	2,630

12,546	12,446	TOTAL - Gross Ordinary / Compte brute ordinaire	13,232

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

EXECUTIVE COUNCIL SECRETARIAT		SECRÉTARIAT DU CONSEIL EXÉCUTIF

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide secretariat and administrative services for Executive Council and the Policy and Priorities Board, and from time to time, Special Committees of Cabinet.		Fournir des services de secrétariat et de soutien administratif au Conseil exécutif et au Comité des politiques et priorités, et de temps à autre, aux comités spéciaux du Cabinet.

To review proposals for the development or amendment of government policy. To review all regulatory and legislative proposals. To provide central support on appointments and governance of agencies, boards and commissions.

Examiner toute proposition visant à élaborer ou à modifier des politiques gouvernementales. Examiner tout avant-projet de loi ou règlement. Surveiller la réalisation des objectifs. Fournir un soutien central pour les nominations et la gouvernance de organismes, conseils et commissions.

To support the Government House Leader in planning, establishing and managing the Government’s agenda for the Legislative Assembly; and in overseeing policy issues related to democracy and the Legislature.

Appuyer le leader du gouvernement à la Chambre dans la planification, l’établissement et la gestion du programme gouvernemental pour l’Assemblée législative, et pour superviser les questions politiques portant sur la démocratie et la législature.

TOTAL	2,756	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE COMMUNICATIONS		COMMUNICATIONS GOUVERNEMENTALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Corporate communications works closely with key partners and stakeholders to ensure that communications across government, in their area of expertise, are aligned with government priorities, effectively managed and responsive to the diverse information needs of the public. Key functions include: strategic planning; departmental support services; media relations; research, writing and editorial services; marketing, digital and social media; logistics and communications support.

Communications gouvernementales travaille en étroite collaboration avec les partenaires et intervenants clés pour veiller à ce que les communications de l’ensemble du gouvernement, qui relèvent de leur domaine d’expertise, soient harmonisées aux priorités du gouvernement, gérées avec efficacité et adaptées aux divers besoins en information du public. Voici des principales fonctions de base: la planification stratégique; les services du soutien aux ministères; les relations avec les médias; la recherche, la rédaction et le services éditoriaux; le marketing, la communication numérique et les médias sociaux; le soutien aux communications et la logistique.

TOTAL	4,301	TOTAL

OFFICE OF THE LIEUTENANT-GOVERNOR		CABINET DU LIEUTENANT-GOUVERNEUR

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist the Lieutenant-Governor in her ceremonial, constitutional and social roles as the Queen’s representative in New Brunswick.		Aider la lieutenante-gouverneure à remplir son rôle cérémonial, constitutionnel et social comme représentant de la Reine au Nouveau-Brunswick.

TOTAL	346	TOTAL

WOMEN’S EQUALITY BRANCH		DIRECTION DE L’ÉGALITÉ DES FEMMES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To promote gender equality and reduce systemic discrimination by providing advice and support to the Minister responsible for Women’s Equality as well as to departments of government, and to coordinate the implementation of the government’s actions and initiatives in the areas of women’s personal and economic security.

De promouvoir l’égalité entre les sexes et de réduire la discrimination systémique en offrant à la ministre responsable de l’égalité des femmes et aux différents ministères des conseils et du soutien et de coordonner la mise en œuvre des actions et des initiatives gouvernementales en matière de la sécurité personnelle et économique des femmes.

TOTAL	3,199	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INTERGOVERNMENTAL AFFAIRS		AFFAIRES INTERGOUVERNEMENTALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure a strategic and corporate approach to promoting and protecting New Brunswick’s interests in its relationships with other governments by coordinating New Brunswick’s participation in regional, national and international organizations and by working with and providing advice and support to government departments in their relations with other governments. To enhance positive interprovincial and community relations as they relate to Canadian Francophonie, to coordinate government action on official languages and to negotiate and implement federal-provincial agreements relative to official languages to contribute to the province’s social and economic priorities. To maximize New Brunswick’s benefits from membership in the International Organization of the Francophonie (OIF) and to assure Protocol services. To ensure the Province’s trade and interests are protected, and position the Province to maximize the benefits of international and internal trade agreements.

Assurer une approche stratégique et globale pour promouvoir et protéger les intérêts du Nouveau-Brunswick dans ses relations avec d’autres gouvernements en coordonnant la participation du Nouveau-Brunswick dans les regroupements régionaux, nationaux et internationaux clés et en offrant la collaboration et l’avis aux ministères provinciaux sur leurs relations avec les autres gouvernements. Promouvoir des relations interprovinciales et communautaires positives en matière de Francophonie canadienne, coordonner l’action du gouvernement en matière de langues officielles et négocier et mettre en œuvre des ententes fédérales-provinciales relatives aux langues officielles à l’appui des priorités économiques et sociale de la province. Maximiser les avantages pour le Nouveau-Brunswick d’être membre de l’Organisation internationale de la francophonie (OIF) et assurer les services protocolaires. Assurer la protection des intérêts commerciaux de la province et positionner la province dans le but de maximiser les retombées des accords sur le commerce international et intérieur.

TOTAL	2,630	TOTAL

TOTAL - EXECUTIVE COUNCIL OFFICE	13,232	TOTAL - BUREAU DU CONSEIL EXÉCUTIF

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	13,185	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

899	768	Budget and Financial Management / Budget et gestion financières	914
10,797	10,797	Financial Resource Management / Gestion des ressources financières	10,740
12,379	12,233	Office of the Chief Human Resources Officer / Bureau du dirigeant principal des ressources humaines	12,398
7,680	7,387	Office of the Chief Information Officer / Bureau du chef du service de l’information	6,670
2,707	2,428	Office of the Comptroller / Bureau du Contröleur	3,104
2,067	2,061	Strategic Services / Services stratégiques	2,099
36,529	35,674	TOTAL - Gross Ordinary / Compte brute ordinaire	35,925

Note: / Remarque :
The 2018–2019 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2018–2019 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUDGET AND FINANCIAL MANAGEMENT		BUDGET ET GESTION FINANCIÈRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provision of secretariat services to Treasury Board and liaison between the Board and all government departments and agencies. Coordination and development of the annual budget and multi-year expenditures to promote the effective efficient use of financial resources. Provision of analysis, advice and expenditure management options for consideration by government.

Offrir des services de secrétariat au Conseil du Trésor assurer la liaison entre le Conseil et tous les ministères et organismes gouvernementaux. Coordonner et élaborer le budget annuel et le plan de dépenses pluriannuel. Surveiller les dépenses pour favoriser une utilisation efficace et efficiente des ressources financières. Soumettre au gouvernement analyses, conseils et options de gestion des dépenses aux fins d’examen.

TOTAL	914	TOTAL

FINANCIAL RESOURCE MANAGEMENT		GESTION DES RESSOURCES FINANCIÈRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To support and promote the effective management of financial resources of the Government and to provide effective, efficient and courteous service to the citizens of New Brunswick.		Appuyer et promouvoir la gestion efficace des ressources financières du gouvernement, et fournir des services efficaces, efficients et courtois à la population du Nouveau-Bunswick.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL RESOURCE MANAGEMENT (continued)		GESTION DES RESSOURCES FINANCIÈRES (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

AGENCY RELATIONS AND CORPORATE SERVICES	1,962	DIVISION DES RELATIONS AVEC LES ORGANISMES ET DES SERVICES GÉNÉRAUX

To provide financial, strategic, administrative, project management and legislative planning services to the Department of Finance and Treasury Board and other central agencies of the Government; to deliver the day-to-day operations, oversight and management functions of the New Brunswick Lotteries and Gaming Corporation and the Cannabis Management Corporation; to provide policy advice and recommendations, financial analysis and information, and other support services with respect to the Province’s gaming policy; to research and analyze gaming policy issues in regard to provincial gaming policy and revenue sharing arrangements with First Nations; and, to provide policy development support and management of the accountability and oversight of the department’s relationship with the agencies for which the department has responsibility.

Fournir au ministère des Finances et du Conseil du Trésor et aux autres organismes centraux des services financiers, stratégiques et administratifs ainsi que des services de gestion de projet et de planification en matière de législation; veiller aux activités, a la surveillance et à la gestion quotidiennes de la Société des loteries et des jeux du Nouveau-Brunswick et de la Société de gestion du cannabis; fournir des conseils et des recommandations en matière de politique, des analyses et de l’information en matière de finances et d’autres services de soutien relativement à la politique provinciale en matière de jeu responsable; faire des recherches et effectuer des analyses relativement à des questions concernant la politique provinciale en matière de jeu responsable et les ententes provinciales de partage des recettes conclues avec les Premières nations; fournir du soutien en matière d’élaboration de politiques et veiller à la responsabilisation et à la surveillance des relations du ministère avec les organismes dont il est responsable.

TREASURY	1,663	TRÉSORERIE

Manages and administers the cash resources, borrowing programs and all investment and debt management activities of government; arranges the financing for the borrowing requirements of Crown agencies, municipalities and hospitals; manages an investor relations program; holds and manages the provincial sinking fund, and certain pension and special purpose trust funds; provides government with advice on financial policy and on the financing of various initiatives.

Assurer la gestion et l’administration de la trésorerie, des programmes d’emprunt et de toutes les activités du gouvernement relatives à la gestion des placements et de la dette; prendre les arrangements de financement pour les besoins d’emprunt des sociétés de la Couronne, des municipalités et des hôpitaux; gérer un programme de relations avec les investisseurs; détenir et gérer le Fonds d’amortissement provincial, et certains fonds de pension en fiducie et fonds de fiducie à but spécial; et fournir des conseils au governement sur la politique financière et le financement de diverses initiatives.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL RESOURCE MANAGEMENT (continued)		GESTION DES RESSOURCES FINANCIÈRES (suite)

FISCAL POLICY	1,579	POLITIQUE FISCALE

Provision of advice, analysis and information to the Minister of Finance and the Government on taxation and fiscal policy, Federal-Provincial fiscal relations, and the economy.		Offrir conseils, analyses et renseignements au ministre des Finances at au gouvernement en matière d’impôt, de politique fiscale, de relations financières fédérales-provinciales et d’économie.

REVENUE ADMINISTRATION	5,536	L’ADMINISTRATION DU REVENU

Provision of fair, effective and efficient administration of tax and regulatory programs. Research, analyze and provide interpretations and advice on tax application issues. Develop options for legislative amendments on tax administration. Provide audit, assurance and refund verification functions, as well as education, inspection, and information regarding program services. Provision of the effective delivery of assigned revenue and taxation programs associated with real property and consumption taxes.

Assurer une administration équitable, efficace et efficiente des programmes d’impôt et de réglementation. Fournir des services de recherche, d’analyse et d’interprétation, et dispenser des conseils relativement aux questions d’application de l’impôt. Élaborer des options aux modifications législatives liées à l’administration fiscale. Remplir des fonctions de vérification, d’assurance et de contrôle des remboursements en plus d’assurer la formation, l’inspection et l’information concernant les services liés aux programmes. Veiller à la prestation efficace des programmes ayant trait aux recettes et à l’imposition pour ce qui est de l’impôt foncier et des taxes à la consommation.

TOTAL	10,740	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF HUMAN RESOURCES OFFICER			BUREAU DU DIRIGEANT PRINCIPAL DES RESSOURCES HUMAINES

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

Provide the strategic direction and the policy, program, operational and accountability framework for the recruitment, compensation, retention, development, safety, health and management of GNB’s human resources; provide advice and support to Treasury Board as a committee of Cabinet and as the employer for Parts I, II and III of the Public Service and in relation to the Civil Service Act ; lead collective bargaining in Parts I, II and III of the Public Service; lead the development of longer-term GNB-wide human resources strategies; and work closely with Deputy Heads in departments.

Fournir l’orientation stratégique et le cadre de politique, de programmes, de fonctionnement et de responsabilisation relatifs au recrutement, à la rémunération, à la fidélisation, au perfectionnement, à la sécurité, à la santé et à la gestion des ressources humaines (RH) du gouvernement du Nouveau-Brunswick (GNB); fournir des conseils et un soutien au Conseil du Trésor en tant que comité du Cabinet et à titre d’employeur pour les parties I, II et III des services publics et par rapport à la Loi sur la Fonction publique ; mener les négociations collectives pour les parties I, II et III des services publics; diriger l’élaboration d’une stratégie à long terme des RH dans l’ensemble du GNB; et travailler étroitement avec les administrateurs généraux des ministères.

Expenditures	15,398		Dépenses	15 398

Recovery from benefit plans	(3,000)		Recouvrement des régimes de prestations	(3 000)

TOTAL		12,398	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF INFORMATION OFFICER		BUREAU DU CHEF DU SERVICE DE L’INFORMATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Responsible for Government-wide strategic leadership, planning and oversight of the management of information, technology, security, and digital innovation to enable the business of Government.
Le BCSI est chargé d’exercer un leadership stratégique dans l’ensemble du gouvernement et de planifier et de surveiller la gestion des renseignements, des technologies, de la sécurité et de l’innovation numérique, de manière à gouverner intelligemment.

As part of the OCIO the Provincial Archives has the dual responsibility of oversight of the information management of government records and access to records bearing on the Province’s history. The OCIO is also responsible for the Centralized Access to Information unit in support of RTIPPA legislation.

Au sein du BCSI, les Archives provinciales ont une double responsabilité : surveiller la gestion de l’information ayant trait aux documents du gouvernement et permettre la consultation des documents portant sur l’histoire de la province. Le BCSI est aussi responsable de l’Unité de l’accès centralisé à l’information à l’appui de la Loi sur le droit à l’information et la protection de la vie privée.

TOTAL	6,670	TOTAL

OFFICE OF THE COMPTROLLER		BUREAU DU CONTRÖLEUR

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide professional services to improve the economy, efficiency, effectiveness and accountability of Government programs and operations. To provide leadership in accounting, internal audit and enterprise risk management services to Government; prepare the annual Public Accounts of the Province, and operate and support the corporate financial systems.

Fournir des services professionnels pour améliorer l’économie, l’efficience, l’efficacité et la reddition de comptes quant aux programmes et activités du gouvernement. Assurer le leadership dans les services de comptabilité, de vérification interne et de gestion des risques d’entreprise au gouvernement; dresser les comptes publics annuels du gouvernement provincial, et voir au fonctionnement et au soutien des systèmes financiers gouvernementaux.

TOTAL	3,104	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

STRATEGIC SERVICES		SERVICES STRATÉGIQUES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Strategic Services provides support and oversight of departmental strategy, policy development and implementation, performance excellence, legislative coordination, financial services, internal communications, and employee experience initiatives. The division is also responsible for corporate-wide assessments of new and existing programs and projects through the ASD Advisory Services unit.

La Division des services stratégiques appuie et supervise la stratégie, le développement et la mise en œuvre de politiques, l’excellence du rendement, la coordination législative, les services financiers, les communications internes et les initiatives ayant trait à l’expérience du personnel du Ministère. La division est aussi responsable des évaluations pangouvernementales portant sur des programmes et des projets nouveaux et existants par l’intermédiaire des services consultatifs de l’Unité de la DMPS.

TOTAL	2,099	TOTAL

TOTAL - DEPARTMENT OF FINANCE AND TREASURY BOARD	35,925	TOTAL - MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	35,878	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

15	124	Archives Trust Account / Compte en fiducie pour les archives	10
1,075	250	Cannabis Education and Awareness Fund / Fonds d’education et de sensibilisation en matière de cannabis	1,100
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc	56
1,146	430	TOTAL	1,166

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

3,530	3,430	Aboriginal Affairs Secretariat / Secrétariat des affaires autochtones	3,778

350	455	Commissions Paid to Collectors of Pari-Mutuel Taxes / Commissions versées aux percepteurs de la taxe sur le pari mutuel	350

688	688	Equal Employment Opportunity Program / Programme d’égalité d’accès à l’emploi	688

1,037	987	Jobs Board Secretariat / Secrétariat du conseil de l’emploi	0

144,584	144,584	Legislated Pension Plans, Benefit Accruals, Subsidies, and Supplementary Allowances / Régimes de retraite prévus par la loi, accumulation de prestations, subventions et allocations supplémentaires	147,970

2,068	1,918	Office of the Clerk, Chief Operating Officer and Head of the Public Service / Bureau du greffier, chef des opérations et chef de la fonction publique	2,015

323,847	319,102	Pension and Employee Benefits Plans / Régimes de retraite et d’avantages sociaux	334,359

12,200	12,200	Provision for Losses / Provision pour pertes	12,200

55,200	55,200	Revenue Sharing Agreements with First Nations / Accords de partage des recettes avec les Premières Nations	61,000

177,369	177,369	Service New Brunswick / Service Nouveau-Brunswick	179,580

62,284	62,578	Supplementary Funding Provision / Provision pour fonds supplémentaires	115,765

783,157	778,511	TOTAL - Gross Ordinary / Compte brute ordinaire	857,705

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ABORIGINAL AFFAIRS		SECRÉTARIAT DES AFFAIRES
SECRETARIAT		AUTOCHTONES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Aboriginal Affairs Secretariat implements a coordinated governmental approach on matters related to Aboriginal people; represents the interests of the Province in multilateral initiatives and negotiations; supports consultation with Aboriginal people; and provides research, analysis and policy advice to government on Aboriginal matters.

Le Secrétariat des affaires autochtones adopte une approche gouvernementale coordonnée pour les questions concernant les Autochtones; représente les intérêts de la province dans le cadre d’initiatives et de négociations multilatérales; appuie les consultations auprès des Autochtones; effectue des recherches et des analyses ainsi que fournit des conseils stratégiques au gouvernement quant aux questions autochtones.

TOTAL	3,778	TOTAL

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	3,731	À VOTER

		COMMISSIONS VERSÉES AUX
COMMISSIONS PAID TO COLLECTORS		PERCEPTEURS DE LA TAXE
OF PARI-MUTUEL TAXES		SUR LE PARI MUTUEL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To encourage the collection and remittance of pari-mutuel taxes and provide support to provincial racetracks and the horse racing industry.		Vise à encourager la perception et la remise de la taxe sur le pari mutuel et à fournir un soutien aux hippodromes de la province et à l’industrie des courses de chevaux.

TOTAL	350	TOTAL

TO BE VOTED	350	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

EQUAL EMPLOYMENT OPPORTUNITY		PROGRAMME D’ÉGALITÉ D’ACCÉS À
PROGRAM		L’EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide access to employment and promotional opportunities within the provincial public service to Aboriginals, persons with disabilities and members of a visible minority group.		Faire en sorte que les Autochtones, les personnes handicapées et des membres des minorités visibles aient accès à des possibilités d’emploi et d’avancement dans les services publics de la province.

TOTAL	688	TOTAL

TO BE VOTED	688	À VOTER

LEGISLATED PENSION PLANS,		LOI, ACCUMULATION DE PRESTATIONS,
BENEFIT ACCRUALS, SUBSIDIES,		SUBVENTIONS ET ALLOCATIONS
AND SUPPLEMENTARY ALLOWANCES		SUPPLÉMENTAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the cost of legislated pension plans, benefit accruals, subsidies and supplementary allowances.		Couvrir le coût des régimes de retraite prévus par la loi, de l’accumulation des prestations, des subventions et des allocations supplémentaires.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

Legislated Pension Plans:		Régimes de pension prévus par la loi:

Ombud’s Pension	170	Pension de l’ombud
Judges’ Superannuation Plan	5,700	Régime de pension de retraite des juges
Members’ Plans	2,100	Régimes des députés

Benefit Accruals, Subsidies, and Supplementary Allowances	140,000	Accumulation de prestations, subventions et allocations supplémentaires.

TOTAL	147,970	TOTAL

Less amounts authorized by law	170	Moins crédits autorisés par la loi

TO BE VOTED	147,800	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CLERK, CHIEF OPERATING		BUREAU DU GREFFIER, CHEF DES
OFFICER AND HEAD OF THE PUBLIC		OPÉRATIONS ET CHEF DE LA FONCTION
SERVICE		PUBLIQUE

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

OFFICE OF THE CLERK, CHIEF OPERATING		BUREAU DU GREFFIER, CHEF DES
OFFICER AND HEAD OF THE PUBLIC		OPÉRATIONS ET CHEF DE LA FONCTION
SERVICE	292	PUBLIQUE

The Office of the Clerk provides professional non- partisan advice and support to the Premier as well as advice and support on the structure and operations of government. The Clerk also acts as the Chief Operating Officer and Head of the Public Service, ensuring effective and efficient management and that the Public Service is delivering high quality programs and services, based on evidence-based evaluations.

En plus de conseils et d’un soutien ayant trait à la structure et à l’organisation du gouvernement, le bureau du greffier fournit des conseils impartiaux et un soutien professionnel au premier ministre. Le greffier jour aussi le rôle de chef des opérations et chef de la fonction publique et assure à ce titre, l’organisation efficaces et efficientes et aussi que la fonction publique délivre des programmes et services de haute qualité fondés sur des lignes directrices basés sur des évaluations.

STRATEGY MANAGEMENT	1,723	GESTION STRATÉGIQUE

The Office of Strategy Management is responsible for developing the principles, methods and tools by which NB Public Service leaders can enhance alignment and execution of strategic priorities, drive improvement results and build a sustainable high performance culture.

Le Bureau de la gestion stratégique est responsable de l’élaboration de principes, de méthodes et d’outils qui permettent aux dirigeants des services publics du N.-B. d’améliorer l’harmonisation et l’exécution des priorités stratégiques, de favoriser l’atteinte de résultats en matière d’améliorations et de bâtir une culture à haut rendement durable.

TOTAL	2,015	TOTAL

À VOTER	2,015	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

		RÉGIMES DE RETRAITE ET D’AVANTAGES
PENSION AND EMPLOYEE BENEFITS PLAN		SOCIAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the employer’s cost and/or contributions towards certain pension and employee benefit plans.		Fournir le coût et/ou la quote-part de l’employeur à certains régimes de retraite et d’avantages sociaux des employés.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

Canada Pension Plan	31,261	Régime de pensions du Canada

Group Insurance Plans	1,134	Régimes d’assurance collective

Employee and Family Assistance Program	638	Programme d’aide aux employés et leur famille

Shared Risk Plan for CUPE Employees of New Brunswick Hospitals	37,193	Régime à risques partagés des employés membres du SCFP des hôpitaux du Nouveau-Brunswick

Shared Risk Plan for Certain Bargaining Employees of New Brunswick Hospitals	47,439	Régime à risques partagés de certains employés syndiqués des hôpitaux du Nouveau-Brunswick

Public Service Shared Risk Plan	107,841	Régime à risques partagés dans les services publics

New Brunswick Teachers’ Pension Plan	77,520	Régime de pension des enseignants du Nouveau-Brunswick

Part-time and Seasonal Pension Plan	2,294	Régime de pension des employé à temps partiel et saisonniers

Non-teaching School Districts Pension Plans	29,037	Régimes de retraite du personnel non enseignant des districts scolaires

Statutory Annuities	2	Rentes statutaires

TOTAL	334,359	TOTAL

Less amounts authorized by law	2	Moins crédits autorisés par la loi

TO BE VOTED	334,357	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PROVISION FOR LOSSES		PROVISION POUR PERTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the possible non-collection of amounts due to the Province, potential claims against the Province and other unforeseen losses.		Prévoir le non-recouvrement possible de montants dus à la province, les réclamations contre la province et d’autres pertes imprévisibles.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

Department of Agriculture, Aquaculture and Fisheries	3,000	Ministère de l’Agriculture, de l’Aquaculture, et des Pêches
Department of Energy and Resource Development	300	Ministère du Développement de l’énergie et des ressources
Department of Finance and Treasury Board	4,000	Ministère des Finances et du Conseil du Trésor
Department of Justice and Office of the Attorney General	300	Ministère de la Justice et Cabinet du procureur général
Department of Public Safety	300	Ministère de la Sécurité publique
Department of Social Development	4,000	Ministère du Développement social
Department of Transportation and Infrastructure	300	Ministère des Transports et de l’Infrastructure

TOTAL	12,200	TOTAL

TO BE VOTED	12,200	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

REVENUE SHARING AGREEMENTS		ACCORDS DE PARTAGE DES RECETTES
WITH FIRST NATIONS		AVEC LES PREMIÈRES NATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To encourage the collection of tax related to on-reserve sales to non-natives, to encourage compliance with provincial gaming policy and to foster economic and community development to reserves.
D’encourager la perception de l’impôt dans les reserves portant sur les ventes auprès de la population non autochtone, de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement communautaire dans les réserves.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

		ACCORDS DE PARTAGE DES RECETTES
TAX REVENUE SHARING AGREEMENTS	47,500	ISSUES DE L’IMPÔT

To encourage the collection of tax related to on- reserve sales to non-natives and to foster economic and community development on reserves, the Province shares with First Nations with agreements the provincial HST, tobacco and gasoline and motive fuel tax revenues collected and remitted from on-reserve sales to non-native purchasers.

En vue d’encourager la perception de l’impôt dans les réserves portant sur les ventes auprès de la population non autochtones et d’y favoriser un développement économique et communautaire, le gouvernement provincial partage, avec les Premières Nations avec lesquelles un accord a été établi, les recettes de la portion provinciale de la TVH et de la taxe sur le tabac et sur l’essence et les carburants qui ont été perçues et remises sur les ventes dans les réserves aux acheteurs non autochtones.

GAMING REVENUE SHARING		ACCORDS DE PARTAGE DES RECETTES
AGREEMENTS	13,500	ISSUES DES JEUX DE HASARD

To encourage compliance with provincial gaming policy and to foster economic and community development, the Province shares gaming revenue with First Nations with agreements, as provided in section 24 of the Gaming Control Act.

Afin de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement économique et communautaire, le gouvernement partage les recettes tirées des jeux de hasard avec les Premières nations par des accords, conformément à ce que prévoit l’article 24 de la Loi sur la Réglementation des jeux.

TOTAL	61,000	TOTAL

TO BE VOTED	61,000	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE NEW BRUNSWICK		SERVICE NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide centralized services in the area of Information Technology, Procurement, Supply Chain, Laundry and Clinic Engineering to the Health Sector. Centralized services to Government departments and agencies in the areas of Information Technology, Procurement, Property Assessment, Accounts Payable, Collections, Payroll and Benefits Administration, Translation and Print Services. And to provide convenient access for the public to government and municipal services, such as registrations, permits and licenses, payment of various taxes and fees, and Residential Tenancies Tribunal through physical and electronic service channels.

Offrir des services centralisés dans les domaines des technologies de l’information, des achats, de la chaîne d’approvisionnement, des services de buanderie et de l’ingénierie clinique au secteur de la santé; des services centralisés aux ministères et aux organismes gouvernementaux dans les domaines de la technologie de l’information, des achats, de l’évaluation foncière, des comptes créditeurs, du recouvrement, de l’administration de la paie et des avantages sociaux, de la traduction et des services d’impression; et assurer au public un accès pratique aux services gouvernementaux et municipaux comme les immatriculations, les permis et les licences, le paiement de divers impôts et droits, le Tribunal sur la location de locaux d’habitation, grâce à des services physiques et électroniques.

TOTAL	179,580	TOTAL

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	179,533	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SUPPLEMENTARY FUNDING		PROVISION POUR FONDS
PROVISION		SUPPLÉMENTAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide supplementary funding to other programs in government for the cost associated with the settlement of collective bargaining agreements and other expenditures resulting from unanticipated events that may occur during the year.

Fournir des fonds supplémentaires à d’autres programmes gouvernementaux afin de couvrir les coûts associés à la conclusion de conventions collectives ainsi que d’autres dépenses découlant d’événements inattendus au cours de l’exercice.

TOTAL	115,765	TOTAL

TO BE VOTED	115,765	À VOTER

TOTAL - GENERAL GOVERNMENT	857,705	TOTAL - GOUVERNEMENT GÉNÉRAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

160,449	156,580	Corporate and Other Health Services / Services ministériels et autres services de santé	163,899
665,229	671,629	Medicare / Assurance-maladie	671,880
203,876	203,876	Drug Programs / Régimes d’assurance-médicaments	205,379
1,723,797	1,721,266	Part III Health Services / Services de santé de la partie III	1,762,281
2,753,351	2,753,351	TOTAL - Gross Ordinary / Compte brute ordinaire	2,803,439

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To plan, fund and monitor the delivery of health services to New Brunswickers through:
- the administration of all departmental programs;
- the delivery of provincial services; - the administration of federal-provincial relations and interprovincial health agreements; and
- the development and administration of recruitment and retention programs for health human resources.

Planifier, financer et surveiller la prestation des services de soins de santé à la population du Nouveau-Brunswick:
- la gestion de tous les programmes ministériels;
- la prestation de services provinciaux;
- la gestion des relations fédérales-provinciales et des ententes interprovinciales sur la santé;
- l’élaboration et l’administration de programmes de recrutement et de maintien des effectifs en matière de santé.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION AND FINANCIAL SERVICES	7,391	ADMINISTRATION ET SERVICES FINANCIERS

Administrative support and advisory services in matters relating to accounting, budgeting, financial controls, communications, personnel and staff accommodations.		Services consultatifs et de soutien administratif dans les domaines suivants: comptabilité, budget, contrôles financiers, communications, dotation en personnel et locaux et meubles pour le personnel.

INNOVATION AND eHEALTH	12,366	INNOVATION ET CYBERSANTÉ

The branch oversees the overall alignment of information and communication technology implementation with the strategic directions of the health care system. This includes the development and implementation of One Patient, One Record and its ongoing operations, as well as all other information systems within the department.

a direction voit à l’harmonisation de la mise en oeuvre des technologies de communication et d’information avec les orientations stratégiques du système de soins de santé. Cela comprend le développement et la mise en oeuvre d’Un patient, un dossier, et de ses operations continues, ainsi que de tous les autres systems d’information au sein du ministère.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)

PLANNING AND HEALTH HUMAN RESOURCES	5,328	PLANIFICATION ET RESSOURCES HUMAINES EN SANTÉ

Strategic planning and evaluation of provincial health services and programs. Administrative support and advisory services in the areas of legislative development, federal-provincial relations and health human resources.

Planification stratégique et évaluation des politiques et programmes provinciaux relatifs à la santé. Soutien administratif et services consultatifs pour l’élaboration de mesures législatives, les relations fédérales-provinciales et les ressources humaines en santé.

MEDICAL EDUCATION PROGRAM SERVICES	13,796	SERVICES DES PROGRAMMES DE FORMATION MÉDICALE

Responsible for management of the delivery of medical education for the province.		Gérer la prestation des programmes de formation médicale pour la province.

OUT OF PROVINCE HOSPITAL PAYMENTS	72,971	RÈGLEMENT DES SERVICES HOSPITALIERS HORS-PROVINCE

Payment on behalf of New Brunswick residents for hospital services received outside the province.		Payer les services hospitaliers obtenus en dehors de la province par des résidents de la province.

PUBLIC HEALTH PROGRAM SERVICES	16,078	SERVICES DES PROGRAMMES DE SANTÉ PUBLIQUE

Responsible for policy development, planning and program support of public health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé publique dans la province.

HEALTH SERVICES LIABILITY PROTECTION PLAN	1,500	PLAN DE PROTECTION DE LA RESPONSABILITÉ - SERVICES DE SANTÉ

Provision of funding for health services liability cases and for claims administration.		Fournir des fonds pour les cas de responsabilité civile liés aux services de santé et l’administration des demandes d’indemnité.

ACUTE CARE	2,509	SOINS AIGUS

To provide policy direction, planning, resource allocation and program support for hospital services delivered in the province.		Orientation des politiques, planification, affectation des resources et soutien aux programmes des services hospitaliers de la province.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)

NEW BRUNSWICK CANCER NETWORK	5,301	RÉSEAU DE CANCER DU NOUVEAU-BRUNSWICK

The network unifies, manages and coordinates a broad based system for cancer control in the province. It is designed to reduce the incidence of cancer and improve the quality of life of New Brunswick residents living with cancer.

Il unifit, gère et coordonne les services de divers organismes de lutte contre le cancer dans la province. Il vise à réduire le nombre de cancers et à améliorer la qualité de vie des cancéreux au Nouveau-Brunswick.

HEALTH EMERGENCY MANAGEMENT SERVICES	2,526	SERVICES DE GESTION DES INTERVENTIONS D’URGENCE EN SANTÉ

Oversight of the Province’s Ambulance Services Program including planning, contract management, medical oversight, development and monitoring of standards and inspection of assets. Management of the Health Emergency Management Program.

Surveillance du programme des services d’ambulance de la province, y compris la planification, la gestion des contracts, la surveillance médicale, l’élaboration et la vérification du respect des normes ainsi que l’inspection des biens. Administration du programme de gestion des interventions d’urgence en matière de santé.

ADDICTION PROGRAM SERVICES	4,458	SERVICES DU PROGRAMME DE TRAITEMENT DES DÉPENDANCES

Responsible for policy development, planning and program support of addiction services delivered in the province.		Chargé de l’élaboration des politiques, de la planification et du soutien aux programmes des services de traitement des dépendances dans la province.

MENTAL HEALTH PROGRAM SERVICES	9,663	SERVICES DES PROGRAMMES DE SANTÉ MENTALE

Responsible for policy development, planning and program support of mental health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé mentale de la province.

COMMUNITY HEALTH PROGRAM SERVICES	10,012	SERVICES DES PROGRAMMES DE SANTÉ COMMUNAUTAIRES

Responsible for policy development, planning and program support of community health services delivered in the province.		Responsable de l’élaboration de politiques, de la planification et du soutien des programmes des services de santé communautaires offerts.

TOTAL	163,899	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEDICARE		ASSURANCE-MALADIE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Ensuring entitled health services provided by physicians are accessible to the population at a reasonable cost to the Province. Funding of medical care for New Brunswick residents.
Assurer que les services de santé fournis par les médecins sont accessibles aux résidents admissibles, et ce, à un coût raisonnable pour le gouvernement. Financer les soins médicaux offerts à la population du Nouveau-Brunswick.

TOTAL	671,880	TOTAL

DRUG PROGRAMS		RÉGIMES D’ASSURANCE-MÉDICAMENTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Funding of drug plans which provides for the payment of approved drugs.		Financement de régimes d’assurance-médicaments assurant le paiement de médicaments approuvés.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

NEW BRUNSWICK PRESCRIPTION DRUG PROGRAM	176,309	PLAN DE MÉDICAMENTS SUR ORDONNANCE DU NOUVEAU-BRUNSWICK

Funding of a drug plan which provides for the payment of approved drugs for senior citizens, nursing home residents, children-in-care, residents with specified medical conditions and, individuals identified by the Department of Social Development.

Financement d’un plan de médicaments sur ordonnance servant à payer certains médicaments approuvés pour les personnes âgées, les résidents des foyers de soins, les enfants pris en charge, les patients ayant des besoins précis et les personnes désignées par le ministère du Développement social.

NEW BRUNSWICK DRUG PLAN	29,070	RÉGIME MÉDICAMENTS DU NOUVEAU-BRUNSWICK

Insurance plan to provide coverage to all uninsured residents of New Brunswick to ensure affordable access to prescription drugs.		Régime d’assurance-médicaments garantissant à tous les résidents non assurés du Nouveau-Brunswick un accès abordable aux médicaments sur ordonnance.

TOTAL	205,379	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES		SERVICES DE SANTÉ DE LA PARTIE III

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Regional Health Authorities and EM/ANB are Part III organizations responsible for the planning, management and delivery of health services to New Brunswickers.		Les régies régionales de la santé et EM/ANB sont des organismes de la Partie III chargés de la planification, gestion et livraison des services de soins de santé à la population du Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

MEDICAL EDUCATION	17,064	FORMATION MÉDICALE

Responsible for the delivery of training through Regional Health Authorities for post graduate medical residents.		Gérer la prestation des programmes de formation par l’entremise des régies régionales de la santé pour les médecins résidents inscrits à des programmes d’études supérieures.

PUBLIC HEALTH SERVICES	25,810	SERVICES DE SANTÉ PUBLIQUE

Responsible for the delivery of community based public health programs and services in the areas of communicable disease prevention, management and control, and the promotion of healthy lifestyles/healthy families.

Assurer la prestation des programmes et services communautaires de santé publique dans les domaines de la prévention, de la gestion et du contrôle des maladies transmissibles ainsi que faire la promotion d’un mode de vie sain et de familles en santé.

HEALTH SERVICES	1,361,216	SERVICES DE SANTÉ

Funding for the delivery of hospital services within the province through Regional Health Authorities. Funding also included for the operations of the New Brunswick Health Council.
Financer la prestation des services hospitaliers dans la province par l’entremise des régies régionales de la santé. Des fonds sont aussi alloués pour les activités du Conseil du Nouveau-Brunswick en matière de santé.

ADDICTION SERVICES	23,764	SERVICES DE TRAITEMENT DES DÉPENDANCES

Responsible for the delivery of addiction services in the province, with a focus on prevention, treatment and rehabilitation services.		Assurer les services de traitement des dépendances dans la province, en mettant l’accent sur la prévention, le traitement et la réadaptation.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES (continued)		SERVICES DE SANTÉ DE LA PARTIE III (suite)

MENTAL HEALTH SERVICES	116,002	SERVICES DE SANTÉ MENTALE

Responsible for the delivery of mental health services in the province through prevention-promotion, treatment, rehabilitation and maintenance programs. Mental health services are provided through Community Mental Health Centres, Psychiatric Hospitals and Regional Hospital Psychiatric Units within the Regional Health Authorities.

Assurer la prestation des services de santé mentale dans la province grâce à des programmes de prévention ou de promotion, de traitement, de réadaptation et de maintien. Les services de santé mentale sont fournis par l’entremise des Centres communautaires de santé mentale, d’hôpitaux psychiatriques et d’unités psychiatriques d’hôpitaux régionaux à l’intérieur du territoire des régies régionales de la santé.

COMMUNITY HEALTH SERVICES	18,405	SERVICES DE SANTÉ COMMUNAUTAIRES

Responsible for the delivery of community health services through the Regional Health Authorities.		Responsable de la prestation des services de santé communautaires effectuée par l’entremise des régies régionales de la santé.

EM/ANB	200,020	EM/ANB

Responsible for the management and delivery of extra-mural and ambulance services programs within the province.		Assurer la gestion et la prestation des services de santé extra-muraux et des services d’ambulance de la province.

TOTAL	1,762,281	TOTAL

TOTAL - DEPARTMENT OF HEALTH	2,803,439	TOTAL - MINISTÈRE DE LA SANTÉ

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	2,803,392	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

15,000	15,000	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d’équipement	23,000

15,000	15,000	TOTAL	23,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,500	7,300	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	1,500

157	157	Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick	0

1,657	7,457	TOTAL	1,500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

1,034	1,034	Administration / Administration	1,301

19,890	20,419	Attorney General / Procureur général	20,452

25,433	24,433	Justice Services / Services à la justice	25,432

8,401	8,401	Legal Aid / Aide juridique	8,552

54,758	54,287	TOTAL - Gross Ordinary / Compte brute ordinaire	55,737

Note: / Remarque :
The 2018–2019 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2018–2019 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide policy direction, management support and planning services necessary for the Department to achieve all its objectives.		Fournir l’orientation stratégique, le soutien administratif et les services de planification nécessaires à l’atteinte de tous les objectifs du Ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION	618	ADMINISTRATION

Administration provides executive management and policy direction to the Department.		L’administration fournit des services de haute direction et d’orientation stratégique au Ministère.

POLICY AND PLANNING	683	POLITIQUES ET PLANIFICATION

Provides management with professional support of the policy and legislative framework, including development of policy and legislative proposals, Federal-Provincial issues, as well as program planning, analysis and evaluation.

Fournit à la direction un soutien professionnel du cadre stratégique et législatif, notamment en élaborant des propositions stratégiques et législatives, en abordant les dossiers fédéraux-provinciaux, ainsi qu’en effectuant la planification, l’analyse et l’évaluation des programmes.

TOTAL	1,301	TOTAL

ATTORNEY GENERAL		PROCUREUR GÉNÉRAL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To promote the impartial administration of justice to enable the Attorney General to discharge his or her constitutional responsibilities regarding the enforcement of the criminal law, the provision of legal advice and the representation of the Crown in all civil and constitutional matters, as well as the drafting of legislation and regulations.

Appuie l’administration impartiale de la justice afin de permettre au procureur général de s’acquitter de ses responsabilités constitutionnelles en matière d’application du droit criminel, de fourniture d’avis juridiques et de représentation de la Couronne dans toutes les affaires civiles et constitutionnelles, ainsi que de rédaction des lois et des règlements.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ATTORNEY GENERAL (continued)		PROCUREUR GÉNÉRAL (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

LEGAL SERVICES	4,910	SERVICES JURIDIQUES

The Legal Services Branch provides professional legal services to government departments and agencies in the areas of employment and administrative law, corporate, commercial and property law, litigation and other adversarial proceedings before adjudicative bodies, including courts, boards and tribunals, constitutional law and legal opinions on issues and matters related to the ongoing operations of government.

La Direction des services juridiques fournit des services juridiques professionnels aux ministères et organismes gouvernementaux dans les domaines du droit du travail et du droit administratif, du droit des sociétés, du droit commercial et du droit des biens, des litiges et des autres procédures contradictoires devant des organismes juridictionnels, notamment les cours, les conseils et les tribunaux, du droit constitutionnel et des avis juridiques sur les questions et les dossiers relatifs aux activités continues du gouvernement.

LEGISLATIVE SERVICES	2,846	SERVICES LÉGISLATIFS

Legislative services provides a central legislative drafting service in both official languages, for all public acts and regulations, to all government departments and agencies; provides advice to the Executive Council on legislative matters; discharges the responsibilities conferred upon the Registrar of Regulations under the Regulations Act ; provides legal advice on Cabinet Agenda; revises the Statutes of New Brunswick through the Statute Revision Project; discharges the responsibilities conferred upon the Queen’s Printer under the Queen’s Printer Act .

Les Services législatifs fournissent un service centralisé de rédaction des lois dans les deux langues officielles, visant l’ensemble des lois et règlements publics, à tous les ministères et organismes gouvernementaux; ils fournissent des conseils sur les questions législatives au Conseil exécutif; ils s’acquittent des responsbilités conférées au registraire des règlements en vertu de la Loi sur les règlements ; ils fournissent des avis juridiques sur le programme du Cabinet; ils révisent les lois du Nouveau-Brunswick dans le cadre du projet de révision des lois; et ils s’acquittent des responsabilités conférées à l’Imprimeur de la Reine en vertu de la Loi sur l’Imprimeur de la Reine .

FAMILY CROWN SERVICES	2,705	SERVICES DES PROCUREURS DE LA COURONNE À LA FAMILLE

The Family Crown Services Branch provides professional legal services, including litigation and legal opinions to the Department of Social Development and to the Director of Support Enforcement in the area of family law and acts as designate and agent of the Attorney General under specific federal and provincial legislation and international treaties in the areas of family law and the civil aspects of international child abduction.

La Direction des services des procureurs de la Couronne à la famille fournit des services juridiques professionnels, notamment des services de gestion des litiges et des avis juridiques, au ministère du Développement social et au directeur de l’exécution des ordonnances de soutien en matière de droits de la famille, et elle agit comme remplaçant et agent du procureur général en vertu de certaines lois fédérales et provinciales et des traités internationaux dans les domaines du droit de la famille et des volets civils des enlèvements d’enfants d’envergure internationale.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ATTORNEY GENERAL (continued)		PROCUREUR GÉNÉRAL (suite)

PUBLIC PROSECUTION SERVICES	9,991	SERVICE DES POURSUITES PUBLIQUES

Public Prosecution Services ensures that laws enacted for the protection of all citizens are respected and enforced by providing independent, effective and impartial prosecution services. With the decision to continue or terminate a prosecution, the crown prosecutors exercise broad discretion in the public interest.

Le Service des poursuites publiques veille à ce que les lois adoptées pour la protection de tous les citoyens soient respectées et appliquées en fournissant des servicess de poursuites indépendants, efficaces et impartiaux. Les procureurs de la Couronne exercent, en décidant de continuer une poursuite ou d’y mettre fin, une large discrétion dans l’intérêt public.

TOTAL	20,452	TOTAL

JUSTICE SERVICES		SERVICES À LA JUSTICE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To deliver a transparent and unbiased justice system to the public, and provide legal support services, administrative services, security services and operational services to the public while supporting the Judiciary in carrying out their mandate in delivering expeditious access to justice.

Offrir au public un système judiciaire transparent et impartial ainsi que des services d’aide juridique, des services administratifs, des services de sécurité et des services opérationnels tout en appuyant la magistrature dans l’exécution de son mandat de fournir un accès rapide à la justice.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

COURT SERVICES	8,537	SERVICES AUX TRIBUNAUX

Supports the New Brunswick court system across 12 geographical locations (Court of Queen’s Bench, Small Claims Court, Probate Court, Bankruptcy and Insolvency Division, Criminal Court and Youth Justice Court) by providing court attendance, order production, case file management, registry services and other administrative services in support of the Judiciary and the public. In addition, the branch is responsible for the delivery of specialized initiatives, including the Healing to Wellness Court, Domestic Violence Court, Family Case Management, Family Law Information Center, Mental Health Docket, Intimate Partner Violence Intervention and the Case Management Triage Officer.

Appuie le fonctionnement de l’appareil judiciaire du Nouveau-Brunswick dans 12 emplacements géographiques (Cour du Banc de la Reine, Cour des petites créances, Cour des suscessions, Division de la faillite et de l’insolvabilité, Cour provinciale et Tribunal pour adolescents) en offrant des services de préposés aux tribunaux, de production d’ordonnances, de gestion des dossiers et de greffe, ainsi que d’autres services adminstratifs à l’appui du système judiciaire et du public. La Direction est également responsable de la mise en oeuvre d’initiatives spécialisées, notamment le tribunal du mieux-être, le tribunal des chargés des causes de violence conjugale, la gestion des dossiers de droit de la famille, le centre d’information sur le droit de la famille, le tribunal de la santé mentale, l’intervention en matière de violence entre partenaires intiimes, et le responsable du système du triage pour la gestion des causes.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES (continued)		SERVICES À LA JUSTICE (suite)

JUDICIARY	8,359	MAGISTRATURE

Provides salaries and benefits for provincially appointed judges who preside over the criminal court of first instance, as well as other related items in respect of both the federally and provincially appointed judiciary.

Fournit les traitements et les avantages sociaux des juges nommés par le gouvernememt provincial qui président les tribunaux pénaux de première instance, de même que d’autres articles connexes aux membres de la magistrature nommés par les gouvenements fédéral et provincial.

OFFICE OF THE REGISTRAR	1,473	BUREAU DU REGISTRAIRE

Supports the Court of Appeal and its judiciary by providing guidance to the public and lawyers regarding the Rules of Court, order/judgment production, case file management and other administrative services including conducting hearings as authorized by legislation and the Rules of Court. This branch serves as the registry for New Brunswick for all bankruptcies and divorces, process inter- jurisdictional applications for the establishment of variation of family support orders and process all New Brunswick adoptions.

Soutient la Cour d’appel et sa magistrature en fournissant des directives au public et aux avocats relativement aux règles de procédure et en offrant des services de production d’ordonnances et de jugements ainsi que de gestion des dossiers et d’autres services administratifs, y compris la tenue d’audiences conformément à la loi et aux règles de procédures. Le Bureau tient un registre de l’ensemble des faillites et des divorces au Nouveau-Brunswick, il traite les demandes intergouvernementales d’établissement ou de modification d’ordonnances de soutien familial et il s’occupe de tous les dossiers d’adoption au Nouveau- Brunswick.

JUSTICE HEAD OFFICE AND OPERATIONAL SUPPORT	3,936	BUREAU CENTRAL DE LA JUSTICE ET SOUTIEN OPÉRATIONNEL

Provides regional administrative support to all programs and services administered by the Justice Services Branch, including invoice management, central payment processing, transcription management, translation services, interpretation services booking, court technology support and Judiciary special expenses support.

Fournit un soutien administratif régional à tous les programmes et services administrés par la Direction des services à la justice, notamment des services de gestion des factures, un traitement centralisé des paiements, la gestion de la transcription, des services de traduction, la réservation des services d’interprétation, un soutien technique aux tribunaux et un soutien des frais spéciaux de la magistrature.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES (continued)		SERVICES À LA JUSTICE (suite)

OFFICE OF SUPPORT ENFORCEMENT	1,999	BUREAU DE L’EXÉCUTION DES ORDONNANCE DE SOUTIEN

Enforces family support provisions (Child and Spousal Support Payments) in court orders and agreements in accordance with the Support Enforcement Act and the Divorce Act by using progressive enforcement actions to ensure compliance. Enforcement may include garnishing wages, reporting the defaulting payer to credit reporting agencies, passport revocation or denial, and in some cases, suspension of the payer’s driver’s licence.

Veille à l’application des dispositions de soutien familial (prestations de soutien au conjoint et aux enfants) des ordonnances des tribunaux et des ententes judiciaires conformément à la Loi sur l’exécution des ordonnances de soutien et à la Loi sur le divorce au moyen de mesures progressives d’application de la loi visant à la conformité aux décisions. Les mesures d’application peuvent comprendre la saisie du salaire, le signalement du payeur défaillant aux agences d’évaluation du crédit, la révocation ou le refus du passeport et, dans certains cas, la suspension du permis de conduire du payeur.

HEARING OFFICERS	1,128	AGENTS D’AUDIENCE

Provides a variety of quasi-judicial hearings, including Small Claims Adjudication, Family Case Management Hearings and to conduct Emergency Intervention Order Hearings, which are available 24 hours a day, 7 days per week.

Assurent la tenue de diverses audiences quasi judiciaires, notamment les audiences d’arbitrage de la Cour des petites créances, les audiences de gestion des dossiers de droit de la famille et les audiences relatives aux ordonances d’intervention d’urgence, qui peuvent se tenir 24 heures sur 24, sept jours sur sept.

TOTAL	25,432	TOTAL

LEGAL AID		AIDE JURIDIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides criminal and domestic legal aid services, and Public Trustee Services through the New Brunswick Legal Aid Services Commission.
Fournit des services d’aide juridique en matière de droit pénal et de droit de la famille, ainsi que des services de curateur public par le truchement de la Commission des services d’aide juridique du Nouveau-Brunswick.

TOTAL	8,552	TOTAL

TOTAL - DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL	55,737	TOTAL - MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	55,690	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

200	200	Proceeds of Crime Trust Fund / Fonds fiduciaire des produits de la criminalité	50

449	449	Canadian Family Justice Fund / Fonds canadien de justice familiale	449

649	649	TOTAL	499

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

8,012	8,012	Members’ Allowances, Committees and Operations / Indemnités des députés, comités et activités	9,137

3,641	3,641	Office of the Legislative Assembly / Bureau de l’Assemblée législative	3,740

2,275	2,275	Office of the Auditor General / Bureau du vérificateur géneral	3,322

1,631	1,631	Offices of Leaders and Members of Registered Political Parties / Bureaux des chefs et des membres des partis politiques enregistrés	2,184

11,286	11,286	Elections New Brunswick / Élections Nouveau-Brunswick	6,560

975	975	Office of the Ombud / Bureau de l’ombud	1,067

1,122	1,122	Office of the Child,Youth and Senior Advocate / Bureau du défenseur des enfants, des jeunes et des aînés	1,250

544	544	Office of the Commissioner of Official Languages / Bureau du commissaire aux langues officielles	680

484	484	Office of the Consumer Advocate for Insurance / Bureau du défenseur du consommateur en matière d’assurances	493

747	747	Office of the Integrity Commissioner / Bureau du commissaire à l’intégrité	740

30,717	30,717	TOTAL - Gross Ordinary / Compte brute ordinaire	29,173

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEMBERS’ ALLOWANCES, COMMITTEES AND OPERATIONS		INDEMNITÉS DES DÉPUTÉS, COMITÉS ET ACTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the operation of the Legislative Assembly, including Committees, and for the salaries, annual indemnities, annual expense allowances and expenses for Members of the Legislative Assembly and Committees of the Legislative Assembly.

Assurer le financement des activités de l’Assemblée législative, y compris les comités, des salaires, des indemnités annuelles, des allocations annuelles pour dépenses et des dépenses des parlementaires et des membres des comités de l’Assemblée législative.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ALLOWANCES TO MEMBERS	8,906	INDEMNITÉS DES DÉPUTÉS

Provide for the operations of the Legislative Assembly, including Committees, and for salaries, annual indemnities, annual expense allowances and expenses as set out in Schedule “A” of the Legislative Assembly Act.

Couvrir le fonctionnement de l’Assemblée législative, y compris les comités, et le versement des traitements, des indemnités annuelles, des allocations de dépenses annuelles et des dépenses prévues dans l’annexe A de la Loi sur l’Assemblée législative.

LEGISLATIVE COMMITTEES	231	COMITÉS DE L’ASSEMBLÉE LÉGISLATIVE

Provide funding for various Standing and Select Committees of the Legislative Assembly.		Assurer le financement des divers comités permanents et spéciaux de l’Assemblée législative.

TOTAL	9,137	TOTAL

Less amounts authorized by law	4,272	Moins crédits autorisés par la loi

TO BE VOTED	4,865	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY		BUREAU DE L’ASSEMBLÉE LÉGISLATIVE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide administrative support services for the Legislative Assembly including the Speaker, the Members of the Legislative Assembly and their staff.		Fournir des services de soutien administratif pour l’Assemblée législative, notamment le président ou la présidente ainsi que les députés et leur personnel.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

HANSARD OFFICE	607	BUREAU DU HANSARD

Responsible for the production of the Journal of Debates (Hansard).		Assurer la rédaction du Journal des débates (hansard).

DEBATES TRANSLATION	742	TRADUCTION DES DÉBATS

Provide translation services to the Legislative Assembly and its Committees.		Fournir des services de traduction pour l’Assemblée législative et ses comités.

CLERK’S OFFICE	1,803	BUREAU DU GREFFIER

Provide procedural and administrative support services to the Assembly and Committees, financial, human resource, technology and security services for the Office of the Speaker, Members of the Legislative Assembly and all branches of the Legislative Assembly Office.

Conseiller l’Assemblée législative et les comités en matière de procédure et leur assurer des services de soutien administratif, assurer des services liées aux finances, aux ressources humaines, à la technologie et à la sécurité au Cabinet du président, aux députés, ainsi qu’à toutes les sections du Bureau de l’Assemblée législative.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY (continued)		BUREAU DE L’ASSEMBLÉE LÉGISLATIVE (suite)

LEGISLATIVE LIBRARY	588	BIBLIOTHÈQUE DE L’ASSEMBLÉE LÉGISLATIVE

Operate primarily for the use of the Members of the Legislative Assembly and their staff by providing access to information and resources in order that the Members may better serve the people of New Brunswick.
		Être au service principalement des députés et de leur personnel en leur donnant accès à de l’information et à des ressources leur permettant de mieux servir la population du Nouveau-Brunswick.

TOTAL	3,740	TOTAL

TO BE VOTED	3,740	À VOTER

OFFICE OF THE AUDITOR GENERAL		BUREAU DU VÉRIFICATEUR GÉNÉRAL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To audit the accounts of the Province of New Brunswick and certain Crown agencies on behalf of the Legislative Assembly. To report annually to the Legislative Assembly, matters of significance, including observed instances where money has been expended without due regard to economy and efficiency, or where appropriate and satisfactory procedures have not been established to measure and report on the effectiveness of programs.

Vérifier les comptes de la province du Nouveau-Brunswick et de certains organismes de la Couronne au nom de l’Assemblée législative. Faire rapport annuellement des faits significatifs à l’Assemblée législative, y compris les cas où des sommes ont été dépensées sans considération pour l’économie ou l’efficience, ou lorsque des procédures appropriées et satisfaisantes n’ont pas été établies pour mesurer l’efficacité des programmes et en faire rapport.

TOTAL	3,322	TOTAL

TO BE VOTED	3,322	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES			BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide funding for Members who are Leaders of Registered Political Parties, and to provide funding for secretarial and research staff to Members of the Legislative Assembly, in accordance with the Legislative Assembly Act.

Assurer un financement pour les députés provinciaux qui sont chefs d’un parti politique enregistré ainsi que pour le personnel de secrétariat et de recherche pour les députés, conformément à la Loi sur l’Assemblée législative.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

			BUREAU DES DÉPUTÉS DU
OFFICE OF GOVERNMENT MEMBERS		509	GOUVERNEMENT

Provide secretarial and other assistance incidental to the performance of the duties of the members.			Fournir de l’aide en matière de secrétariat et autre relativement à l’exercice des fonctions des députés.

Program for Members	509		Programme pour les députés	509

OFFICE OF THE OFFICIAL OPPOSITION		1,015	BUREAU DE L’OPPOSITION OFFICIELLE

Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir un traitement et une allocation de dépenses au chef. Fournir de l’aide en matière de secrétariat et autre relativement à l’exercice des fonctions des députés.

Leader	500		Chef	500

Program for Members	515		Programme pour les députés	515

OFFICE OF THE PEOPLE’S ALLIANCE CAUCUS		330	BUREAU DU CAUCUS DE L’ALLIANCE DES GENS

Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the the members.			Fournir un traitement et une indemnité pour dépenses au chef. Fournir de l’aide en matière de secrétariat et d’autre aide relativement à l’exercice des fonctions des députés.

Leader	250		Chef	250

Program for Members	80		Programme pour les députés	80

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES (continued)			BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS (suite)

OFFICE OF THE GREEN CAUCUS		330	BUREAU DU CAUCUS DU PARTI VERT

Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir un traitement et une indemnité pour dépenses au chef. Fournir de l’aide en matière de secrétariat et d’autre aide relativement à l’exercice des fonctions des députés.

Leader	250		Chef	250

Program for Members	80		Programme pour les députés	80

TOTAL		2,184	TOTAL

Less amounts authorized by law		90	Moins crédits autorisés par la loi

TO BE VOTED		2,094	À VOTER

ELECTIONS NEW BRUNSWICK			ÉLECTIONS NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

Elections New Brunswick is a non partisan office headed by the Chief Electoral Officer. Its mandate is:			Élections Nouveau-Brunswick est un bureau non partisan dirigé par le directeur général des élections. Son mandat est:
– to supervise and administer the conduct of all provincial, municipal, rural community, district education council and regional health authority elections, plebiscites and referendums held in the province; and

– de superviser et d’administrer le déroulement de toutes les élections provinciales, municipales, de communautés rurales, de conseils d’éducation de district, de régies régionales de la santé, de plébiscites et de référendums tenus dans la province; et

– to administer and monitor compliance with the Elections Act, Municipal Elections Act, and Political Process Financing Act by election officers, candidates, registered political parties, registered district associations, official agents, and third parties.

– d’administrer et de surveiller la conformité avec la Loi électorale , la Loi sur les élections municipales , et la Loi sur le financement de l’activité politique par les membres du personnel électoral, les candidats, les partis politiques enregistrés, les associations de circonscription enregistrées, les agents officiels, et les tiers.

TOTAL		6,560	TOTAL

Less amounts authorized by law		668	Moins crédits autorisés par la loi

TO BE VOTED		5,892	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE OMBUD		BUREAU DE L’OMBUD

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To investigate complaints under the Ombud Act against government departments, Crown corporations, municipalities, school districts or regional health authorities.
Mener des enquêtes conformément à la Loi sur L’Ombud relativement aux plaintes déposées contre les Ministères, les sociétés de la Couronne, les municipalités, les districts scolaires ou les réseaux de la santé.

To investigate disclosure of wrongdoing under the Public Interest Disclosure Act.		Mener des enquêtes relatives à la divulgation d’actes répréhensibles conformément à la Loi sur les divulgations faites dans l’intérêt public.

To investigate appointments made due to favoritism under the Civil Service Act.		Mener des enquêtes relatives aux nominations faite par favoritisme conformément à la Loi sur la Fonction publique.

To review decisions from the Provincial Archivist pursuant to the Archives Act.		Revoir les décisions de l’archiviste provincial conformément à la Loi sur les archives.

TOTAL	1,067	TOTAL

TO BE VOTED	1,067	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHILD, YOUTH AND SENIOR ADVOCATE		BUREAU DU DÉFENSEUR DES ENFANTS, DES JEUNES ET DES AÎNÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To advocate for the rights and interests of children, youths, seniors and adults under protection generally and to ensure that the views of children, youths, seniors and adults under protection are heard and considered.

Défendre les droits et les intérêts des enfants, des jeunes, des aînés et des adultes sous protection, de façon générale, et s’assurer que les opinions des enfants, des jeunes, des aînés et des adultes sous protection sont entendues et prises en considération.

To ensure that children, youths, seniors and adults under protection have access to the services to which they are entitled and that their complaints respecting such services receive appropriate attention.

Veiller à ce que les enfants, les jeunes, les aînés et les adultes sous protection aient accès aux services auxquels ils ont droit et que leurs plaintes à l’égard de ces services reçoivent l’attention voulue.

To provide information and advice about the availability, effectiveness, responsiveness and relevance of government assistance to and benefits for children, youths, seniors and adults under protection.

Fournir de l’information et des conseils au sujet de l’accessibilité, de l’efficacité, de la souplesse et de la pertinence de l’aide et des avantages qu’assure le gouvernement aux enfants, aux jeunes, aux aînés et aux adultes sous protection.

TOTAL	1,250	TOTAL

TO BE VOTED	1,250	À VOTER

OFFICE OF THE COMMISSIONER OF OFFICIAL LANGUAGES		BUREAU DU COMMISSAIRE AUX LANGUES OFFICIELLES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To investigate, report on and make recommendations with regard to compliance with the Official Languages Act, and to promote the advancement of both official languages in the Province of New Brunswick.

Mener des enquêtes, produire des rapports et formuler des recommendations relativement à la conformité à la Loi sur les langues officielles, et promouvoir l’avancement des deux langues officielles au Nouveau-Brunswick.

TOTAL	680	TOTAL

TO BE VOTED	680	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CONSUMER ADVOCATE FOR INSURANCE		BUREAU DU DÉFENSEUR DU CONSOMMATEUR EN MATIÈRE D’ASSURANCES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To examine the underwriting practices and guidelines of insurers, brokers and agents, and report the use of any prohibited underwriting practices to the Superintendent; to conduct investigations in relation to insurers, brokers and agents concerning the premiums charged for contracts of insurance and the availability of contracts of insurance; to respond to requests for information with respect to insurance; to develop and conduct educational programs and carry out insurance related tasks or investigations as directed by the Legislative Assembly.

Passer en revue les lignes directrices et les pratiques de souscription des assureurs, des courtiers et des agents et faire rapport de toute pratique interdite de souscription au surintendant; procéder à des enquêtes sur les assureurs, courtiers et agents concernant les primes facturées pour les contrats d’assurances et la disponibilité des contrats d’assurances; répondre aux demandes de renseignements concernant les assurances; élaborer et diriger des programmes d’éducation et accomplir toute autre tâche ou enquête concernant les assurances qui lui est prescrite par l’Assemblée législative.

TOTAL	493	TOTAL

TO BE VOTED	493	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE INTEGRITY COMMISSIONER		BUREAU DU COMMISSAIRE À L’INTÉGRITÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

The Office is responsible for:		Le bureau a les responsabilités suivantes:

- administering the Members’ Conflict of Interest Act as it applies to members and former members of the Legislative Assembly and members and former members of the Executive Council;		- appliquer la Loi sur les conflits d’intérêts des membres , laquelle vise les membres actuels et les anciens membres de l’Assemblée législative et du Conseil exécutif;

- administering the Lobbyists’ Registration Act to ensure transparency and accountability in the lobbying of public office holders; and		- appliquer la Loi sur l’inscription des lobbyistes afin d’assurer la transparence et la reddition de comptes dans les activités de lobbyisme auprès des titulaires de charge publique;

- administering the Right to Information and Protection of Privacy Act and of the Personal Health Information Privacy and Access Act for the Province of New Brunswick, including to inform the public about the legislation, to receive inquiries and provide assistance, to provide an independent review and resolution of complaints in matters of requests for access and matters of breach of privacy, to conduct investigations, to promote best practices, to conduct audits, and to make recommendations.

- appliquer au nom de la province la Loi sur le droit à l’information et la protection de la vie privée et la Loi sur l’accès et la protection en matière de renseignements personnels sur la santé , y compris renseigner le public au sujet des lois, recevoir les demandes de renseignements, fournir de l’aide, assurer l’exercice de recours indépendant, arriver à un règlement des plaintes ayant trait aux demandes de communication et aux atteintes à la vie privée, procéder à des enquêtes, promouvoir les meilleures pratiques, procéder à des vérifications et formuler des recommandations.

TOTAL	740	TOTAL

TO BE VOTED	740	À VOTER

TOTAL - LEGISLATIVE ASSEMBLY	29,173	TOTAL - ASSEMBLÉE LÉGISLATIVE

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,598	1,598	Administration / Administrationa	1,492

1,598	1,598	TOTAL - Gross Ordinary / Compte brute ordinaire	1,492

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide administrative support for the operation of the Office of the Premier.		Assurer le soutien administratif nécessaire au fonctionnement du Cabinet du premier ministre.

TOTAL	1,492	TOTAL

TOTAL - OFFICE OF THE PREMIER	1,492	TOTAL - CABINET DU PREMIER MINISTRE

Less amounts authorized by law	67	Moins crédits autorisés par la loi

TO BE VOTED	1,425	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

17,002	19,905	Administration and Business Development Services / Administration et Services de développement des entreprises	15,033
30,184	24,281	Financial Assistance / Aide financière	25,000
47,186	44,186	TOTAL - Gross Ordinary / Compte brute ordinaire	40,033

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION AND BUSINESS DEVELOPMENT SERVICES		ADMINISTRATION ET SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide overall direction and administration to the organization.		Fournir une orientation générale et un soutien administratif à l’organisation.

To lead and facilitate the execution of high growth opportunities that will accelerate private sector growth and job creation through: the pursuit of strategic and viable opportunities; the promotion of New Brunswick opportunities outside the province; the development of strategic markets; the delivery of business development services; the development of targeted economic sectors; and the support of business productivity, growth, capacity, sustainability and retention.

Diriger et faciliter la mise en oeuvre de possibilités à forte croissance destinées à accélérer la croissance du secteur privé et la création d’emplois grâce : à l’exploration de possibilités stratégiques et viables; à la promotion du Nouveau-Brunswick à l’extérieur; au développement de marchés stratégiques; à l’offre de services de développement des entreprises; au développement de secteurs économiques ciblés; au soutien de la productivité des entreprises ainsi que de leur croissance, de leur capacité, de leur viabilité et de leur maintien.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION	2,618	ADMINISTRATION

Provide executive and strategic direction to the organization.		Donner une orientation stratégique et une direction administrative à l’organisation.

Provide support services in the area of administration, planning, communication, human resources, finance and information technology.		Assurer des services de soutien dans les domaines de l’administration, de la planification, des communications, des ressources humaines, des finances, et des technologies de l’information.

BUSINESS DEVELOPMENT SERVICES	12,415	SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

To provide support for small business development, as well as, strategic, high-growth trade and export development and investment attraction.

Assurer un soutien pour la croissance des petites entreprises et favoriser l’expansion du commerce et des exportations, ainsi que l’attraction d’investissements dans les secteurs stratégiques et à forte croissance.

TOTAL	15,033	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL ASSISTANCE		AIDE FINANCIÈRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide financial assistance solutions tailored to the needs of clients.		Proposer des solutions d’aide financière adaptées aux besoins des clients.

TOTAL	25,000	TOTAL

TOTAL - OPPORTUNITIES NEW BRUNSWICK	40,033	TOTAL - OPPORTUNITÉS NOUVEAU-BRUNSWICK

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	39,986	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Opportunities New Brunswick / Opportunités Nouveau-Brunswick

		Revenue / Recettes

1,800	1,800	CyberNB / CyberNB	400
1,800	1,800	Total Revenue / Recettes globales	400

		Expenditures / Dépenses

1,800	1,800	CyberNB / CyberNB	400
1,800	1,800	Total Expenditures / Dépenses globales	400

0	0	Closing Balance / Solde de clôture	0

		TO BE VOTED / A VOTER	0

LOANS AND ADVANCES / PRÊTS ET AVANCES

60,000	49,000	Financial Assistance to Industry / Aide financière à l’industrie	50,000

60,000	49,000	TO BE VOTED / À VOTER	50,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019	2018–2019		2019–2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

380,547	369,590	Consolidated Entities / Entités consolidés	398,274

642	642	Council of Atlantic Premiers / Conseil des premiers ministres de l’Atlantique	642

2,808	2,808	Economic and Social Inclusion Corporation / Société de l’inclusion économique et sociale	2,819

635	610	Labour and Employment Board / Commission du travail et de l’emploi	647

363	388	New Brunswick Police Commission / Commission de police du Nouveau-Brunswick	368

821	671	New Brunswick Women’s Council / Conseil des femmes du Nouveau-Brunswick	429

292	292	Premier’s Council on Disabilities / Conseil du Premier ministre pour les personnes handicapées	298
386,108	375,001	TOTAL - Gross Ordinary / Compte brute ordinaire	403,477

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CONSOLIDATED ENTITIES		ENTITÉS CONSOLIDÉES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To include the expenditure activities of organizations that are part of the Provincial Reporting Entity. The amounts represent activities funded by third-party sources and are not contained elsewhere within the respective departmental budgets.

Inclure les dépenses d’organisations faisant partie de l’entité comptable provinciale. Les montants représentent les activités financées par des sources tierces et ne figurent pas ailleurs dans les budgets des ministères respectifs.

Consolidated Entities (Consolidated Financial Statements Schedule 30)		Entités consolidées (États financiers consolidés, Tableau 30)

EM/ANB Inc.
Atlantic Education International Inc.
Collège communautaire du Nouveau-Brunswick

Financial and Consumer Services Commission
Forest Protection Limited
Horizon Health Network
Kings Landing Corporation
New Brunswick Agricultural Insurance Commission

New Brunswick Community College
New Brunswick Credit Union Deposit Insurance Corporation
New Brunswick Energy and Utilities Board

New Brunswick Immigrant Investor Fund

New Brunswick Legal Aid Services Commission

New Brunswick Lotteries and Gaming Corporation

Nursing Homes
Provincial Holdings Ltd.
Recycle New Brunswick
Research and Productivity Council
Service New Brunswick
Vitalité Health Network

EM/ANB Inc.
Atlantic Education International Inc.
Collège communautaire du Nouveau-Brunswick
Commission des services financiers aux consommateurs
Forest Protection Limited
Réseau de santé Horizon
Société de Kings Landing
Commission de l’assurance agricole du Nouveau-Brunswick
New Brunswick Community College
Société d’assurance-dépôts des caisses populaires du Nouveau-Brunswick
Commission de l’énergie et des services publics du Nouveau-Brunswick
Fonds des investisseurs immigrants du Nouveau- Brunswick
Commission des services d’aide juridique du Nouveau-Brunswick
Société des loteries et des jeux du Nouveau- Brunswick
Foyers de soins
Gestion provinciale Ltée
Recycle Nouveau-Brunswick
Conseil de la recherche et de la productivité
Services Nouveau-Brunswick
Réseau de santé Vitalité

TOTAL	398,274	TOTAL

Less amounts authorized by law	398,274	Moins crédits autorisés par la loi

TO BE VOTED	0	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COUNCIL OF ATLANTIC PREMIERS		CONSEIL DES PREMIERS MINISTRES DE L’ATLANTIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for New Brunswick’s share of the operating cost of the Council of Atlantic Premiers.		Assurer la contribution du Nouveau-Brunswick aux frais de fonctionnement du Conseil des premiers ministres de l’Atlantique.

Funding for the Council’s activities is based upon a per capita formula for the Council of Atlantic Ministers of Education and Training, Atlantic Provinces Community College Consortium and the Council of Atlantic Premiers Secretariat.

La financement des activités du Conseil est basé sur une formule de calcul par habitant, pour le Conseil des ministres de l’Education et de la Formation des provinces de l’Atlantique, le Consortium des collèges communautaires de l’Atlantique et le Secrétariat du conseil des premiers ministres de l’Atlantique.

TOTAL	642	TOTAL

TO BE VOTED	642	À VOTER

ECONOMIC AND SOCIAL INCLUSION CORPORATION		SOCIÉTÉ DE L’INCLUSION ÉCONOMIQUE ET SOCIALE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To oversee the implementation, policy development and evaluation of the Provincial Poverty Reduction Plan. To coordinate and support the community inclusion networks in the development of their local plans as well as to manage the Economic and Social Inclusion Fund in support of local plan implementation.

Assurer la mise en oeuvre, l’élaboration des politiques et l’évaluation du plan provincial de réduction de la pauvreté. Coordonner et appuyer les réseaux d’inclusion communautaires dans l’élaboration de leurs plans locaux respectifs ainsi que gérer le Fonds de l’inclusion économique et sociale qui appuye la mise en oeuvre des plans locaux.

TOTAL	2,819	TOTAL

TO BE VOTED	2,819	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND EMPLOYMENT BOARD		COMMISSION DU TRAVAIL ET DE L’EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To foster, promote and enhance harmonious employer-employee and labour-management relationships through the administration of the Labour and Employment Board Act and related statutes and regulations such as the Industrial Relations Act, Public Service Labour Relations Act, Employment Standards Act, Pension Benefits Act, Fisheries Bargaining Act and Essential Services in Nursing Homes Act. To act, upon referral, as a Board of Inquiry under the Human Rights Act , and to appoint adjudicators/arbitrators under the Public Interest Disclosure Act and Pay Equity Act, 2009.

Encourager, promouvoir et favoriser des relations de travail harmonieuses entre employeur et employé en administrant la Loi sur la Commission du travail et de l’emploi de même que les règlements et textes législatifs connexes comme la Loi sur les relations industrielles, la Loi relative aux relations de travail dans les services publics, la Loi sur les normes d’emploi, la Loi sur les prestations de pensions, la Loi sur les négociations dans l’industrie de la pêche et la Loi sur les services essentiels dans les foyers de soins. Agir, sur les questions qui lui sont acheminées, en tant que Commission d’enquête en vertu de la Loi des droits de la personne ; et nommer les juges/arbitres en vertu de la Loi sur les divulgations faites dans l’intérêt public et la Loi de 2009 sur l’équité salariale.

TOTAL	647	TOTAL

TO BE VOTED	647	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK POLICE COMMISSION		COMMISSION DE POLICE DU NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

The investigation and determination of complaints by any person relating to the conduct of a member of a municipal or regional police force.		Mener des enquêtes et se prononcer au sujet des plaintes formulées par toute personne à l’égard de la conduite d’un membre d’un service de police municipal ou régional.

The ensuring of consistency in disciplinary dispositions through maintenance of a repository of disciplinary and corrective measures taken in response to Police Act violations.		Assurer la cohérence des décisions disciplinaires en tenant un répertoire des mesures disciplinaires et correctives prises à la suite de violations de la Loi sur la police.

The investigation and determination of any matter relating to any aspect of policing in any area of the Province, either on its own motion, or at the direction of the Minister of Public Safety.
De son propre gré ou à la demande du Ministère de la Sécurité publique, mener des enquêtes et se prononcer au sujet de toute question touchant à tout aspect du travail policier dans toute région de la province.

The determination of the adequacy of municipal, regional and Royal Canadian Mounted Police forces within the Province, and whether each municipality and the Province is discharging its responsibility for the maintenance of an adequate level of policing.

Déterminer le caractère adéquat des services de police municipaux et régionaux ainsi que de la Gendarmerie royale du Canada dans la province et décider si les municipalités et le gouvernement provincial s’acquittent de leur devoir d’assurer un niveau suffisant de maintien de l’ordre.

TOTAL	368	TOTAL

TO BE VOTED	368	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK WOMEN’S COUNCIL		CONSEIL DES FEMMES DU NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To be an independent body that provides advice to the Minister on matters of importance to women and their substantive equality;		Être un organisme indépendant qui fournit au ministre des conseils sur les questions qui revêtent une importance pour les femmes et qui concernent leur égalité réelle;

To bring to the attention of government and the public issues of interest and concern to women and their substantive equality;		Attirer l’attention du gouvernement et du public sur les questions qui intéressent et préoccupent les femmes et qui concernent leur égalité réelle;

To include and engage women of diverse identities, experiences and communities, women’s groups and society in general;		lnclure et mobiliser les femmes d’identités, d’expériences et de communautés diverses, les groupes de femmes et la société en général;

To be strategic and provide advice on emerging and future issues; and		Agir de façon stratégique et fournir des conseils sur les questions d’actualité et d’avenir;

To represent New Brunswick women.		Représenter les femmes du Nouveau-Brunswick.

TOTAL	429	TOTAL

TO BE VOTED	429	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PREMIER’S COUNCIL ON DISABILITIES		CONSEIL DU PREMIER MINISTRE POUR LES PERSONNES HANDICAPÉES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To advise the Premier on matters relating to the status of persons with disabilities.		Conseiller le premier ministre sur les questions concernant la situation des personnes ayant des handicaps.

To bring before the government and the public matters of interest and concern to persons with disabilities.		Attirer l’attention du gouvernement et du public sur des questions d’intérêt pour les personnes ayant des handicaps.

To promote the implementation of the recommendations of the Employment Action Plan for Persons with Disabilities and the Disability Action Plan.		Faire la promotion de la mise en oeuvre des recommandations du Plan d’action-emploi pour les personnes handicapées et le Plan d’action sur les questions touchant les personnes handicapées.

To provide information to the public about services and resources available to persons with disabilities.		Informer le public des services et ressources disponibles pour les personnes handicapées.

TOTAL	298	TOTAL

TO BE VOTED	298	À VOTER

TOTAL - OTHER AGENCIES	403,477	TOTAL - AUTRES ORGANISMES

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

12,009	9,307	Labour and Strategic Services / Travail et services stratégiques	11,015

15,834	15,982	NB Public Libraries / Bibliothèques publiques du N.-B	15,574

171,153	181,795	Post-Secondary Affairs / Affaires postsecondaires	180,347

10,052	8,883	Adult Learning / Apprentissage pour adultes	9,452

27,890	25,250	Employment Development / Développement de l’emploi	13,584

18,218	16,848	Canada-New Brunswick Workforce Development Agreement / Entente Canada - Nouveau-Brunswick sur le développement de la main-d’oeuvre	18,883

97,755	95,907	Labour Market Development / Développement du marché du travail	100,768

9,519	8,440	Population Growth / Croissance démographique	9,547

282,328	284,043	Maritime Provinces Higher Education Commission / Commission de l’enseignement supérieur des provinces Maritimes	276,886

644,758	646,455	TOTAL - Gross Ordinary / Compte brute ordinaire	636,056

Note: / Remarque :

The 2018–2019 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2018–2019 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES		TRAVAIL ET SERVICES STRATÉGIQUES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide services to the public through the administration of various acts and regulations for which the Department is responsible. Support the Department through policy, ensuring consistency with government priorities and activities; research and analysis, including labour market information and program evaluations; labour market forecasts; environmental scans; and legislative and regulatory services. Provide corporate services for the delivery of programs by the operational branches of the Department.

Fournir des services au public en appliquant une diversité de règlements et de lois qui relèvent du ministère. Soutenir le ministère en assumant les fonctions suivantes: élaboration de politiques qui cadrent avec les priorités et les activités du gouvernement; recherche et analyse, dont l’information sur le marché du travail et l’évaluation de programmes; prévisions du marché du travail; l’analyse de l’environnement et les services législatifs et de réglementation. Fournir des services généraux permettant aux directions opérationnelles d’offrir les programmes.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CORPORATE SERVICES	3,414	SERVICES GÉNÉRAUX

Provide departmental support services in the areas of executive management, strategic planning, finance, audit, human resources, administration, information technology, departmental coordination and performance excellence.

Fournir des services de soutien ministériel dans les domaines suivants : direction supérieure, la planification stratégique, finances, vérification, ressources humaines, administration, technologie de l’information, coordination au niveau du Ministère et d’excellence du rendement.

WORKPLACE SERVICES	1,632	SERVICES EN MILIEU DE TRAVAIL

Provide dispute resolution services, mediation and conciliation services and promotion of labour- management dialogue pursuant to the Industrial Relations Act.
Offrir des services de règlement de conflits, de médiation et de conciliation, et fait la promotion d’un dialogue entre les employés et les employeurs, conformément à la Loi sur les relations industrielles.

Provide assurance of minimum standards in working conditions pursuant to the Employment Standards Act.		Garantir le respect des normes minimales en matière de conditions de travail conformément à la Loi sur les normes d’emploi.

OFFICE OF ADVOCATE SERVICES	1,740	BUREAU DES SERVICES DE DÉFENSEURS

Assist employers, injured workers and their dependents in their dealings with WorkSafeNB.		Aider les employeurs, travailleurs blessés et les personnes à leur charges à faire affaire avec Travail sécuritaire NB.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES (continued)		TRAVAIL ET SERVICES STRATÉGIQUES (suite)

WORKERS’ COMPENSATION APPEALS TRIBUNAL	2,002	TRIBUNAL D’APPEL DES ACCIDENTS AU TRAVAIL

Responsible, under a number of Acts, to hear and resolve individual appeals of decisions rendered by WorkSafeNB with respect to workers’ compensation and to provide these decisions on appeals in a timely, fair, consistent and impartial manner. Reports administratively to the Minister through the Assistant Deputy Minister of Labour and Strategic Services.

Le Tribunal d’appel des accidents au travail est chargé, en vertu d’un certain nombre de lois, de siéger aux appels de décisions rendue par Travail sécuritaire NB relatives à l’indemnisation des accidents au travail, de résoudre ceux-ci, puis de rendre une décision en temps opportun et de façon juste, cohérente et impartiale. Noter que le Tribunal d’appel des accidents au travail relève, sur le plan administratif, du ministre par entremise du sous-ministre adjoint de la Division du travail et services stratégiques.

POLICY, RESEARCH AND LABOUR MARKET ANALYSIS	2,227	POLITIQUE, RECHERCHE ET ANALYSE DU MARCHÉ DE TRAVAIL

Provide services and expertise to the Department in the areas of policy development, legislative development and federal-provincial relations.		Fournir des services et expertise au Ministère dans le domaine de l’élaboration de politiques, développement législatif et les relations fédérale-provinciale.

Provide labour market research, analysis, economic forecasting and program evaluation services to the Department.		Fournir des services de recherche, d’analyse, de prévisions économiques et d’évaluation des programmes au ministère.

TOTAL	11,015	TOTAL

NB PUBLIC LIBRARIES		BIBLIOTHÈQUES PUBLIQUES DU N.-B.

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Manage and develop the provincial public library system and provide library services and programs in communities.		Gérer et développer le réseau provincial de bibliothèques publiques et fournir des services et programmes de bibliothèque dans les localités.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

NB PUBLIC LIBRARY SERVICE		SERVICE DES BIBLIOTHÈQUES PUBLIQUES DU N.-B.

Provide quality collections, programs and services through a network of 64 public libraries, online resources, and library services by mail.
Offrir aux résidents et résidentes de la province des collections, programmes et services de qualité au moyen d’un réseau constitué de 64 bibliothèques publiques, de ressources en ligne, et d’un service de bibliothèque par la poste.

TOTAL	15,574	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY AFFAIRS		AFFAIRES POSTSECONDAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide analytical and planning services in the area of post-secondary education for the Department; and to administer programs related to post-secondary education, especially public universities and colleges, and regulate private universities and colleges. Ensure that New Brunswick residents have access to post-secondary education opportunities.

Fournir au ministère des services d’analyse et de planification dans le domaine de l’enseignement postsecondaire ainsi que des services d’administration de programmes liés aux établissements d’enseignement postsecondaires, surtout les universités et les collèges, publiques ou privés. Permettre aux résidents et résidentes du Nouveau-Brunswick d’accéder à une éducation postsecondaire.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

POST-SECONDARY EDUCATION	295	ÉDUCATION POSTSECONDAIRE

Provide administrative services to programs in post-secondary education, transformation and student financial assistance.		Fournir des services administratifs aux programmes liés aux établissements postsecondaires, transformation et d’aide financière aux étudiants.

NEW BRUNSWICK COMMUNITY COLLEGE	100,046	COLLÈGE COMMUNAUTAIRE DU NOUVEAU- BRUNSWICK

Provide operating grants to the New Brunswick Community College Special Operating Agency and Community College Crown Corporations.		Accorder des subventions de fonctionnement à l’organisme de services spéciaux du Collège communautaire du Nouveau-Brunswick et aux sociétés collégiales.

POST-SECONDARY RELATIONS	1,951	RELATIONS POSTSECONDAIRES

Provide analytical and planning services in the area of post-secondary education, including the administration of funding and programs for public universities and colleges. The branch also regulates private universities and colleges.

La Direction fournit des services d’analyse et de planification dans le secteur de l’éducation postsecondaire, y compris l’administration des fonds et des programmes pour les universités et les collèges publics. La Direction règlemente également les universités et les collèges privés.

RESEARCH AND STRATEGIC INITIATIVES	10,436	RECHERCHE ET INITIATIVES STRATÉGIQUES

Foster research and innovation, and promote access into and through the post-secondary education system, including through credit transfer and prior learning assessment and recognition. Facilitate inter- and intra- jurisdictional communication and provide policy advice on the post-secondary education system.

La Direction encourage la recherche et l’innovation, et fait la promotion de l’accès au système d’éducation postsecondaire, y compris par le transfert de crédits ainsi que par l’évaluation et la reconnaissance des acquis. Elle facilite la communication intragouvernementale et intergouvernementale, et offre des conseils stratégiques relatifs au système d’éducation postsecondaire.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY AFFAIRS (continued)		AFFAIRES POSTSECONDAIRES (suite)

STUDENT FINANCIAL ASSISTANCE ADMINISTRATION	1,426	ADMINISTRATION DE L’AIDE FINANCIÈRE AUX ÉTUDIANTS

Administration of the Canada Student Loan and the New Brunswick Student Financial Assistance Program.		Assurer l’administration du Programme canadien de prêts aux étudiants et du Programme d’aide financière aux étudiants du Nouveau-Brunswick.

STUDENT FINANCIAL ASSISTANCE	66,193	AIDE FINANCIÈRE AUX ÉTUDIANTS

Ensure that New Brunswick residents with a financial need have access to post-secondary educational opportunities and that they are encouraged to complete their studies in a timely and successful manner.

Permettre aux résidents et résidentes du Nouveau-Brunswick, qui ont des difficultés financières, d’accéder à une éducation postsecondaire et les encourager à terminer leurs études avec succès dans un délai normal.

TOTAL	180,347	TOTAL

ADULT LEARNING		APPRENTISSAGE POUR ADULTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Identify, promote, administer and deliver quality adult learning opportunities to citizens of New Brunswick.		Identifier, promouvoir, administrer et fournir des possibilités d’apprentissage de qualité pour les adultes au Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADULT LEARNING SERVICES	190	SERVICES À APPRENTISSAGE POUR ADULTES

Provide support in the delivery of programs and services by the Adult Learning and Employment Division.		Fournir un soutien pour la prestation des programmes et services offerts par la direction de l’Apprentissage pour adultes et emploi.

COMMUNITY ADULT LEARNING SERVICES	3,237	SERVICES COMMUNAUTAIRES D’APPRENTISSAGE POUR ADULTES

Support the delivery of adult literacy and learning programs and services in partnership with the voluntary and private sectors.

Provide testing and/or certification for the purpose of ensuring that the New Brunswick workplace is certified and equipped with the necessary skills and knowledge.

Appuyer la prestation de programmes et services d’alphabétisation et d’apprentissage pour adultes, en partenariat avec les secteurs bénévoles et privés.

Offrir la prestation d’examens et/ou de services de certification afin de s’assurer que la main-d’oeuvre du Nouveau-Brunswick est titulaire de certificats et possède les compétences et connaissances nécessaires.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADULT LEARNING (continued)			APPRENTISSAGE POUR ADULTES (suite)

APPRENTICESHIP AND OCCUPATIONAL CERTIFICATION		6,025	APPRENTISSAGE ET CERTIFICATION PROFESSIONELLE

Provide quality apprenticeship learning, life-long skill development and certification opportunities in current and future designated occupations that are standardized, up to date and relevant to the needs of industry and its workforce. Plan and provide funding for apprenticeship training.

Offrir des possibilités de formation en apprentissage, de perfectionnement professionnel tout au long de la vie et de certification de qualité dans les professions désignées d’aujourd’hui et de demain, qui sont uniformes et à jour et qui répondent aux besoins de l’industrie et de sa main- d’œuvre. Planifier et fournir le financement pour la formation en apprentissage.

Apprenticeship and Occupational Certification	10,025		Apprentissage et certification professionelle	10 025

Recovery from Labour Market Development Agreement	(4,000)		Recouvrement de l’Entente sur le développement du marché du travail	(4 000)

TOTAL		9,452	TOTAL

EMPLOYMENT DEVELOPMENT		DÉVELOPPEMENT DE L’EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Design and implement programs and services which respond to labour market needs and provide for the development and utilization of the Province’s human resource potential.		Élaborer et mettre en oeuvre les programmes et services pour répondre aux besoins du marché du travail; assurer le développement et l’utilisation du potentiel en ressources humaines de la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

EMPLOYMENT ADMINISTRATION	1,762	ADMINISTRATION DE L’EMPLOI

Provide support in the delivery of employment programs and services.		Fournir un soutien pour la prestation des programmes et services d’emploi.

EMPLOYMENT DEVELOPMENT PROGRAMS AND SERVICES	11,822	PROGRAMMES ET SERVICES DE DÉVELOPPEMENT DE L’EMPLOI

Offer provincially funded strategic training and employment initiatives that expand the labour force potential of the province by enhancing the skills of individuals.
Offrir des initiatives stratégiques de formation et d’emploi qui sont financées par le gouvernement provincial et qui permettent d’accroître le potentiel de la population active en améliorant les compétences de la main-d’oeuvre.

TOTAL	13,584	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CANADA-NEW BRUNSWICK WORKFORCE DEVELOPMENT AGREEMENT		ENTENTE CANADA-NOUVEAU-BRUNSWICK SUR LE DÉVELOPPEMENT DE LA MAIN-D’ŒUVRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Enhance the labour market participation of individuals by providing expanded eligibility for programs and services. To increase the skill levels and employability of both employed and unemployed individuals of the New Brunswick labour market.

Améliorer la participation des personnes au marché du travail en élargissant l’admissibilité aux programmes et aux services. Augmenter les niveaux de compétences et d’employabilité des personnes occupant ou non un emploi sur le marché du travail du Nouveau-Brunswick.

TOTAL	18,883	TOTAL

LABOUR MARKET DEVELOPMENT		DÉVELOPPEMENT DU MARCHÉ DU TRAVAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide programs and services which develop the labour market and the human resource potential of the province. Offer strategic training and employment initiatives to enhance the skills of individuals. Support research, development and implementation of strategic labour market initiatives, as well as services enabling the delivery of these initiatives.

Fournir des programmes et services pour développer le marché du travail et le potentiel en ressources humaines de la province. Offrir des initiatives stratégiques de formation et d’emploi afin d’améliorer les compétences des gens. Soutenir la recherche, le développement et la mise en œuvre des projets stratégiques relatif au marché du travail, ainsi que de services permettant la réalisation de ces initiatives.

TOTAL	100,768	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POPULATION GROWTH		CROISSANCE DÉMOGRAPHIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Implement policies to contribute to the demographic and economic growth of New Brunswick in the area of population growth.		Responsable de la mise en œuvre des politiques visant à contribuer à la croissance démographique et économique du Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

POPULATION GROWTH	8,268	CROISSANCE DÉMOGRAPHIQUE

Support demographic growth through advancing immigration, settlement, retention, multiculturalism and repatriation activities as an economic support tool for New Brunswick.
Accroître la population et stimuler l’économie de la province en misant sur des activités susceptibles de promouvoir l’immigration, l’établissement et le multiculturalisme, la rétention des immigrants dans la province et le rapatriement de Néo-Brunswickois.

Provide demographic related information and advice to departments on planning, policy development, interdepartmental coordination and intergovernmental relations.
Renseigner et conseiller les ministères sur les sujets suivants: planification, élaboration de politiques, coordination interministérielle et relations intergouvernementales liées à la croissance démographique.

Promote, implement and monitor immigration activities that attract and help integrate immigrants, as well as work to attract former New Brunswickers and other Canadians.
La Direction assure la promotion, la mise en œuvre et la surveillance des activités liées à l’immigration qui visent à attirer des immigrants et à les aider à intégrer, ainsi que des efforts pour attirer les anciens Néo-Brunswickois et d’autres Canadiens.

HUMAN RIGHTS COMMISSION	1,279	COMMISSION DES DROITS DE LA PERSONNE

Administer the Human Rights Act and advance equality of opportunity through public education programs and community development activities. The New Brunswick Human Rights Commission reports administratively to the Minister through the Assistant Deputy Minister of the Population Growth Division.

Appliquer la Loi sur les droits de la personne et promouvoir l’égalité des chances par des programmes d’éducation du public et des activités de développement communautaire. La Commission des droits de la personne du Nouveau-Brunswick relève sur le plan administratif du ministre par entremise du sous-ministre adjoint de la Division de la croissance démographique.

TOTAL	9,547	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MARITIME PROVINCES HIGHER EDUCATION COMMISSION		COMMISSION DE L’ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide funding for educational programs to meet social and economic needs.		Offrir des fonds pour des programmes d’enseignement qui répondent aux besoins économiques et sociaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION	666	ADMINISTRATION

Provide New Brunswick’s share of the administration costs of the Maritime Provinces Higher Education Commission.		Faire en sorte que le Nouveau-Brunswick paie sa part des frais administratifs de la Commission de l’enseignement supérieur des provinces Maritimes.

ASSISTANCE TO UNIVERSITIES - GRANTS TO INSTITUTIONS FOR EDUCATIONAL PROGRAMS AND INCENTIVE FUNDING	260,695	AIDE AUX UNIVERSITÉS - SUBVENTIONS AUX ÉTABLISSEMENTS POUR LES PROGRAMMES D’ENSEIGNEMENT ET LE FINANCEMENT DE MESURES D’ENCOURAGEMENT

Provide funding for educational programs.		Fournir des fonds pour les programmes d’enseignement.

ASSISTANCE TO UNIVERSITIES - GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	15,525	AIDE AUX UNIVERSITÉS - SUBVENTION EN REMPLACEMENT DE L’IMPÔT FONCIER MUNICIPAL

Provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l’impôt foncier municipal.

TOTAL	276,886	TOTAL

TOTAL - DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR	636,056	TOTAL - MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	636,009	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION COMMISSION / COMMISSION DE L’ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

2,000	2,000	Deferred Maintenance Program / Programme d’entretien reporté	2,000

2,000	2,000	TOTAL	2,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

2,225	1,925	Canada Student Loans / Régime canadien de prêts aux étudiants	1,925

300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	400

350	436	Recoverable Projects / Projets récupérables	575

2,875	2,661	TOTAL	2,900

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

		New Brunswick College of Craft and Design College Admission Services / Collège d’artisanat et de design du Nouveau-Brunswick Service de l’admission collégiale

1,175	1,451	Opening Balance / Solde d’ouverture	1,381

		Revenue / Recettes

3,844	3,844	Operating Grant / Subvention de fonctionnement	4,059

1,247	2,124	Users / Utilisateurs	1,843

5,091	5,968	Total Revenue / Recettes globales	5,902

		Expenditures / Dépenses

5,091	6,038	Total Expenditures / Dépenses globales	5,862

1,175	1,381	Closing Balance / Solde de clôture	1,421

		TO BE VOTED / À VOTER	0

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME

62,900	64,821	Student Loan Advances / Avances de prêts aux étudiants	65,000

62,900	64,821	TO BE VOTED / À VOTER	65,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

5,646	5,646	Corporate Services / Services ministériels	5,702

53,834	54,334	Community Safety Division / Division de la sécurité communautaire	53,186

125,865	126,765	Law Enforcement and Inspections Services / Division des inspections et de l’application de la loi	124,395

12,038	86,680	Security and Emergencies Division / Division des initiatives en matière de sécurité et d’urgence	44,172

197,383	273,425	TOTAL - Gross Ordinary / Compte brute ordinaire	227,455

Note: / Remarque :
The 2018–2019 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2018–2019 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES		SERVICES MINISTÉRIELS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide policy direction, management support and planning services necessary for the Department to achieve all its objectives.		Fournir l’orientation stratégique, le soutien administratif et les services de planification nécessaires à l’atteinte de tous les objectifs du Ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATIVE SERVICES	4,187	SERVICES ADMINISTRATIFS

Provides management support and advisory services related to human resources, financial services, information systems, facilities and equipment.		Fournit du soutien administratif et des services consultatifs relativement aux ressources humaines, aux services financiers, aux systèmes d’information, aux installations et à l’équipement.

POLICY AND OPERATIONS SUPPORT	828	SOUTIEN STRATÉGIQUE ET OPÉRATIONNEL

Provides leadership and support in the identification, analysis, and development of program and policy initiatives. The branch also provides information and advice in support of legislation development, and federal / provincial / territorial relations. The branch administers the Right to Information and Protection of Privacy Act and the Personal Health Information Privacy and Access Act with respect to access to information and privacy.

Assure un leadership et fournit son soutien pour cerner, évaluer et élaborer des projets de programmes et de politiques. Fournit également son savoir-faire et ses conseils pour appuyer l’élaboration des lois et des relations fédérales-provinciales-territoriales. Est responsable de l’application de la Loi sur le droit à l’information et la protection de la vie privée et de la Loi sur l’accès et la protection en matière de renseignements personnels sur la santé en ce qui concerne l’accès à l’information et de protection de la vie privée.

PLANNING AND INNOVATION	687	PLANIFICATION ET INNOVATION

Supports the refinement and implementation of the department’s Integrated Business Planning Cycle that incorporates strategic direction, employee engagement, internal communications, work planning, continuous improvement, performance measurement and an accountability framework.

Est responsable de l’amélioration et de la mise en œuvre du cycle de planification intégré des activités du Ministère, qui comprend une orientation stratégique, la mobilisation des employés, la communication interne, la planification du travail, l’amélioration continue, l’évaluation du rendement et le cadre de responsabilisation.

TOTAL	5,702	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure a safe society by providing services to those in conflict with the law; to care for and supervise those remanded or sentenced by the Courts through institutional and community- based services; to provide services to victims of crime; to coordinate and deliver integrated services with stakeholders and partners with a lens of crime prevention. To ensure community safety through regulation and licencing of Liquor, Gaming and Security, Motor Vehicles and Provincial Firearms.

Veiller à la sécurité de la société en fournissant des services aux contrevenants, en assurant la garde et la surveillance des personnes qui sont placées sous garde ou qui purgent une peine d’emprisonnement imposée par le tribunal, au moyen de services institutionnels et communautaires, en offrant des services aux victimes d’actes criminels, ainsi qu’en coordonnant et en assurant la prestation de services intégrés en collaboration avec les intervenants et partenaires dans une optique de prévention de la criminalité. Veiller à la sécurité communautaire par la réglementation et la délivrance de permis et licences dans le domaine des alcools, des jeux, des services de sécurité, des véhicules à moteur et des armes à feu dans la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADULT INSTITUTIONAL SERVICES	32,438	SERVICES DES ÉTABLISSEMENTS POUR ADULTES

Provides institutional-based care and custody services and provision of criminogenic rehabilitation programs and reintegration planning.
Fournit des services de garde et de détention en établissement et assure la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et de services de planification de la réintégration.

COMMUNITY SERVICES	8,582	SERVICES COMMUNAUTAIRES

Works to prevent and reduce crime and victimization through the provision of effective programs for justice-involved persons. These programs include Victim Services; diversion programs; rehabilitative case management and intervention for adults and youth sentenced to community correctional supervision; and open custody placements for youth.

Agit pour prévenir et réduire la criminalité et les préjudices subis par les victimes en fournissant des programmes efficaces à l’intention des personnes qui ont des démêlés avec la justice. Ces programmes comprennent les services aux victimes, les programmes de déjudiciarisation, les services de gestion de cas de réhabilitation et les services d’intervention auprès des adultes et des adolescents condamnés à une forme de surveillance correctionnelle dans la collectivité, ainsi que les services de placement sous garde en milieu ouvert pour les adolescents.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)

YOUTH INSTITUTIONAL AND RESIDENTIAL SERVICES	4,473	SERVICES RÉSIDENTIELS ET EN ÉTABLISSEMENT POUR JEUNES CONTREVENANTS

Provides institution and residence-based care and custody services as well as the provision of criminogenic rehabilitation programs and reintegration planning for youth offenders.
Fournit des services de garde et de détention résidentiels et en établissement et assure la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et la planification de la réintégration des jeunes contrevenants.

CRIME PREVENTION	219	DIRECTION DE LA PRÉVENTION DE LA CRIMINALITÉ

Prevents crime and victimization and increases efficiencies by improving crime prevention policy and practice through the development and promotion of evidence-based, cost-effective approaches while fostering collaborative multi-sector partnerships.

Prévient la criminalité et les préjudices subis par les victimes et augmente l’efficacité en améliorant les politiques et les pratiques de prévention de la criminalité par l’élaboration et la promotion de démarches rentables fondées sur des données probantes tout en encourageant les partenariats multisectoriels de collaboration.

GAMING CONTROL BRANCH	2,123	DIRECTION DE LA RÉGLEMENTATION DES JEUX

Licenses and regulates charitable gaming and registers and monitors those who provide casino and video lottery gaming to ensure compliance with the Gaming Control Act and ensure the integrity of gaming in New Brunswick. The branch is also responsible for licensing and inspections under liquor, security and tobacco legislation.

Veille à la réglementation et à la délivrance de permis et de licences dans le domaine des loteries et des jeux de bienfaisance, et inscrit et surveille les fournisseurs de jeux de casino et de jeux de loterie vidéo pour assurer le respect de la Loi sur la réglementation des jeux et l’intégrité des jeux au Nouveau-Brunswick. Est également responsable de la délivrance des permis et licences et des inspections en vertu des lois sur l’alcool, les services de sécurité et le tabac.

MOTOR VEHICLE	4,451	DIRECTION DES VÉHICULES À MOTEUR

Provides all services related to motor vehicles including licensing, registration and highway safety.		Fournit tous les services reliés aux véhicules à moteur, y compris les services de délivrance de permis et de licences, d’immatriculation et de sécurité routière.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)

FIREARMS	900	CONTRÔLE DES ARMES À FEU

Supports safe communities and responsible firearm ownership by controlling the ownership, purchase, movement and use of firearms within New Brunswick through the administration of federal firearms legislation.

Contribue à la sécurité des collectivités et appuie la possession responsable d’armes à feu en se chargeant de la gestion des dispositions législatives fédérales sur les armes à feu pour assurer le contrôle de la propriété, de l’achat, du déplacement et de l’utilisation des armes à feu au Nouveau-Brunswick.

TOTAL	53,186	TOTAL

LAW ENFORCEMENT AND INSPECTIONS DIVISION		DIVISION DES INSPECTIONS ET DE L’APPLICATION DE LA LOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To deliver inspection and enforcement services that make highways, communities and off-road trails safer; conduct fire plan reviews and fire inspections and investigations, provincial fire reporting and investigations; administer provincial policing standards and policing contracts, and develop and promote provincial policies, standards, agreements and collaborative partnerships that foster strong and consistent approaches in the delivery of services throughout New Brunswick. The division also provides expertise in electrical, plumbing, elevator and boiler and pressure vessel. Through the Office of the Coroner, it investigates all sudden and unexpected deaths in pursuit of preventing non-natural deaths.

Fournit des services d’inspection et d’application de la loi qui rendent nos routes, nos collectivités et nos sentiers hors route plus sécuritaires en examinant les plans de sécurité-incendie, en menant les enquêtes et les inspections relatives aux incendies, en rédigeant les rapports d’incendie et en effectuant les enquêtes provinciales sur les incendies, en gérant les normes de police et les contrats de police dans la province et en s’occupant de l’élaboration et de la promotion de politiques, de normes, d’ententes et de partenariats de collaboration provinciaux qui favorisent des approches solides et uniformes dans la prestation de services partout au Nouveau-Brunswick. Offre de l’expertise au chapitre des services d’électricité, de plomberie, d’ascenseurs, de chaudières et d’appareils à pression. Par l’intermédiaire du Bureau du coroner en chef, enquête sur tous les décès soudains et inattendus afin de prévenir les décès dus à des causes non naturelles.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LAW ENFORCEMENT AND INSPECTIONS DIVISION (continued)			DIVISION DES INSPECTIONS ET DE L’APPLICATION DE LA LOI (suite)

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

OFFICE OF THE FIRE MARSHAL		2,048	BUREAU DU PRÉVÔT DES INCENDIES

Carries out the provision of the Fire Prevention Act, delivers fire prevention and protection programs, and works with fire departments, municipalities and partner organizations to promote fire safety.

Veille à l’application des dispositions de la Loi sur la prévention des incendies, voit à la prestation de programmes sur la prévention des incendies et la protection contre les incendies et collabore avec les services d’incendie, les municipalités et les organismes partenaires afin de promouvoir la sécurité incendie.

POLICING CONTRACT MANAGEMENT		88,528	GESTION DES CONTRATS DE POLICE

Under the terms of the Provincial Police Service Agreement between New Brunswick and Canada, the RCMP serves as the Provincial Police Service. The Service covers areas of provincial responsibility as well as the policing requirements of the majority of municipalities and local service districts (LSDs). The Province administers and oversees the Agreement and holds sub- agreements with communities to recover the costs incurred on their behalf.

En vertu des dispositions de l’Entente sur les services de police provinciaux conclue entre le gouvernement du Nouveau-Brunswick et le gouvernement fédéral, la GRC est le service de police provincial du Nouveau- Brunswick. La GRC se charge des territoires de responsabilité provinciale, ainsi que de la majorité des municipalités et des districts de services locaux. Le gouvernement provincial s’occupe de la gestion et de la coordination de l’Entente et conclut des ententes auxiliaires avec des collectivités afin de recouvrer les coûts engagés pour leur compte.

Policing services to municipalitiés	23,274		Services de police fournis aux municipalités	23 274

Policing services to LSDs	46,885		Services de police fournis aux DSL	46 885

Policing services under Provincial responsibility	18,369		Services de police fournis aux territoires de responsabilité provinciale	18 369

POLICING STANDARDS		475	NORMES DE POLICE

Prevents and reduces crime and victimization through the coordination of effective and efficient policing services and evidence-based programs by developing and promoting provincial policies, standards, agreements and collaborative partnerships to ensure the delivery of consistent and standardized police services throughout New Brunswick.

Prévient et réduit la criminalité et les préjudices subis par les victimes par la coordination de services de police efficaces et efficients et par la prestation de programmes fondés sur des données probantes au moyen de l’élaboration et de la promotion de politiques, de normes, d’ententes et de partenariats de collaboration provinciaux qui garantissent la prestation de services de police uniformes et normalisés dans l’ensemble du Nouveau-Brunswick.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LAW ENFORCEMENT AND INSPECTIONS DIVISION (continued)		DIVISION DES INSPECTIONS ET DE L’APPLICATION DE LA LOI (suite)

CORONER	2,296	CORONERS

An independent and publicly accountable investigation of death agency. The Coroner conducts investigations on all suspicious or questionable deaths and conducts inquests as may be required in the public interest.
		Organisme indépendant de responsabilité publique chargé d’enquêter sur les décès. Mène des enquêtes sur tous les cas de mort suspecte et des enquêtes au besoin dans l’intérêt du public.

INSPECTION AND ENFORCEMENT SERVICES	17,488	SERVICES DES INSPECTIONS ET DE L’APPLICATION DE LA LOI

Provides education, inspection, compliance and enforcement functions under Provincial and Federal Acts to make our people and communities safer and more secure. Peace officers with special constable appointment within the Branch provide services to the trucking industry, forestry sector, hunters, fishermen, off-road enthusiasts, the motoring public, various licensees and New Brunswickers. The division is also responsible for enforcing the Public Health Act in areas including food safety, environmental health, recreational and institutional sanitation, water quality, emergency preparedness and communicable disease control. Through inspection and monitoring, they work to protect the public from health hazards, reduce risk, maintain healthy environments and reduce the incidence of disease.

Exerce des fonctions de sensibilisation, d’inspection, de conformité et d’application des lois en vertu de dispositions législatives provinciales et fédérales pour accroître la sûreté et la sécurité de la population et des collectivités. Les agents de la paix qui sont nommés à titre de constables spéciaux et qui œuvrent au sein de la Direction fournissent des services à l’industrie du transport routier, au secteur forestier, aux chasseurs et aux pêcheurs, aux adeptes des véhicules hors route, aux automobilistes, aux divers titulaires de licences et de permis et aux Néo-Brunswickois. La Division est également responsable de l’application de la Loi sur la santé publique dans des domaines comme la salubrité alimentaire, l’hygiène du milieu, l’hygiène publique en milieux récréatif et institutionnel, la qualité de l’eau, la préparation aux situations d’urgence et la lutte contre les maladies transmissibles. Elle fournit des services d’inspection et de surveillance pour protéger le public des risques pour la santé, réduire les risques, maintenir des milieux sains et réduire l’incidence des maladies.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LAW ENFORCEMENT AND INSPECTIONS DIVISION (continued)		DIVISION DES INSPECTIONS ET DE L’APPLICATION DE LA LOI (suite)

TECHNICAL INSPECTION SERVICES	4,094	SERVICES D’INSPECTION TECHNIQUE

Responsible for regulating the safe design, fabrication, installation and operation of electrical, plumbing, propane, natural and medical gas systems, boilers, pressure vessels, elevating devices and amusement rides, as well as plan review and inspections relating to fire safety.

Responsable de la réglementation concernant la conception, la fabrication, la mise en place et le fonctionnement sécuritaires des installations électriques et de plomberie, des installations au gaz propane, naturel et à usage médical, des chaudières, des appareils à pression, des appareils élévateurs et des manèges, en plus de veiller à l’examen des plans et aux inspections de sécurité-incendie.

SHERIFF SERVICES	9,466	SERVICES DES SHÉRIFS

Provides court security for all Courthouse locations in accordance with the Court Security Act, detainees security (transportation, escort and detention supervision), jury management, document service and court orders execution (Seizure and Sale, Evictions and Warrants of Arrest). Sheriffs also perform peace officer duties as prescribed by over 80 Federal and Provincial Statutes.

Veille à la sécurité dans tous les tribunaux conformément à la Loi sur la sécurité dans les tribunaux, à la sécurité des détenus (transport, escorte et supervision de la détention), à la gestion des jurys, à la signification des documents et à l’exécution des ordonnances du tribunal (saisie et vente, expulsions et mandats d’arrestation). Assume également les fonctions d’agent de la paix prescrites par plus de 80 lois fédérales et provinciales.

TOTAL	124,395	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION		DIVISION DES INITIATIVES EN MATIÈRE DE SÉCURITÉ ET D’URGENCE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure a safe and secure society by providing coordination, policy advice and services regarding 911, emergency management and public security in partnership with stakeholders and partners.
Veiller à la sécurité et à la sûreté de la société en fournissant des services de coordination et de conseil stratégique ainsi que des services concernant le 911, la gestion des urgences et la sécurité publique en partenariat avec les intervenants et les partenaires.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

OFFICE OF THE PROVINCIAL SECURITY ADVISOR	997	BUREAU DU CONSEILLER PROVINCIAL EN MATIÈRE DE SÉCURITÉ

Responsible for the provision of security advice and services to Government and internal / external stakeholders in order to reduce threats and risks to services, networks, critical infrastructure (CI), assets and persons critical to New Brunswick’s security, safety and economy, from deliberate, accidental and natural acts or events. The Office establishes and maintains close relationships with provincial, national and international stakeholders to encourage and promote the sharing of critical security intelligence and information to support an awareness and assessment of potential threats, risks and vulnerabilities. It also protects critical infrastructure and enhances partnerships with CI owner / operators in the energy, information, communications and telecommunication, food and food distribution, transportation and other CI sectors.

Est responsable de la fourniture au gouvernement et à des intervenants internes et externes de services et d’avis en matière de sécurité visant à réduire les menaces et les risques que des actes ou événements délibérés, accidentels ou naturels peuvent faire peser sur les services, les réseaux, les infrastructures essentielles ainsi que les personnes et les biens essentiels à la sécurité, à la sûreté et à l’économie du Nouveau- Brunswick. Le Bureau établit et entretient des relations étroites avec des intervenants provinciaux, nationaux et internationaux pour encourager et promouvoir l’échange d’informations et de renseignements essentiels pour la sécurité afin d’appuyer la prise de conscience et l’évaluation des vulnérabilités, des menaces et des risques potentiels. Il protège également les infrastructures essentielles et renforce les partenariats avec les propriétaires et les exploitants de ces infrastructures dans les secteurs de l’énergie, de l’information, des communications, des télécommunications, des aliments et de la distribution alimentaire, des transports et autres.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION (continued)		DIVISION DES INITIATIVES EN MATIÈRE DE SÉCURITÉ ET D’URGENCE (suite)

EMERGENCY MEASURES ORGANIZATION	3,397	ORGANISATION DES MESURES D’URGENCE

Provides advice, training and service coordination in relation to Emergency Services through the NB Emergency Measures Organization.		Fournit des avis, de la formation et la coordination de services en lien avec les services d’urgence par l’intermédiaire de l’Organisation des mesures d’urgence du Nouveau-Brunswick.

DISASTER FINANCIAL ASSISTANCE PROGRAM	39,778	PROGRAMME D’AIDE FINANCIÈRE EN CAS DE CATASTROPHE

The Provincial Disaster Financial Assistance (DFA) Program provides a mechanism for government to assist property owners, small businesses and municipalities with response, recovery and post-disaster mitigation costs.

Le Programme d’aide financière en cas de catastrophe établit un mécanisme dans le cadre duquel le gouvernement aide les propriétaires fonciers, les petites entreprises et les municipalités à payer les coûts liés à l’intervention, au rétablissement et à l’atténuation des répercussions à la suite d’une catastrophe.

TOTAL	44,172	TOTAL

TOTAL - DEPARTMENT OF PUBLIC SAFETY	227,455	TOTAL - MINISTÈRE DE LA SÉCURITÉ PUBLIQUE

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	227,408	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

1,500	2,200	Municipal Police Assistance Account / Compte d’aide aux services de police municipaux	1,500

300	300	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis de conduire pour conduite avec les facultés affaiblies	300

207	207	National Safety Code Agreement / Entente concernant le Code national de sécurité	207

2,981	1,993	Victim Services Account / Compte pour les services aux victimes	1,804

6,698	5,933	NB 911 Service Fund / Fonds pour le Service d’urgence NB 911	6,668

0	615	Crime Prevention / Prévention de la criminalité	639

11,686	11,248	TOTAL	11,118

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

70,148	61,101	Development Projects and Operations / Projets et activités de développement	70,090

70,148	61,101	TOTAL - Gross Ordinary / Compte brute ordinaire	70,090

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEVELOPMENT PROJECTS AND OPERATIONS		PROJETS ET ACTIVITÉS DE DÉVELOPPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To negotiate, coordinate and evaluate provincial and federal-provincial projects and initiatives.		Négocier, coordonner et évaluer des initiatives et des projets provinciaux et fédéraux-provinciaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

DEVELOPMENT INITIATIVES	44,980	INITIATIVES DE DÉVELOPPEMENT

Provide funding to develop, diversify, and grow the economy, communities and infrastructure, focused on Northern New Brunswick. These funds are provided under the Northern New Brunswick Economic Development and Innovation Fund and the Miramichi Regional Economic Development and Innovation Fund. Development initiatives also include Investment in Innovation and the Total Development Fund.

Fournir un financement pour développer, diversifier et faire croître l’économie, les collectivités et l’infrastructure, en ciblant le nord du Nouveau- Brunswick. Ce financement provient du Fonds de développement économique et d’innovation pour le nord du Nouveau-Brunswick et le Fonds de développement économique et d’innovation pour la région de Miramichi. Les initiatives de développement comprennent également l’Investissement en innovation et le Fonds de développement total.

COMMUNITY INITIATIVES	19,460	INITIATIVES COMMUNAUTAIRES

Provide funding for community-based initiatives and projects.		Pourvoir au financement d’initiatives et de projets communautaires.

MANAGED AGREEMENTS AND ADMINISTRATION	5,650	GESTION DES ENTENTES ET ADMINISTRATION

Provide for projects, initiatives and operations of the Regional Development Corporation.		Pourvoir aux projets, initiatives et activités de la Société de développement régional.

TOTAL - REGIONAL DEVELOPMENT CORPORATION	70,090	TOTAL - SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

TO BE VOTED	70,090	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

21,255	21,255	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l’eau potable et le traitement des eaux usées	0

0	0	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	5,000

7,000	7,000	Canada - New Brunswick New Building Canada Fund - Small Communities Fund / Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	4,500

9,700	7,231	Canada - New Brunswick Post-Secondary Institutions Strategic Investment Fund / Canada - Nouveau-Brunswick Fonds d’investissement stratégique pour les établissements postsecondaires	0

39,500	40,094	Strategic Infrastructure Initiative / Initiative en matière d’infrastructure stratégique	38,300

77,455	75,580	TOTAL	47,800

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

0	6,969	Climate Change Fund / Fonds pour les changements climatiques	0

0	6,969	TOTAL	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

		Regional Development Corporation Special Operating Agency / Société de développement régional - Organisme de service spécial

38,825	38,825	Opening Balance / Solde d’ouverture	37,595

		Revenue / Recettes

39,355	36,886	Revenue - Provincial Government Sources / Recettes - Provenant du gouvernement provincial	10,900

115,875	103,743	Revenue - Federal Government Sources / Recettes - Provenant du gouvernement fédéral	82,634

155,230	140,629	Total Revenue / Recettes globales	93,534

		Expenditures / Dépenses

250	950	Other Special Initiatives / Autres projects spéciaux	4,034

55,000	55,000	Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l’essence	40,400

10,000	19,000	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	11,000

4,374	4,374	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,374

65,355	36,000	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l’eau potable et le traitement des eaux usées	18,520

0	4,300	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	10,000

7,493	14,781	Canada-New Brunswick Post-Secondary Institutions Strategic Investment Fund / Canada - Nouveau-Brunswick Fonds d’investissement stratégique pour les établissements postsecondaires	0

2,940	746	Canada-New Brunswick Public Transit Infrastructure Fund / Canada - Nouveau-Brunswick Fonds pour l’infrastructure de transport en commun	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

7,380	6,108	Low Carbon Economy Leadership Fund / Le Fonds du leadership pour une économie à faibles émissions de carbone	12,908

0	600	Atlantic Fisheries Fund / Fonds des pêches de l’Atlantique	1,400

152,792	141,859	Total Expenditure / Dépenses globales	102,636

41,263	37,595	Closing Balance / Solde de clôture	28,493

		TO BE VOTED / À VOTER	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

5,000	4,000	Financial assistance under the Northern New Brunswick Economic Development and Innovation Fund Loan Program / Aide financière provenant du Programme de prêts du Fonds de développement économique et d’innovation pour le Nord du Nouveau-Brunswick	4,000

1,000	0	Financial assistance under the Miramichi Regional Economic Development and Innovation Fund Loan Program / Aide financière provenant du Programme de prêts du Fonds de développement économique et d’innovation pour la région de Miramichi	1,000

6,000	4,000	TOTAL	5,000

		TO BE VOTED / À VOTER	5,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

667,600	647,600	Interest, Exchange, Amortization and Expenses / Intérêt, change, amortissement et dépenses	669,900

7,400	7,400	Interest on Capital Leases / Intérêts sur les contrats de location-acquisition	7,100

675,000	655,000	TOTAL - Gross Ordinary / Compte brute ordinaire	677,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE OF THE PUBLIC DEBT		SERVICE DE LA DETTE PUBLIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To service the Province’s debt by paying interest, exchange, amortization and other debt management expenses.		Assurer le paiement des frais relatifs à l’intérêt, au change et à l’amortissement, ainsi que des autres dépenses de gestion de la dette.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

INTEREST, EXCHANGE, AMORTIZATION AND EXPENSES	669,900	INTÉRÊT, CHANGE, AMORTISSEMENT ET DÉPENSES

INTEREST ON CAPITAL LEASES	7,100	INTÉRÊTS SUR LES CONTRATS DE LOCATION-ACQUISITION

TOTAL	677,000	TOTAL

TOTAL - SERVICE OF THE PUBLIC DEBT	677,000	TOTAL - SERVICE DE LA DETTE PUBLIQUE

Less amounts authorized by law	669,900	Moins crédits autorisés par la loi

TO BE VOTED	7,100	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

9,845	10,945	Corporate and Other Services / Services généraux et autres	9,880

529,784	525,761	Seniors and Long Term Care / Aînés et soins de longue durée	547,011

283,450	316,750	Child Welfare and Disability Support Services / Services de bien-être à l’enfance et de soutien aux personnes ayant un handicap	313,858

239,177	236,377	Income Security / Sécurité du revenu	229,800

92,429	100,229	Housing Services / Services d’habitation	91,423

6,662	6,622	Wellness / Mieux-être	5,400

33,200	32,200	Other Benefits / Autres prestations	37,783

1,194,547	1,228,884	TOTAL - Gross Ordinary / Compte brute ordinaire	1,235,155

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES		SERVICES GÉNÉRAUX ET AUTRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide strategic leadership and support including planning, design, and monitoring of departmental programs.		Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.

TOTAL	9,880	TOTAL

SENIORS AND LONG TERM CARE		AÎNÉS ET SOINS DE LONGUE DURÉE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To improve personal and social functioning and support independent living through a range of community based services and develop initiatives around aging and aging care.
Favoriser chez les clients meilleur fonctionnement personnel et social ainsi qu’un mode ve vie autonome par le biasis d’une gamme de services communautaires et développé les initiatives concernant le vieillissement et les soins pour les aînés.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

SENIORS AND LONG TERM CARE Provision of programs and services for seniors including adult protection, long term care, home support, adult residential facilities, and day centers for adults.	183,533
AÎNÉS ET SOINS DE LONGUE DURÉE

Fournir des programmes et services pour les aînés incluant la protection des adultes, des soins de longue durée, de soutien à domicile, les établissements résidentiels pour des adultes, et les centres de jour pour des adultes.

AGING SECRETARIAT	460	SECRÉTARIAT DU VIEILLISSEMENT

Coordination and oversight of the implementation of the Aging Strategy and enabling research and innovation in aging and aging care.		Coordonner et superviser la mise en place de la Stratégie sur le vieillissement et favoriser la recherche et l’innovation en ce qui concerne le vieillissement et les soins aux aînés.

NURSING HOME SERVICES	363,018	SERVICES DES FOYERS DE SOINS

Provision of the Province’s Nursing Home Program.		Assurer le programme provincial des foyers de soins.

TOTAL	547,011	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CHILD WELFARE AND DISABILITY SUPPORT SERVICES		SERVICES DE BIEN-ÊTRE À L’ENFANCE ET DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To improve personal and social functioning through the provision of Child Welfare and Disability Support.		Améliorer le fonctionnement personnel et social par l’entremise des Services de bien-être à l’enfance et de soutien aux personnes ayant un handicap.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CHILD WELFARE SERVICES	135,451	SERVICES DE BIEN-ÊTRE À L’ENFANCE

Provision of a continuum of services offered both in home and out of home that support families in their efforts to care for their children, while ensuring that children and youth are safe.
Fournir un continuum de services à domicile et en dehors de ce dernier pour appuyer les familles dans leurs efforts pour s’occuper de leurs enfants, tout en s’assurant que les enfants et les jeunes sont en sécurité.

DISABILITY SUPPORT SERVICES	178,407	SERVICES DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP

Provision of support services for persons with disabilities that will assist in meeting their individual needs.		Fournir des services de soutien aux personnes ayant un handicap qui les aideront à répondre à leurs besoins individuels.

TOTAL	313,858	TOTAL

INCOME SECURITY		SÉCURITÉ DU REVENU

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide individuals and families in need with financial benefits and, where appropriate, with self-sufficiency program services to enhance their potential for employment.		Fournir aux personnes et aux familles dans le besoin des prestations financières et, s’il y a lieu, les services du programme d’autosuffisance visant à améliorer leur aptitude au travail.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

TRANSITIONAL ASSISTANCE PROGRAM AND EXTENDED BENEFITS PROGRAM	168,644	PROGRAMME D’ASSISTANCE TRANSITOIRE ET PROGRAMME DE PRESTATIONS PROLONGÉES

Provision of assistance for families and individuals who have the potential to achieve self-sufficiency and provision of assistance to those clients who, because of disability, have a longer-term predictable need for financial support.

Fournir un soutien aux familles et aux personnes susceptibles de parvenir à l’autosuffisance et aider les clients qui, en raison d’un handicap, ont besoin d’un soutien financier prévisible à plus long terme.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INCOME SECURITY (continued)		SÉCURITÉ DU REVENU (suite)

SUPPORT SERVICES	61,156	SERVICES DE SOUTIEN

Provision of support services includes: basic health services, including dental services, vision services, and medical equipment and supplies; supplementary and emergency financial assistance for individuals and families; establishment of individualized case plans to remove barriers to employability and to provide opportunities that enhance the potential for labour market attachment.

Compris dans les services de soutien sont: des services de santé élémentaires comprenant soins dentaires, soins de la vue, fournitures et appareils médicaux; une aide financière supplémentaire ou d’urgence aux personnes et aux familles admissibles; établir des plans d’intervention personnalisés pour cerner et éliminer les obstacles à l’emploi et pour offrir des possibilités visant à augmenter les chances d’intégrer le marché du travail.

TOTAL	229,800	TOTAL

HOUSING SERVICES		SERVICES D’HABITATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist households in need to obtain affordable, suitable and adequate housing through several programs such as property management, subsidized rental assistance, repair assistance to rehabilitate or improve their dwellings and provide financial assistance to existing homeowner clients.

Aider les ménages dans le besoin à accéder à un logement adéquat, convenable et abordable au travers de plusieurs programmes comme la gestion immobilière, l’aide au logement subventionnée, l’aide aux réparations afin de remettre en état ou à améliorer leur logement et fournir de l’aide financière aux clients propriétaires.

TOTAL	91,423	TOTAL

WELLNESS		MIEUX-ÊTRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide leadership and promote action on population wellness in NB with a focus on mental fitness and resilience, healthy eating and food security, tobacco-free living, physical activity, healthy aging, and the creation of supportive environments in schools, communities, workplaces and homes.

Offrir un leadership et promouvoir des mesures favorisant le mieux-être au Nouveau-Brunswick en mettant l’accent sur la santé psychologique et la résilience, la saine alimentation et la sécurité alimentaire, la vie sans tabac, l’activité physique, le vieillissement en santé et la création d’environnements favorables dans les écoles, les communautés, les milieux de travail et les domiciles.

TOTAL	5,400	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OTHER BENEFITS		AUTRES PRESTATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide financial assistance to support seniors and low-income families with children under 18 years and to low-income households to help offset or reduce energy costs. Assistance is provided through programs such as the Home Energy Assistance Program, Child Tax Benefit and Working Income Supplement, and the Healthy Seniors’ Pilot Project.

Fournir une aide financière pour soutenir les aînés et les familles à faible revenu ayant des enfants de moins de 18 ans ainsi qu’aux ménages à faible revenu pour aider à compenser ou à réduire leurs coûts énergétiques. L’aide est fournie par des programmes tels que le Programme d’aide pour l’énergie domestique, Prestation fiscale pour enfants et supplément au revenue gagné et le Projet pilote d’aînés en santé.

TOTAL	37,783	TOTAL

TOTAL - DEPARTMENT OF SOCIAL DEVELOPMENT	1,235,155	TOTAL - MINISTÈRE DU DÉVELOPPEMENT SOCIAL

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	1,235,108	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

9,000	9,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Amélioration des biens immobiliers	9,000
		Nursing Home Services - Capital Maintenance /
3,000	3,000	Services des foyers de soins - Entretien	3,000

12,000	12,000	TOTAL	12,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

2,000	2,000	Climate Change Fund / Fonds pour les changements climatiques	0
4,665	6,265	CMHC Funding Account / Compte de financement de la SCHL	4,000

6,665	8,265	TOTAL	4,000

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME

3,224	3,224	Housing / Habitation	3,224

3,224	3,224	TO BE VOTED / À VOTER	3,224

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

2,430	2,430	Administration / Administration	2,656
15,703	15,703	Parks and Attractions / Parcs et attractions	15,393
6,904	6,904	Sport and Recreation / Sport et loisirs	6,614
16,810	16,810	Culture, Heritage and Archeaology / Culture, patrimoine et archéologie	16,315
20,786	20,286	Tourism / Tourisme	12,753
62,633	62,133	TOTAL - Gross Ordinary / Compte brute ordinaire	53,731

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION			ADMINISTRATION

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide overall direction and support to the department’s programs.			Fournir une orientation générale et un soutien au Ministère en matière de programmes.

PROGRAM COMPONENT			ÉLÉMENT DU PROGRAMME

ADMINISTRATION			ADMINISTRATION

Supports the department by providing executive management, finance, human resources, administration, process management, information management and technology, strategic planning and policy.
Offre des services de soutien au Ministère en matière de gestion supérieure, de finances, de ressources humaines, d’administration, de gestion des processus, de gestion de l’information et de technologie, de planification stratégique et de politiques.

TOTAL		2,656	TOTAL

PARKS AND ATTRACTIONS			PARCS ET ATTRACTIONS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To act as steward for provincial parks and to play a significant role in supporting other tourism facilities that are either operated or supported by the Province.			Agir en tant que gardien des parcs provinciaux et de jouer un rôle important dans le soutien d’autres installations touristiques qui sont soit exploitées ou prises en charge par la province.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

PARKS AND ATTRACTIONS		15,393	PARCS ET ATTRACTIONS

The Parks and Attractions Branch is responsible for the overall management and operation of provincial parks and attractions. All provincial parks are dedicated to the people of the province and others who may use them for their healthful enjoyment and education, and shall be maintained for the benefit of future generations.

La Direction des parcs et des attractions est responsable de la gestion globale et de l’exploitation des attractions et des parcs provinciaux. Tous les parcs provinciaux sont dédiés à la population de la province et toutes autres personnes qui peuvent les utiliser pour leur plaisir et de l’éducation saine, et doivent être maintenus au profit des générations futures.

Parks and Attractions	15,477		Parcs et attractions	15 477

Recovered by chargeback	(84)		Récupération par facturation	(84)

TOTAL		15,393	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SPORT AND RECREATION		SPORT ET LOISIRS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide leadership and resources to increase sport, recreation and active living opportunities for all New Brunswickers to improve the well-being and the quality of life for all.
Jouer un rôle de premier plan et fournir des ressources en vue d’offrir aux Néo-Brunswickois davantage de possibilités de sport, de loisirs et de vie active afin d’améliorer le bien-être et la qualité de vie de tous.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

SPORT AND RECREATION		SPORT ET LOISIRS

The Sport and Recreation Branch provides strategic leadership and support to strengthen Sport and Recreation in New Brunswick and promote participation, foster development and celebrate excellence. A network of regional offices supports the delivery of community-based sport, recreation and physical activity programs and services.

La Direction de sport et loisirs assume un rôle stratégique de premier plan et fourni un soutien stratégique afin de renforcer le sport et les loisirs au Nouveau-Brunswick et de promouvoir la participation, de stimuler le développement et de célébrer l’excellence. Un réseau de bureaux régionaux appuie la prestation de programmes et de services communautaires de sport, de loisirs et d’activité physique.

TOTAL	6,614	TOTAL

CULTURE, HERITAGE AND ARCHEAOLOGY		CULTURE, PATROMOINE ET ARCHÉOLOGIE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

The Culture, Heritage and Archeaology Division supports economic growth and fosters pride of place through the conservation, development, promotion and nurturing of our heritage, the arts and our cultural industries.

La Direction de la culture, patrimoine et archéologie appuie le développement économique et suscite un sentiment de fierté dans la province grâce à la préservation, à la mise en valeur, à la promotion et au soutien du patrimoine, des arts et des industries culturelles du Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ARTS AND CULTURAL INDUSTRIES	9,058	ARTS ET INDUSTRIES CULTURELLES

The Arts and Cultural Industries Branch provides leadership for the development, implementation and monitoring of government programs, policies and strategies supporting the arts and cultural industries in the province.

La Direction des arts et des industries culturelles dirige l’élaboration, la mise en œuvre et le suivi des politiques, des stratégies et des programmes gouvernementaux appuyant les arts et les industries culturelles de la province.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CULTURE, HERITAGE AND ARCHEAOLOGY (continued)		CULTURE, PATROMOINE ET ARCHÉOLOGIE (suite)

HERITAGE	6,646	PATRIMOINE

The Heritage Branch facilitates the promotion, awareness, understanding, conservation and preservation of New Brunswick’s human and natural heritage resources for present and future generations.
La Direction du patrimoine contribue à la promotion, à la compréhension, à la conservation et à la préservation des ressources patrimoniales naturelles et humaines du Nouveau-Brunswick pour les générations actuelles et futures en favorisant la sensibilisation à cet égard.

ARCHAEOLOGICAL SERVICES	611	SERVICES D’ARCHÉOLOGIE

The Archaeological Services Branch provides comprehensive cultural resource management of the province’s archaeological heritage.		L’Unité des services d’archéologie assure la gestion complète des ressources culturelles du patrimoine archéologique de la province.

TOTAL	16,315	TOTAL

TOURISM		TOURISME

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide leadership in the development and implementation of innovative experiential products, multi-channel marketing and sales campaigns, social media community management, visitor counselling, and travel media strategies in order to meet the objectives of the Tourism Growth Strategy.

Jouer un rôle de chef de file dans la création et la mise en oeuvre de produits expérientiels novateurs et de campagnes multimodales de marketing et de ventes, la gestion de la communauté des médias sociaux, la prestation de conseils aux visiteurs et la conception de stratégies visant les médias touristiques afin d’atteindre les objectifs de la Stratégie de croissance du tourisme.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)		TOURISME (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

DESTINATION MARKETING AND SALES		MARKETING DE DESTINATIONS ET VENTES

9,380

The Destination Marketing and Sales Branch develops and implements an integrated marketing and sales approach in target national & international markets. The branch communicates to the target visitor through innovative, integrated, technology driven solutions - speaking to the potential visitor where they are, providing the information they need, regardless of device. The branch is responsible for developing campaigns to inspire travelers to choose New Brunswick over competing destinations and its current owned assets include: a responsive website, social media communities, the official travel guide and a network of visitor information centers. The branch has a focus on building “business to business” relationships/partnerships with travel influencers that have the ability to drive visitation and business to New Brunswick’s tourism industry. The branch is responsible for positioning and promoting New Brunswick as a tourism destination through travel trade channels. The branch is responsible for engaging media outlets, journalists and travel influencers, resulting in media coverage, increasing the profile of New Brunswick, and ultimately encouraging visitation to New Brunswick from our target markets.

La Direction du marketing de destinations et des ventes élabore et met en œuvre une méthode intégrée de marketing et de vente axée sur les marchés national et international. La Direction communique avec les visiteurs ciblés au moyen de solutions innovantes, intégrées et axées sur la technologie, leur fournissant toute l’information dont ils ont besoin, peu importe où ils se trouvent et les dispositifs électroniques qu’ils utilisent. Elle est chargée de créer des campagnes visant à inciter les touristes à privilégier le Nouveau-Brunswick par rapport aux destinations concurrentes, notamment par l’intermédiaire de son site Web réactif, de ses comptes de médias sociaux, du guide-vacances officiel et de son réseau de centres d’information aux visiteurs. Elle se concentre sur l’établissement de relations ou de partenariats interopérationnels avec des influenceurs touristiques capables de stimuler le tourisme et les affaires pour l’industrie touristique du Nouveau-Brunswick. Elle s’occupe de positionner et de promouvoir le Nouveau-Brunswick en tant que destination touristique par l’intermédiaire de l’industrie. Par ailleurs, elle est chargée de mobiliser les médias, les journalistes et les influenceurs touristiques de manière à obtenir une couverture médiatique et à accroître la visibilité du Nouveau- Brunswick, ce qui aura pour effet d’encourager nos marchés cibles à visiter la province.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)		TOURISME (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

PRODUCT INNOVATION	3,373	INNOVATION DANS LES PRODUITS

The Product Innovation branch focuses on researching, analyzing and testing innovative product concepts. The branch plays a key role in bringing a heightened level of entrepreneurship and innovation to the tourism industry. The branch is also responsible for providing vision and leadership around product innovation to the New Brunswick tourism industry.

La Direction de l’innovation dans les produits se consacre principalement à la recherche, à l’analyse et à l’essai de produits innovants. Elle joue un rôle déterminant pour stimuler l’entrepreneuriat et l’innovation dans l’industrie touristique et comme chef de file auprès de l’industrie touristique du Nouveau-Brunswick en dotant cette dernière d’une vision pour la création de nouveaux produits.

TOTAL	12,753	TOTAL

TOTAL - DEPARTMENT OF TOURISM, HERITAGE AND CULTURE	53,731	TOTAL - MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	53,684	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

3,915	3,740	Capital Improvements / Amélioration des installations	2,590
8,675	8,617	Strategic Infrastructure / Infrastructure stratégique	10,355
12,590	12,357	TOTAL	12,945

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

700	700	Arts Development Trust Fund / Fonds en fiducie pour l’avancement des Arts	700
290	370	GO NB! - Taking Action Through Sport / Allez-y NB! - L’action par le sport	370
60	60	Parlee Beach Maintenance / Entretien de la plage Parlee	100
500	500	Sport Development Trust Fund / Fonds en fiducie pour l’avancement du Sport	500
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
1,560	1,640	TOTAL	1,680

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

		Tourism, Heritage and Culture Special
		Operating Agency / Tourisme, Patrimoine et
		Culture - Organisme de service spécial

1,729	2,055	Opening Balance / Solde d’ouverture	1,616

		Revenue / Recettes

4,032	3,949	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	3,933
148	166	Sugarloaf Lodge / Pavillon Sugarloaf	177
396	383	Parlee Beach Campground / Terrain de camping de la plage Parlee	415

4,576	4,498	Total Revenue / Recettes globales	4,525

		Expenditures / Dépenses

524	361	Mactaquac Golf Course / Terrain de golf Mactaquac	24
4,038	4,215	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	3,818
164	163	Sugarloaf Lodge / Pavillon Sugarloaf	177
325	198	Parlee Beach Campground / Terrain de camping de la plage Parlee	283

5,051	4,937	Total Expenditures / Dépenses globales	4,302

1,254	1,616	Closing Balance / Solde de clôture	1,839

		TO BE VOTED / À VOTER	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS
12,713	12,623	Administration / Administration	12,860
1,151	1,151	Policy and Legislative Affairs / Politiques et affaires législatives	1,190
70,876	71,466	Maintenance / Entretien	70,877
69,067	69,067	Winter Maintenance / Entretien pendant l’hiver	68,725
3,025	3,025	Bridge and Highway Construction / Construction des ponts et des routes	3,002
129,927	129,677	Buildings Group / Groupe des bâtiments	132,364
20,645	20,395	New Brunswick Highway Corporation / Société de voirie du Nouveau-Brunswick	22,482
307,404	307,404	TOTAL - Gross Ordinary / Compte brute ordinaire	311,500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide overall management, policy direction and administrative support to all departmental programs.		Assurer un service général de gestion, d’orientation stratégique et de soutien administratif en ce qui concerne tous les programmes du ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

FINANCIAL AND ADMINISTRATIVE SERVICES	3,265	SERVICES DES FINANCES ET DE L’ADMINISTRATION

To provide executive direction and support to the department in matters of accounting, budgeting and financial control.		Fournir une orientation et un soutien à la direction du Ministère dans les domaines de la comptabilité, de l’établissement des budgets et du contrôle financier.

STRATEGIC SERVICES	2,059	SERVICES STRATÉGIQUES

To provide executive direction and support to the department in matters of performance excellence and continuous improvement, property services and claims management, policy and legislative affairs, intermodal transportation, information management and technology, supply chain management, and the Vehicle Management Agency.

Fournir une orientation et un soutien à la direction du Ministère en ce qui concerne l’excellence du rendement et l’amélioration continue, les services immobiliers et la gestion des réclamations, les politiques et les affaires législatives, le transport intermodal, la technologie et la gestion de l’information, la gestion de la chaîne d’approvisionnement et l’Agence de gestion des véhicules.

PAYROLL BURDEN	3,383	CHARGE DE LA FEUILLE DE PAIE

Provision for the Department’s Worksafe NB costs (with the exception of Vehicle Management Agency).		Établir une provision pour les coûts du Ministère relatifs à Travail sécuritaire NB (sauf en ce qui concerne l’Agence de gestion des véhicules).

DISTRICT ADMINISTRATION	4,153	ADMINISTRATION DES DISTRICTS

Provision of administrative support for transportation policies and programs on a district basis.		Assurer le soutien administratif nécessaire à l’application des programmes et des politiques de transport dans chaque district.

TOTAL	12,860	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS		POLITIQUES ET AFFAIRES LÉGISLATIVES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To support the vision and mandate of DTI by providing advice, coordination, and direction on policy, programming, and legislation.
Concrétiser la vision du ministère des Transports et de l’Infrastructure et l’aider à s’acquitter de son mandat en fournissant des conseils et en assurant une coordination et une orientation en ce qui concerne les politiques, les programmes et les mesures législatives.

TOTAL	1,190	TOTAL

MAINTENANCE		ENTRETIEN

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To operate and maintain all designated highways, structures, ferries, a radio communication system, departmental buildings and grounds, and associated infrastructure.
Exploiter et entretenir toutes les routes désignées, les ouvrages d’art, les traversiers, un système de radiocommunication, les bâtiments et terrains du Ministère ainsi que l’infrastructure qui y est associée.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

OPERATIONS	997	OPÉRATIONS

Provision of managerial, technical and professional engineering expertise for the maintenance program and for public-private partnerships.		Offrir des conseils techniques et de gestion professionnels en ingénierie pour le programme d’entretien et les partenariats public-privé.

HIGHWAY MAINTENANCE - SUMMER	22,768	ENTRETIEN DES ROUTES EN ÉTÉ

Provision of summer maintenance services on the provincial highway network.		Assurer les services d’entretien en été des routes du réseau routier provincial.

BRIDGE MAINTENANCE	10,061	ENTRETIEN DES PONTS

Provision of structural maintenance of provincial bridges, culverts and seawalls.		Entretenir la structure des ponts, des ponceaux et des ouvrages longitudinaux de la province.

TRAFFIC ENGINEERING	4,580	TECHNIQUES DE LA CIRCULATION

Provision of technical support in the design, construction and maintenance of highways regarding traffic safety, traffic control devices, signage and lighting requirements.
Soutien technique pour la conception, la construction et l’entretien des routes, relativement à la sécurité routière, aux dispositifs de régulation de la circulation, à la signalisation et à l’éclairage.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)

FERRY OPERATIONS	23,375	EXPLOITATION DES TRAVERSIERS

Provision of vehicle-passenger ferry services as connecting links to the provincial highway system.		Fournir des services de traversier pour passagers et véhicules assurant le lien avec le réseau routier provincial.

RADIO COMMUNICATIONS	9,096	RADIO COMMUNICATIONS

Provision of the administration of the New Brunswick Trunked Mobile Radio (NBTMR), the province’s Public Safety Radio Communications system as well, the operations and maintenance of the Provincial Integrated Radio System (IRCS) and the operation of the Provincial Mobile Communications Center (PMCC).

Assurer l’administration du système de radiocommunications mobiles à ressources partagées du Nouveau-Brunswick (RMRPNB), le système provincial de radiocommunications de sécurité publique, ainsi que l’exploitation et l’entretien du réseau intégré de radiocommunications provincial (RIRC) et l’exploitation du Centre provincial de communications mobiles (CPCM).

TOTAL	70,877	TOTAL

WINTER MAINTENANCE		ENTRETIEN PENDANT L’HIVER

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide winter maintenance services including snow removal and ice control on the provincial highway network.		Assurer les services d’entretien en hiver, dont le déneigement et le déglaçage, du réseau routier provincial.

TOTAL	68,725	TOTAL

BRIDGE AND HIGHWAY		CONSTRUCTION DES PONTS ET DES
CONSTRUCTION		ROUTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide professional and technical support services for the project development, strategic partnering initiatives, planning as well as surveying, design and construction of highways and bridges. As well as land acquisition for highways, buildings and other government departments and property disposal for government.

Fournir des services de soutien professionnel et technique pour l’élaboration de projets, les initiatives de partenariats stratégiques, ainsi que pour la planification, l’arpentage, la conception et la construction de routes et de ponts. Offrir des services d’acquisition de terrains pour les routes et les bâtiments et pour le compte d’autres ministères, de même que des services d’aliénation de biens gouvernementaux.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY		CONSTRUCTION DES PONTS ET DES
CONSTRUCTION (continued)		ROUTES (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

HIGHWAY DESIGN	659	TRACÉ DES ROUTES

Coordination of funding and activities related to the provincial arterial highway program, federal- provincial contribution agreements and other major project areas. Provide material testing, research, engineering application support, engineering surveys, environmental, hydraulic, and geological/geotechnical engineering services in support of project designs. Complete designs and prepare tender documents for grading, paving, structures and the designated highway program as well as provide structural maintenance of provincial bridges, culverts and seawalls.

Coordonner les activités et le financement liés au programme provincial des routes de grande communication, aux accords de contribution fédéraux- provinciaux et à d’autres secteurs de projets importants. Effectuer l’analyse des matériaux et des recherches, fournir un soutien pour les applications d’ingénierie, effectuer des levés techniques et assurer la prestation de services techniques dans les domaines environnemental, hydraulique, géologique et géotechnique afin de soutenir la conception des projets. Concevoir les travaux et préparer les documents d’appel d’offres pour le terrassement, l’asphaltage, les ouvrages d’art et le programme des routes désignées, et assurer l’entretien structurel des ponts, des ponceaux et des ouvrages longitudinaux de la province.

PROJECT DEVELOPMENT AND ASSET MANAGEMENT	1,117	ÉLABORATION DE PROJETS, GESTION DES ACTIFS

The Project Development and Asset Management Branch (PDAM) plans and implements highway initiatives to support public safety and the economic well-being of the province. This includes providing tactical and technical advice to facilitate the capital rehabilitation of DTI assets as supported by data collection systems and asset modeling. In addition, the branch develops trucking policy and partnerships with industry and issues special permits for the movement of indivisible oversize and/or overweight loads, as well as unique vehicle configurations traveling on New Brunswick highways.

La Direction de l’élaboration de projets et de la gestion des biens planifie et met en œuvre des projets routiers pour assurer la sécurité du public et soutenir le bien-être économique de la province. Elle fournit des conseils tactiques et techniques afin de faciliter la remise en état des actifs du MTI avec le soutien des systèmes de collecte de données et la modélisation des actifs. De plus, la Direction établit des politiques sur le camionnage et des partenariats avec l’industrie, et elle délivre des permis spéciaux pour le transport de charges indivisibles de poids ou de dimensions excédentaires ainsi que pour des configurations particulières de véhicules sur le réseau routier du Nouveau-Brunswick.

CONSTRUCTION	504	CONSTRUCTION

Monitor contracts and projects for construction and rehabilitation of provincial highways and bridges to ensure completion in accordance with the issued plans and specifications.		Surveiller les contrats et les projets de construction et de réfection des routes et des ponts provinciaux pour qu’ils soient exécutés conformément aux plans et devis.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)			CONSTRUCTION DES PONTS ET DES ROUTES (suite)

PROPERTY SERVICES BRANCH		722	DIRECTION DES SERVICES IMMOBILIERS

Responsible for the preparation of legal surveys; valuation and acquisition of properties for highway and government infrastructure projects; expropriation process; management, maintenance and disposal of surplus government properties; personal and real property damage claims involving the department; discontinuance of highways; status of roads; land use, highway usage and access control permitting and review and acceptance of public streets.

Assumer les fonctions suivantes : préparation des levés officiels: évaluation et acquisition de biens pour les projets routiers et d’infrastructure du gouvernement; direction du processus d’expropriation; gestion, entretien et aliénation des biens excédentaires du gouvernement; règlement des réclamations pour dommages matériels et personnels concernant le Ministère; désaffectation des routes; statut des routes; délivrance des permis d’utilisation des terres, d’usage routier et de contrôle de l’accès; examen et acceptation des rues publiques.

Property Management	1,537		Gestion des biens	1 537

Recovered by chargeback	(815)		Récupération par facturation	(815)

TOTAL		3,002	TOTAL

BUILDINGS GROUP			GROUPE DES BÂTIMENTS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide suitable facilities for government departments.			Fournir des locaux adéquats à tous les ministères gouvernementaux.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

DESIGN AND CONSTRUCTION		1,522	CONCEPTION ET CONSTRUCTION

Management of planning, design, construction and renovation of public buildings.			Administrer la planification, la conception, la construction et la rénovation des bâtiments publics.

FACILITIES MANAGEMENT		60,597	GESTION DES LOCAUX

Operation and maintenance of provincial properties and management of leased buildings.			Assurer l’utilisation et l’entretien des biens de la province, ainsi que la gestion des bâtiments loués à bail.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUILDINGS GROUP (continued)		GROUPE DES BÂTIMENTS (suite)

GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	70,245	SUBVENTION EN REMPLACEMENT DE L’IMPÔT FONCIER MUNICIPAL

To provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l’impôt foncier municipal.

TOTAL	132,364	TOTAL

NEW BRUNSWICK HIGHWAY		SOCIÉTÉ DE VOIRIE DU
CORPORATION		NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding to the Corporation for payment of highway maintenance and other related costs for designated sections of the highway network.		Fournir des fonds à la société afin de payer les frais d’entretien des routes et d’autres frais connexes pour certains tronçons désignés du réseau routier.

TOTAL	22,482	TOTAL

TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	311,500	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE

Less amounts authorized by law	21,647	Moins crédits autorisés par la loi

TO BE VOTED	289,853	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

55,290	62,063	Bridges / Ponts	43,960
217,660	231,176	Highways / Routes	168,550
25,000	28,291	Municipal Designated Highway Program / Programme d’amélioration des routes provinciales désignées dans les municipalitiés	10,000
114,110	93,633	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	52,575
16,000	16,000	Vehicle Management Agency / Agence de gestion des véhicules	14,000
260,090	259,334	Public Works and Infrastructure / Travaux publics et infrastructure	204,292

688,150	690,497	TOTAL	493,377

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

		PUBLIC WORKS AND INFRASTRUCTURE / TRAVAUX PUBLICS ET INFRASTRUCTURE

2,900	3,400	Capital Administration / Gestion des immobilisations	2,900

		Capital Construction / Installations permanentes

1,300	1,269	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	700
82,362	66,919	Education and Early Childhood Development / Éducation et Développement de la petite enfance	40,293
70,573	98,374	Health / Santé	91,760
3,215	980	Public Safety / Sécurité publique	0
9,319	13,851	Service New Brunswick / Service Nouveau-Brunswick	7,614
31,500	31,335	Transportation and Infrastructure / Transports et Infrastructure	11,000

198,269	212,728	Total Capital Construction / Total des installations permanentes	151,367

		Capital Improvements / Améliorations des biens immobiliers

21,350	18,450	Education and Early Childhood Development / Éducation et Développement de la petite enfance	18,350
170	170	Energy and Resource Development / Développement de l’énergie et des ressources	0
5,000	5,000	Health / Santé	9,000
50	50	Legislative Assembly / Assemblée législative	50
4,251	4,276	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	4,100
0	0	Public Safety / Sécurité publique	375
28,100	15,260	Transportation and Infrastructure / Transports et Infrastructure	18,150
58,921	43,206	Total Capital Improvements / Total des améliorations des biens immobiliers	50,025
260,090	259,334	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	204,292

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

0	23,390	Climate Change Fund / Fonds pour les changements climatiques	0
245	0	Government House / Résidence du lieutenant-gouverneur	0
1,800	1,800	Land Management Fund / Fonds pour l’aménagement des terres	1,800
2,045	25,190	TOTAL	1,800

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019–2020 ESTIMATE / PRÉVISIONS

		Vehicle Management Agency / Agence de gestion des véhicules

		Revenue / Recettes

81,900	88,900	Chargebacks / Rétrofacturation	85,300
700	700	Revenue from Sales of Vehicles and Equipment / Recettes provenant de la vente de véhicules et de matériel	600
82,600	89,600	Total Revenue / Recettes globales	85,900

		Expenditure / Dépenses

78,000	86,800	Total Expenditures / Dépenses globales	83,300

4,600	2,800	Surplus (Deficit) / Excédent (Déficit)	2,600

		TO BE VOTED / À VOTER	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

--- Section 4 ---

REVENUE  /  RECETTES

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS
10,338	11,008	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	10,338
35,327	36,391	Education and Early Childhood Development / Éducation et Développement de la petite enfance	33,157
79,746	87,433	Energy and Resource Development / Développement de l’énergie et des ressources	80,442
3,803	3,803	Environment and Local Government / Environnement et Gouvernements locaux	3,803
7,680,567	7,911,970	Finance and Treasury Board / Finances et Conseil du Trésor	8,138,435
55,086	61,574	Health / Santé	68,193
6,685	6,692	Justice and Office of the Attorney General / Justice et Cabinet du procureur général	6,743
495	495	Legislative Assembly / Assemblée législative	495
8,965	11,813	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	10,390
650,963	640,119	Other Agencies / Autres organismes	622,622
163,371	176,356	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	174,377
189,985	245,379	Public Safety / Sécurité publique	218,818
65,524	64,949	Social Development / Développement social	89,423
3,070	3,370	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	3,340
7,306	7,562	Transportation and Infrastructure / Transports et Infrastructure	7,511

8,961,231	9,268,914	Total - Gross Revenue from Ordinary Account / Recettes brutes de compte ordinaire	9,468,087

		Less: Inter-account Transactions / Moins : Opérations intercomptes

8,080	8,080	Finance and Treasury Board / Finances et Conseil du Trésor	8,103
6,848	6,706	Other Agencies / Autres organismes	7,016

14,928	14,786	Total - Inter-account Transactions / Opérations intercomptes	15,119

8,946,303	9,254,128	TOTAL - Ordinary Account (net) / Compte ordinaire (net)	9,452,968

Note: / Remarque:
	The 2018–2019 Estimate has been restated to reflect government reorganization. / Les previsions pour 2018–2019 ont ete révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Taxes / Taxes et impôts

1,682,000	1,783,000	Personal Income Tax / Impôt sur le revenu des particuliers	1,773,000
311,800	442,700	Corporate Income Tax / Impôt sur le revenu des sociétés	381,000
1,900	1,900	Metallic Minerals Tax / Taxe sur les minéraux métalliques	1,900
514,750	522,000	Provincial Real Property Tax / Impôt foncier provincial	538,000
1,492,500	1,466,200	Harmonized Sales Tax / Taxe de vente harmonisée	1,539,100
248,600	246,600	Gasoline and Motive Fuels Tax / Taxe sur l’essence et les carburants	282,000
156,000	144,000	Tobacco Tax / Taxe sur le tabac	141,000
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
57,600	59,600	Insurance Premium Tax / Taxe sur les primes d’assurance	60,200
25,000	28,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	28,000
27,000	25,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	25,000
6,000	3,600	Cannabis Duty / Droit sur le cannabis	8,250
13,000	14,000	Penalties and Interest / Pénalités et intérêts	13,000

4,536,650	4,737,100	Sub-Total - Taxes / Total partiel - taxes et impôts	4,790,950

		Return on Investment / Produits de placements

240,200	182,700	Net Income / Bénéfice net	205,700
23,234	39,037	Interest and Investment Income / Intérêts créditeurs et revenus de placements	38,399
801	1,552	Other / Autres	1,552

264,235	223,289	Sub-Total - Return on Investment / Total partiel - produits de placements	245,651

		Licences and Permits / Licences et permis

138,650	144,050	Motor Vehicle / Véhicules à moteur	144,150
1,000	1,000	Liquor Control and Regulation / Réglementation des alcools	1,000
4,480	4,624	Fish and Wildlife / Poisson et faune	4,416
19	15	Forests / Forêts	19
1,124	1,134	Mines / Mines	1,808
13,206	13,134	General / Recettes générales	12,544

158,479	163,957	Sub-Total - Licences and Permits / Total partiel - licences et permis	163,937

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Sale of Goods and Services / Vente de biens et services

35,686	37,207	Institutional / Établissements	37,544
26,953	28,039	Intergovernmental / Intergouvernementale	27,251
2,136	2,184	Provincial Parks / Parcs provinciaux	2,144
108,858	108,796	Leases and Rentals / Baux et locations	110,930
274,492	300,464	General / Recettes générales	279,996

448,125	476,690	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	457,865

		Royalties / Redevances

68,100	74,300	Forests / Forêts	68,100
1,630	1,630	Mines / Mines	1,630

69,730	75,930	Sub-Total - Royalties / Total partiel - redevances	69,730

		Agency Revenues / Recettes des organismes

159,700	162,100	New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	162,400
1,200	0	Cannabis Management Corporation / Société de gestion du cannabis	1,600

160,900	162,100	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	164,000

6,804	5,818	Fines and Penalties / Amendes et peines	6,608

91,578	114,849	Miscellaneous / Recettes diverses	84,630

5,736,501	5,959,733	TOTAL - Own Source Revenue / Recettes de provenance interne	5,983,371

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Unconditional Grants - Canada / Subventions inconditionnelles - Canada

1,873,898	1,873,898	Fiscal Equalization Payments / Paiements de péréquation	2,023,210
791,900	813,669	Canada Health Transfer / Transfert canadien en matière de santé	832,746
290,600	298,662	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	300,851
1,866	1,866	Other / Autres	1,866

2,958,264	2,988,095	Sub-Total - Unconditional Grants - Canada / Total partiel - subventions inconditionnelles - Canada	3,158,673

		Conditional Grants - Canada / Subventions conditionnelles - Canada

39,901	38,776	Central Government Services / Services généraux du gouvernement	39,068
440	488	Economic Development / Développement économique	790
169,117	169,316	Education / Éducation	169,953
40,515	43,982	Health / Santé	74,938
3,854	3,854	Social Services / Services sociaux	3,854
12,639	64,670	Other / Autres recettes	37,440

266,466	321,086	Sub-Total - Conditional Grants - Canada / Total partiel - subventions conditionnelles - Canada	326,043

3,224,730	3,309,181	TOTAL - Grants from Canada / Subventions du Canada	3,484,716

8,961,231	9,268,914	TOTAL	9,468,087

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

40	44	Energy and Resource Development / Développement de l’énergie et des ressources	40
50	50	Social Development / Développement social	50
48,174	29,161	Transportation and Infrastructure / Transports et Infrastructure	22,455

48,264	29,255	TOTAL	22,545

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

		Capital Recoveries - Own Source / Recouvrements au compte de capital -provenance interne

4,110	5,637	Other / Autres recouvrements	4,090

4,110	5,637	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	4,090

		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada

41,690	20,596	Transportation / Transports	17,850
2,464	3,022	Other / Autres recouvrements	605

44,154	23,618	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	18,455

48,264	29,255	TOTAL	22,545

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

44,485	44,925	Education and Early Childhood Development / Éducation et Développement de la petite enfance	45,325
3,347	3,221	Energy and Resource Development / Développement de l’énergie et des ressources	3,347
45,830	45,976	Environment and Local Government / Environnement et Gouvernements locaux	8,430
1,141	316	Finance and Treasury Board / Finances et Conseil du Trésor	1,166
1,501	7,301	Health / Santé	1,500
649	649	Justice and Office of the Attorney General / Justice et Cabinet du procureur général	649
2,786	2,713	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,900
9,688	10,504	Public Safety / Sécurité publique	9,314
7,018	2,127	Social Development / Développement social	1,138
1,579	1,623	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,659
665	1,746	Transportation and Infrastructure / Transports et Infrastructure	665

118,689	121,101	Total - Gross Revenue from Special Purpose Account / Recettes brutes de compte à but spécial	76,093

		Less: Inter-account Transactions / Moins : Opérations intercomptes

1,400	7,200	Health / Santé	1,400

1,400	7,200	Total - Inter-account Transactions / Opérations intercomptes	1,400

117,289	113,901	TOTAL - Special Purpose Account (net) / Compte à but spécial (net)	74,693

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

10	10	Archives Trust Account / Compte en fiducie pour les archives	10
700	700	Arts Development Trust Fund / Fonds en fiducie pour l’avancement des arts	700
2,136	1,977	Canada Student Loans / Régime canadien de prêts aux étudiants	1,925
449	449	Canadian Family Justice Fund / Fonds canadien de justice familiale	449
1,075	250	Cannabis Education and Awareness Fund / Fonds d’éducation et de sensibilisation en matière de cannabis	1,100
37,400	37,400	Climate Change Fund / Fonds pour les changements climatiques	0
7,018	2,127	CMHC Funding Account / Compte de financement de la SCHL	1,138
20	20	Computers for Schools / Ordinateurs pour les écoles	20
0	615	Crime Prevention / Prévention de la criminalité	639
8,430	8,576	Environmental Trust Fund / Fonds en fiducie pour l’environnement	8,430
7,500	7,100	First Nations Educational Fund / Fonds d’éducation des Premières Nations	7,500
290	370	GO NB! - Taking Action Through Sport / Allez-y NB : L’action par le sport	370
		Health Services Liability Protection Plan / Plan de protection de la
1,500	7,300	responsabilité - services de santé	1,500
425	425	International Educational Services / Services d’éducation internationale	425
665	1,746	Land Management Fund / Fonds pour l’aménagement des terres	665
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	400
1	1	Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick	0
1,000	1,521	Municipal Police Assistance Account / Compte d’aide aux services de police municipaux	1,300
207	207	National Safety Code Agreement / Entente concernant le Code national de sécurité	207
5,200	5,200	NB 911 Service Fund / Fonds pour le service d’urgence NB 911	5,200
79	43	Parlee Beach Maintenance / Entretien de la plage Parlee	79
200	200	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	200
550	510	Recoverable Projects / Projets à frais recouvrables	775
230	230	Scholarships and Trusts / Bourses et fiducies	230
32,200	32,200	School District Projects / Projets de districts scolaires	32,200
4,110	4,950	School District Self-sustaining Funds / Fonds à but spécial de districts scolaires	4,950
500	500	Sport Development Trust Fund / Fonds en fiducie pour l’avancement du sport	500
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
300	300	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	300
1,597	1,597	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,597
2,981	2,661	Victim Services Account / Compte pour les services aux victimes	1,668
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
1,550	1,550	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,550

118,689	121,101	TOTAL	76,093

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

		Gross Revenue from Special Operating Agencies / Recettes brutes d’organismes de services spéciaux

1,800	1,800	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	400
5,091	5,968	Post-Secondary Education, Training and Labour / Éducation postsecondaire,Formation et Travail	5,902
155,230	140,629	Regional Development Corporation / Société de développement régional	93,534
4,576	4,498	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	4,525
82,600	89,600	Transportation and Infrastructure / Transports et Infrastructure	85,900

249,297	242,495	Total - Gross Revenue from Special Operating Agencies / Recettes brutes d’organismes de services spéciaux	190,261

		Less: Inter-account Transactions / Moins : Opérations intercomptes

3,844	3,844	Post-Secondary Education, Training and Labour / Éducation postsecondaire,Formation et Travail	4,059
39,355	36,886	Regional Development Corporation / Société de développement régional	10,900
81,900	88,900	Transportation and Infrastructure / Transports et Infrastructure	85,300

125,099	129,630	Total - Inter-account Transactions / Opérations intercomptes	100,259

124,198	112,865	TOTAL - Special Operating Agencies (net) / Organismes de services spéciaux (net)	90,002

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

0	600	Atlantic Fisheries Fund / Fonds des pêches de l’Atlantique	1,400
47,655	47,655	Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l’essence	45,098
64,825	45,255	Clean Water and Wastewater Fund / Fonds pour l’eau potable et le traitement des eaux usées	4,400
1,800	1,800	CyberNB / CyberNB	400
4,374	4,374	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,374
4,032	3,949	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	3,933
0	2,700	Integrated Bilateral Agreement / Entente bilatérale intégrée	11,500
7,380	6,108	Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	12,908
		New Brunswick College of Craft and Design College Admission
		Services / Collège d’artisanat et de design du Nouveau-Brunswick
5,091	5,968	Service de l’admission collégiale	5,902
12,000	16,500	New Building Canada Fund - Small Communities / Nouveau Fonds Chantiers Canada - petites collectivités	10,000
100	950	Other Special Initiatives / Autres projets spéciaux	3,854
396	383	Parlee Beach Campground / Terrain de camping de la plage Parlee	415
15,956	15,741	Post-Secondary Institutions Strategic Investment Fund / Fonds d’investissement stratégique pour les établissements postsecondaires	0
2,940	746	Public Transit Infrastructure Fund / Fonds pour les infrastructures du transport en commun	0
148	166	Sugarloaf Lodge / Pavillon Sugarloaf	177
82,600	89,600	Vehicle Management Agency / Agence de gestion des véhicules	85,900

249,297	242,495	TOTAL	190,261

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019–2020 ESTIMATE / PRÉVISIONS

3,000	4,300	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	3,000
15,400	19,800	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	16,300
44,840	44,840	Post-Secondary Education, Training and Labour / Éducation postsecondaire,Formation et Travail	44,217
3,727	3,100	Social Development / Développement social	3,727

66,967	72,040	TOTAL	67,244

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

900	900	Interest on Loans / Intérêts sur prêts	900

900	900	Sub-Total - Return on Investment / Total partiel - produits de placements	900

		Licences and Permits / Licences et permis

		General / Recettes générales

18	18	Farm Products Commission - Licences / Commission des produits de ferme -permis	18
272	272	Fish Processing and Buyers Licences / Permis de traitement du poisson et permis d’acheteurs	272

290	290	Sub-Total - Licences and Permits / Total partiel - licences et permis	290

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

115	115	New Brunswick Aquarium and Marine Centre / Aquarium et Centre marin du Nouveau-Brunswick	115

		Leases and Rentals / Baux et locations

550	550	Aquaculture Leases / Baux d’aquaculture	550
222	222	Blueberry Leases / Baux de bleuetières	222

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		General / Recettes générales

95	95	Potato Plantlet Sales / Vente de plantules de pomme de terre	95
3,435	3,935	Veterinary Services / Services vétérinaires	3,435
30	30	Service Charges / Frais de service	30

4,447	4,947	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,447

		Miscellaneous / Recettes diverses

10	180	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	10
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
60	60	Other Miscellaneous Revenue / Autres recettes diverses	60

71	241	Sub-Total - Miscellaneous / Total partiel - recettes diverses	71

5,708	6,378	TOTAL - Own Source Revenue / Recettes de provenance interne	5,708

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Other / Autres recettes

800	800	NB Agricultural Insurance Commission / Commission de l’assurance agricole du N.-B.	800
3,830	3,830	Canadian Agricultural Partnership / Partenariat canadien pour l’agriculture	3,830

4,630	4,630	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	4,630

10,338	11,008	TOTAL	10,338

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Recoveries / Recouvrements

500	1,800	Agricultural Development Act / Loi sur l’aménagement agricole	500
2,500	2,500	Fisheries and Aquaculture Development Act / Loi sur le développement des pêches et de l’aquaculture	2,500

3,000	4,300	TOTAL	3,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Other / Autres recettes

0	751	Recoveries - Provision for Losses / Recouvrements - provision pour pertes	751

0	751	Sub-Total - Return on Investment / Total partiel - produits de placements	751

		Licences and Permits / Licences et permis

		General / Recettes générales

170	170	Other Licences and Permits / Autres licences et permis	170

170	170	Sub-Total - Licences and Permits / Total partiel - licences et permis	170

		Miscellaneous / Recettes diverses

100	413	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	100
30	30	Other Miscellaneous Revenue / Autres recettes diverses	30

130	443	Sub-Total - Miscellaneous / Total partiel - recettes diverses	130

300	1,364	TOTAL - Own Source Revenue / Recettes de provenance interne	1,051

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Education / Éducation

6,900	6,900	Native Students / Étudiants autochtones	6,900
700	700	Non-Resident Students / Étudiants non-résidents	700
13,807	13,807	Official Language in Education Agreement - Infrastructure Support / Entente concernant les langues officielles dans l’enseignement - aide à l’infrastructure	13,807
13,620	13,620	Multilateral Early Learning and Child Care Framework / Cadre multilatéral d’apprentissage et de garde des jeunes enfants	10,699

35,027	35,027	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	32,106

35,327	36,391	TOTAL	33,157

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Computers for Schools / Ordinateurs pour les écoles

		Own Source Revenue / Recettes de provenance interne

20	20	Miscellaneous Revenue / Recettes diverses	20

20	20	TOTAL - Computers for Schools / Ordinateurs pour les écoles	20

		First Nations Educational Fund / Fonds d’éducation des Premières Nations

		Own Source Revenue / Recettes de provenance interne

7,500	7,100	Miscellaneous Revenue / Recettes diverses	7,500

7,500	7,100	TOTAL - First Nations Educational Fund / Fonds d’éducation des Premières Nations	7,500

		International Educational Services / Services d’éducation internationale

		Own Source Revenue / Recettes de provenance interne

425	425	Miscellaneous Revenue / Recettes diverses	425

425	425	TOTAL - International Educational Services / Services d’éducation internationale	425

		Scholarships and Trusts / Bourses et fiducies

		Own Source Revenue / Recettes de provenance interne

30	30	Return on Investment / Produits de placements	30

200	200	Miscellaneous Revenue / Recettes diverses	200

230	230	TOTAL - Scholarships and Trusts / Bourses et fiducies	230

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		School District Projects / Projets de districts scolaires

		Own Source Revenue / Recettes de provenance interne

32,200	32,200	Miscellaneous Revenue / Recettes diverses	32,200

32,200	32,200	TOTAL - School District Projects / Projets de districts scolaires	32,200

		School District Self-sustaining Funds / Fonds à but spécial de districts scolaires

		Own Source Revenue / Recettes de provenance interne

900	900	Sale of Goods and Services / Vente de biens et services	900

3,210	4,050	Miscellaneous Revenue / Recettes diverses	4,050

4,110	4,950	TOTAL - School District Self-sustaining Funds / Fonds à but spécial de districts scolaires	4,950

44,485	44,925	TOTAL	45,325

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /
MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

125	180	Other Interest Income / Autres intérêts créditeurs	125
1	1	Foreign Exchange / Opérations de change	1

126	181	Sub-Total - Return on Investment / Total partiel - produits de placements	126

		Licences and Permits / Licences et permis

		Fish and Wildlife / Poisson et faune

746	698	Angling Leases / Baux de pêche à la ligne	700
225	205	Angling Permit - Crown Reserve Waters / Permis de pêche à la ligne - eaux de la Couronne réservées	200
992	992	Angling Licences / Permis de pêche à la ligne	992
610	750	Hunting Licences - Moose / Permis de chasse - orignal	610
1,343	1,343	Hunting Licences - Deer, Game and Bird / Permis de chasse - chevreuil,faune et gibier à plumes	1,343
400	458	Hunting Licences - Bear / Permis de chasse - ours	400
28	40	Hunting Licences - Varmint / Permis de chasse - animaux nuisibles	35
15	17	Fish and Wildlife - Other / Poisson et faune - autres	15
51	51	Trapping Licences - Rabbit and Fur Harvester / Permis de trappeurs - lapins et animaux à fourrure	51
70	70	Guides’ Badges / Insignes de guides	70

		Forests / Forêts

14	14	Forest Fire - Recoveries / Incendies de forêt - recouvrements	14
5	1	Scalers’ Licences / Permis de mesureurs	5

		General / Recettes générales

1	1	Protected Natural Areas / Zones naturelles protégées	1
28	28	Wreath Tipping Permits / Permis pour couronnes de Noël	28

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /
MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Mines / Mines

420	420	Gas Distribution Fees / Droits pour la distribution du gaz	430
80	80	Mining Leases and Agreements / Baux miniers et accords	80
400	400	Mineral Claims and Prospecting Licences / Concessions minières et permis de prospection	400
16	16	Petroleum and Natural Gas Leases and Licences / Baux et licences d’exploitation du pétrole et du gaz naturel	690
36	40	Sand and Gravel Leases / Baux d’exploitation du sable et du gravier	36
107	113	Peat Moss Leases / Baux d’exploitation de la tourbe	107
65	65	Potash Leases / Baux d’exploitation de la potasse	65

5,652	5,802	Sub-Total - Licences and Permits / Total partiel - licences et permis	6,272

		Sale of Goods and Services / Vente de biens et services

		Intergovernmental / Recettes intergouvernementales

40	340	Fire Recovery - Out-of-Province / Recouvrements liés aux incendies - à l’extérieur de la province	40
372	959	Fire Recovery - Out-of-Province - Designated Revenue / Recouvrements liés aux incendies - à l’extérieur de la province - recettes réservées	372

		Leases and Rentals / Baux et locations

58	66	Commercial Leases / Concessions à bail commerciales	66
133	125	Land Leases - Other / Baux de terrains - autres	133
96	100	Land Rentals - Other / Locations de terrains - autres	100
340	350	Non-fibre Forestry Leases / Concessions à bail relatives à l’exploitation non fibreuse du bois	350
10	6	Railway Land Leases / Concessions à bail de terres de la voie ferrée	6
1,358	1,358	Recreational Leases / Concessions à bail relatives aux loisirs	1,358
1	1	Tidal Power Licence/Lease / Permis/bail pour l’énergie marémotrice	1
1,200	1,350	Wind Power Licence/Lease / Permis/bail pour l’énergie éolienne	1,250

		Provincial Parks / Parcs provinciaux

6	14	Park Leases / Baux de parcs	14

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /
MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		General / Recettes générales

275	275	Conservation Education - Designated Revenue / Formation en conservation -recettes réservées	275
31	31	Maps and Aerial Photos - Sales / Cartes et photos aériennes - ventes	31
0	162	Musquash River Projects - Sales / Projet de la rivière Musquash - ventes	0
21	21	Sales and Services - Other / Ventes et services - autres	21
15	17	Seed Extraction and Storage Fee / Frais d’extraction et d’entreposage des semences	15
8	59	Seminars - Fees / Colloques - frais	8
15	15	Tree Seed Sales / Ventes de semences d’arbres	15

3,979	5,249	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,055

		Royalties / Redevances

		Forests / Forêts

65,000	70,000	Timber Royalty / Redevance forestière	65,000
2,800	4,000	Royalties - Timber - First Nations - Designated Revenue / Redevances forestières - Premières Nations - recettes réservées	2,800
300	300	Timber Permit Sales / Ventes d’autorisations de coupe	300

		Mines / Mines

450	450	Royalties on Natural Gas / Redevances sur le gaz naturel	450
50	50	Royalties on Oil / Redevances sur le pétrole	50
700	700	Royalties on Peat Moss / Redevances sur la tourbe	700
430	430	Royalties on Sand and Gravel / Redevances sur le sable et le gravier	430

69,730	75,930	Sub-Total - Royalties / Total partiel - redevances	69,730

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /
MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Fines and Penalties / Amendes et peines

75	83	Fines - Other / Autres amendes	75
83	83	Fish and Wildlife - Fines / Poisson et faune - amendes	83
3	3	Forest Fire - Fines / Incendies de forêt - amendes	3
75	75	Harvesting Penalties / Amendes - coupe de bois	75
3	3	Transportation Certificate - Fines / Certificat de transport - amendes	3

239	247	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	239

		Miscellaneous / Recettes diverses

12	12	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	12
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
5	5	Other Miscellaneous Revenue / Autres recettes diverses	5
2	6	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	2

20	24	Sub-Total - Miscellaneous / Total partiel - recettes diverses	20

79,746	87,433	TOTAL - Own Source Revenue / Recettes de provenance interne	80,442

79,746	87,433	TOTAL	80,442

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /
MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

		Other / Autres recouvrements

40	44	Other Land Sales / Autres ventes de terrains	40

40	44	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	40

40	44	TOTAL	40

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /
MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Recoverable Projects / Projets à frais recouvrables

		Conditional Grants - Canada / Subventions conditionnelles - Canada

200	74	Other / Autres recettes	200

200	74	TOTAL - Recoverable Projects / Projets à frais recouvrables	200

		Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers

		Own Source Revenue / Recettes de provenance interne

22	22	Return on Investment / Produits de placements	22

1,575	1,575	Licences and Permits / Licences et permis	1,575

1,597	1,597	TOTAL - Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,597

		Wildlife Trust Fund / Fonds en fiducie pour la faune

		Own Source Revenue / Recettes de provenance interne

17	17	Return on Investment / Produits de placements	17

1,528	1,528	Licences and Permits / Licences et permis	1,528

5	5	Sale of Goods and Services / Vente de biens et services	5

1,550	1,550	TOTAL - Wildlife Trust Fund / Fonds en fiducie pour la faune	1,550

3,347	3,221	TOTAL	3,347

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

20	20	Other Interest Income / Autres intérêts créditeurs	20

20	20	Sub-Total - Return on Investment / Total partiel - produits de placements	20

		Licences and Permits / Licences et permis

		General / Recettes générales

660	660	Air Quality and Industrial Waste Control / Contrôle de la qualité de l’air et des déchets industriels	660
937	937	Air Quality and Industrial Waste Control - Designated Revenue / Contrôle de la qualité de l’air et des déchets industriels - recettes réservées	937
315	315	Petroleum Products Storage Systems / Réservoirs de stockage des produits pétroliers	315
16	16	Well Drillers and Contractors Licences / Permis de foreurs de puits et d’entrepreneurs en forage de puits	16
25	25	Other Licences and Permits / Autres licences et permis	25
66	66	Pesticide Permits / Pesticides - licences	66
21	21	Septage Licences / Licences de transporteurs de boues septiques	21
160	160	Marine Aquaculture Cage Operations / Exploitation de cages d’aquaculture marine	160
1,234	1,234	Water Quality and Industrial Waste Control / Contrôle de la qualité de l’eau et des déchets industriels	1,234

3,434	3,434	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,434

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

110	110	Environmental Property Searches - Designated Revenue / Vérification des biens immobiliers à des fins environnementales - recettes réservées	110

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Leases and Rentals / Baux et locations

33	33	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	33

		General / Recettes générales

43	43	Flood Forecasting / Prévisions d’inondations	43

108	108	Water and Sewage Systems - User Fees / Réseaux d’eau et d’égouts -frais aux usagers	108
55	55	Sales and Services - Other / Ventes et services - autres	55

349	349	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	349

3,803	3,803	TOTAL - Own Source Revenue / Recettes de provenance interne	3,803

3,803	3,803	TOTAL	3,803

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Climate Change Fund / Fonds pour les changements climatiques

		Own Source Revenue / Recettes de provenance interne

37,400	37,400	Miscellaneous / Recettes diverses	0

37,400	37,400	TOTAL - Climate Change Fund / Fonds pour les changements climatiques	0

		Environmental Trust Fund / Fonds en fiducie pour l’environnement

		Own Source Revenue / Recettes de provenance interne

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

142	96	Other Interest Income / Autres intérêts créditeurs	142

288	480	Return on Investment / Produits de placements	288

430	576	Sub-Total - Return on Investment / Total partiel - produits de placements	430

8,000	8,000	Sale of Goods and Services / Vente de biens et services	8,000

8,430	8,576	TOTAL - Environmental Trust Fund / Fonds en fiducie pour l’environnement	8,430

45,830	45,976	TOTAL	8,430

Note: / Remarque:

Effective 2019–2020, Gasoline and Motive Fuels Tax revenue is no longer allocated to the Climate Change Fund. À compter de 2019–2020, les recettes provenant de la taxe sur l’essence et les carburants ne sont plus versées au Fonds pour les changements climatiques.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Taxes / Taxes

		Taxes on Income / Impôts sur le revenu

		Personal / Particuliers

1,682,000	1,783,000	Provincial Income Tax - Individuals / Impôt provincial sur le revenu des particuliers	1,773,000

		Corporations / Sociétés

311,800	442,700	Provincial Income Tax - Corporations / Impôt provincial sur le revenu des sociétés	381,000

		Mining / Exploitations minières

1,900	1,900	Metallic Minerals Tax / Taxe sur les minéraux métalliques	1,900

1,995,700	2,227,600	Sub-Total - Taxes on Income / Total partiel - impôts sur le revenu	2,155,900

		Taxes on Property / Impôts sur les biens fonciers

		Provincial Tax / Impôt provincial

506,670	513,920	Provincial Real Property Tax (net) / Impôt foncier provincial (net)	529,897
8,080	8,080	Inter-account transactions / Opérations intercomptes	8,103

514,750	522,000	Sub-Total - Taxes on Property / Total partiel - impôts sur les biens fonciers	538,000

		Taxes on Consumption / Taxes à la consommation

		Retail Sales / Ventes au détail

1,592,500	1,566,200	Harmonized Sales Tax / Taxe de vente harmonisée	1,639,100
(100,000)	(100,000)	Less: HST Credit for Low- and Middle-Income Families / Moins : Crédit pour la TVH à l’intention des familles à revenu faible ou moyen	(100,000)
1,492,500	1,466,200	HST: net of credit / TVH : déduction faite du crédit	1,539,100

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Gasoline and Motive Fuels / Essence et carburants

286,000	284,000	Gasoline and Motive Fuels Tax / Taxe sur l’essence et les carburants	282,000
(37,400)	(37,400)	Less: Climate Change Fund / Moins : Fonds pour les changements climatiques	0
248,600	246,600	Gasoline and Motive Fuels Tax: net / Taxe sur l’essence et les carburants : nette	282,000

		Tobacco / Tabac

156,000	144,000	Tobacco Tax / Taxe sur le tabac	141,000

		Pari-Mutuel / Pari mutuel

500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500

1,897,600	1,857,300	Sub-Total - Taxes on Consumption / Total partiel - taxes à la consommation	1,962,600

		Other Taxes / Autres taxes

		Other / Autres recettes

54,300	56,300	Insurance Premium Tax / Taxes sur les primes d’assurance	56,900
25,000	28,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	28,000
		Financial Corporation Capital Tax / Taxe sur le capital des corporations
27,000	25,000	financières	25,000
6,000	3,600	Cannabis Duty / Droit sur le cannabis	8,250

112,300	112,900	Sub-Total - Other Taxes / Total partiel - autres taxes	118,150

		Penalties and Interest / Pénalités et intérêts

13,000	14,000	Penalties and Interest / Pénalités et intérêts	13,000

4,533,350	4,733,800	TOTAL - Taxes / Taxes	4,787,650

Note: / Remarque:

Effective 2019–2020, Gasoline and Motive Fuels Tax revenue is no longer allocated to the Climate Change Fund. À compter de 2019–2020, les recettes provenant de la taxe sur l’essence et les carburants ne sont plus versées au Fonds pour les changements climatiques.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Agency Revenues / Recettes des organismes

		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick

151,282	153,682	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	153,742
3,418	3,418	Program Services and Gaming Control - Designated Revenue /Services des programmes et contrôle du jeu - recettes réservées	3,418

154,700	157,100	Sub-Total - Lotteries and Gaming Revenues / Total partiel - Recettes des loteries et des jeux	157,160

		Cannabis Management Corporation / Société de gestion du cannabis

1,200	0	Cannabis Revenue / Recettes du cannabis	1,600

155,900	157,100	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	158,760

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

15	15	Consumption Tax Status Reports / Rapports sur la taxe à la consommation	15
31,700	31,058	Service Charges / Frais de services	32,000
35	35	Small Business Investor Tax Credit / Crédit d’impôt pour les investisseurs dans les petites entreprises	35
550	550	Tax Certificates - Sales / Certificats d’impôt - ventes	550
12	12	Sales and Services - Other / Ventes et services - autres	12

32,312	31,670	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	32,612

		Miscellaneous / Recettes diverses

1	0	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	0

50	480	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	50
690	825	Other Miscellaneous Revenue / Autres recettes diverses	690

741	1,305	Sub-Total - Miscellaneous / Total partiel - recettes diverses	740

4,722,303	4,923,875	TOTAL - Own Source Revenue / Recettes de provenance interne	4,979,762

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Unconditional Grants - Canada / Subventions inconditionnelles - Canada

		Fiscal Equalization / Péréquation fiscale

1,873,898	1,873,898	Fiscal Equalization Payments / Paiements de péréquation fiscale	2,023,210

		Canada Health and Social Transfers / Transferts canadiens en matière de santé et de programmes sociaux

791,900	813,669	Canada Health Transfer / Transfert canadien en matière de santé	832,746
290,600	298,662	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	300,851

		Other / Autres

1,866	1,866	Statutory Subsidies / Subventions légales	1,866

2,958,264	2,988,095	TOTAL - Unconditional Grants - Canada / Subventions inconditionnelles - Canada	3,158,673

7,680,567	7,911,970	TOTAL	8,138,435

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Archives Trust Account / Compte en fiducie pour les archives

		Unconditional Grants - Canada / Subventions inconditionnelles - Canada

10	10	Other Unconditional Grants / Autres subventions inconditionnelles	10

10	10	TOTAL - Archives Trust Account / Compte en fiducie pour les archives	10

		Cannabis Education and Awareness Fund / Fonds d’éducation et de sensibilisation en matière de cannabis

		Own Source Revenue / Recettes de provenance interne

1,075	250	Miscellaneous / Recettes diverses	1,100

1,075	250	TOTAL - Cannabis Education and Awareness Fund / Fonds d’éducation et de sensibilisation en matière de cannabis	1,100

		Strait Crossing Finance Inc. / Strait Crossing Finance Inc.

		Own Source Revenue / Recettes de provenance interne

35	35	Return on Investment / Produits de placements	33
21	21	Miscellaneous / Recettes diverses	23

56	56	TOTAL - Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56

1,141	316	TOTAL	1,166

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

75	75	Other Interest Income / Autres intérêts créditeurs	75

75	75	Sub-Total - Return on Investment / Total partiel - produits de placements	75

		Licences and Permits / Licences et permis

		General / Recettes générales

871	925	Food Premises Licences / Permis d’établissements de service alimentaire	871
400	400	Sewage System Application and Installer Licences / Système d’égouts -application et permis d’installateur	400

1,271	1,325	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,271

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

52,500	2,500	Ambulance Services - New Brunswick Residents / Services ambulanciers -résidents du Nouveau-Brunswick	2,500
670	670	Ambulance Services - Out-of-Province Residents / Services ambulanciers -résidents hors province	670
350	350	Hospital Services - Third Party Recoveries / Services hospitaliers -recouvrements auprès des tiers	350
50	50	Medical Services Plan - Third Party Recoveries / Régime d’assurance-maladie - recouvrements auprès des tiers	50
170	170	Analytical Services / Services d’analyse	170
32,000	36,000	Recovery Levy / Prélèvement pour recouvrement	36,000

35,740	39,740	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	39,740

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Miscellaneous / Recettes diverses

500	650	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	500
100	100	Other Miscellaneous Revenue / Autres recettes diverses	100

600	750	Sub-Total - Miscellaneous / Total partiel - recettes diverses	600

37,686	41,890	TOTAL - Own Source Revenue / Recettes de provenance interne	41,686

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Health / Santé

0	897	Canada Health Infoway Master Services Agreement / Contrat cadre de service d’Inforoute Santé du Canada	2,090
12,300	12,477	Home Care Services / Services de soins à domicile	13,200
5,100	5,199	Mental Health Services / Services de santé mentale	9,200
0	955	Emergency Treatment Fund / Fonds d’urgence pour le traitement	1,807
0	156	Substance Use and Addictions Program / Le Programme sur l’usage et les dépendances aux substances	210

17,400	19,684	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	26,507

55,086	61,574	TOTAL	68,193

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Health Services Liability Protection Plan / Plan de protection de la responsabilité - services de santé

		Own Source Revenue / Recettes de provenance interne

100	100	Return on Investment / Produits de placements	100
1,400	7,200	Miscellaneous / Recettes diverses	1,400

1,500	7,300	TOTAL - Health Services Liability Protection Plan / Plan de protection de la responsabilité - services de santé	1,500

		Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick

		Own Source Revenue / Recettes de provenance interne

1	1	Return on Investment / Produits de placements	0

1	1	TOTAL - Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick	0

1,501	7,301	TOTAL	1,500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

6	6	Provincial Offences Procedure Act - Administration Fees / Loi sur la procédure applicable aux infractions provinciales - frais d’administration	6
4	4	Certified Copies of Documents - Fees / Copies conformes de documents - frais	4
200	175	Divorce - Fees / Divorce - frais	175
1,268	1,500	Probate Court / Cour des successions	1,500
80	80	Court Transcripts - Fees / Transcription de la cour - droits	80
140	140	Queen’s Printer / Imprimeur de la Reine	140
11	11	Appeal Court Fees / Cour d’appel - droits	11
520	520	Court of Queen’s Bench - Filing Fees / Cour du Banc de la Reine - droits de greffe	520
181	181	Small Claims Fees / Petites créances - frais	181
35	35	Office of Support Enforcement / Bureau de l’exécution des ordonnances de soutien	35
21	21	Certificates of Conviction / Certificats de déclaration de culpabilité	21

2,466	2,673	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	2,673

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Fines and Penalties / Amendes et peines

1,100	900	Provincial Court - Fines - Criminal Code / Cour provinciale - amendes - Code criminel	900
250	250	Provincial Court - Fines - Provincial and Municipal Statutes / Cour provinciale - amendes - lois provinciales et arrêtés municipaux	250
5	5	Court of Queen’s Bench - Fines / Cour du Banc de la Reine - amendes	5
2	2	Contraventions Act - Fines / Amendes relatives à la Loi sur les contraventions	2
10	10	Court Costs - Recoveries / Frais judiciaires - recouvrements	10
5	5	Bail Forfeitures / Cautionnements confisqués	5

1,372	1,172	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	1,172

		Miscellaneous / Recettes diverses

234	234	Public Intervenor - Recoveries / Intervenant public - recouvrements	234
38	38	Other Miscellaneous Revenue / Autres recettes diverses	38

272	272	Sub-Total - Miscellaneous / Total partiel - recettes diverses	272

4,110	4,117	TOTAL - Own Source Revenue / Recettes de provenance interne	4,117

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Central Government Services / Services généraux du gouvernement

2,575	2,575	Criminal Legal Aid / Aide juridique en matière pénale	2,626

2,575	2,575	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	2,626

6,685	6,692	TOTAL	6,743

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND OFFICE OF THE ATTORNEY GENERAL /
MINISTÈRE DE LA JUSTICE ET CABINET DU PROCUREUR GÉNÉRAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Canadian Family Justice Fund / Fonds canadien de justice familiale

		Own Source Revenue / Recettes de provenance interne

449	449	Miscellaneous / Recettes diverses	449

449	449	TOTAL - Canadian Family Justice Fund / Fonds canadien de justice familiale	449

		Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité

		Own Source Revenue / Recettes de provenance interne

200	200	Miscellaneous / Recettes diverses	200

200	200	TOTAL - Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	200

649	649	TOTAL	649

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

2	2	Private Bills - Fees / Projets de loi d’intérêt privé - frais	2

2	2	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	2

		Miscellaneous / Recettes diverses

493	493	Other Miscellaneous Revenue / Autres recettes diverses	493

493	493	Sub-Total - Miscellaneous / Total partiel - recettes diverses	493

495	495	TOTAL - Own Source Revenue / Recettes de provenance interne	495

495	495	TOTAL	495

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

7,800	7,200	Interest on Loans / Intérêts sur prêts	8,600
300	300	Other Interest Income / Autres intérêts créditeurs	300
0	3,400	Investment Income / Revenus de placements	0

8,100	10,900	Sub-Total - Return on Investment / Total partiel - produits de placements	8,900

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

125	125	Service Charges / Frais de service	100
0	0	Employment Services Program Agreement - Designated Revenue / Entente du programme des services d’emploi - recettes réservées	400
200	200	Trade Show Participant Fees - Designated Revenue / Foires commerciales - frais de participation - recettes réservées	200

325	325	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	700

		Miscellaneous / Recettes diverses

100	100	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0

100	100	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0

8,525	11,325	TOTAL - Own Source Revenue / Recettes de provenance interne	9,600

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Economic Development / Développement économique

0	0	Cybersecurity Innovation Centre Partnership - Designated Revenue / Partenariat du Centre d’innovation en cybersécurité - recettes réservées	300
440	488	International Business Development Agreement - Designated Revenue /Entente sur la promotion du commerce extérieur - recettes réservées	490

440	488	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	790

8,965	11,813	TOTAL	10,390

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		CyberNB / CyberNB

		Own Source Revenue / Recettes de provenance interne

1,800	1,800	Licences and Permits / Licences et permis	400

1,800	1,800	TOTAL - CyberNB / CyberNB	400

1,800	1,800	TOTAL	400

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Recoveries / Recouvrements

15,400	19,800	Financial Assistance to Industry / Programme d’aide financière à l’industrie	16,300

15,400	19,800	TOTAL	16,300

- 213 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Net Income / Bénéfice net

240,200	182,700	Net Income / Bénéfice net	205,700

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1,853	3,035	Other Interest Income / Autres intérêts créditeurs	1,731

242,053	185,735	Sub-Total - Return on Investment / Total partiel - produits de placements	207,431

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

20,411	19,310	Tuition Fees / Frais de scolarité	19,763
130	130	Distance Education / Formation à distance	133
0	2,345	International Supplementary Fee / Frais supplémentaires internationaux	2,428
7,718	8,095	Training for Industry - Fees / Formation pour l’industrie - droits	7,771
1,160	1,146	Community Colleges - Sales / Collèges communautaires - ventes	1,208
1,156	1,119	Learning Fees / Frais d’apprentissage	1,252
1,109	1,066	Sales of Goods and Services - Other / Vente de biens et services - autres	1,069
1,152	1,121	Textbook Overhead / Coût des manuels	1,170

32,836	34,332	Sub-Total - Institutional / Total partiel - établissements	34,794

		Leases and Rentals / Baux et locations

84,832	84,832	Other Leases and Rentals / Autres baux et locations	86,953
255	265	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	258

85,087	85,097	Sub-Total - Leases and Rentals / Total partiel - baux et locations	87,211

		General / Recettes générales

194,885	216,912	Sales and Services - Other / Ventes et services - autres	194,938

		Sub-Total - Sale of Goods and Services / Total partiel - vente de biens
312,808	336,341	et services	316,943

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Agency Revenues / Recettes des organismes

		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick

5,000	5,000	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	5,240

5,000	5,000	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	5,240

		Miscellaneous / Recettes diverses

10,201	10,201	Gifts to the Crown - Other / Dons à la Couronne - autres	10,201
1,854	2,004	Other Grants / Autres subventions	1,896
48,344	69,370	Other Miscellaneous Revenue / Autres recettes diverses	49,504

60,399	81,575	Sub-Total - Miscellaneous / Total partiel - recettes diverses	61,601

620,260	608,651	TOTAL - Own Source Revenue / Recettes de provenance interne	591,215

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Education / Éducation

2,595	2,595	Official Language in Education Agreement - Infrastructure Support / Entente concernant les langues officielles dans l’enseignement - aide à l’infrastructure	2,660
4,193	4,193	Official Language in Education Agreement - Program Expansion and Development / Entente concernant les langues officielles dans l’enseignement - élaboration et expansion de programmes	4,298
800	1,032	Education - Other / Éducation - autre	801

		Health / Santé

23,115	23,648	Regional Health Authorities / Régies régionales de la santé	23,648

30,703	31,468	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	31,407

650,963	640,119	TOTAL	622,622

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Other Agencies / Autres organismes

172,500	168,000	Net Income - NB Liquor Corporation / Bénéfice net - Société des alcools du N.-B.	168,000
67,700	14,700	Net Income - NB Power / Bénéfice net - Énergie NB	37,700

240,200	182,700	Sub-Total - Other Agencies / Total partiel - autres organismes	205,700

		Consolidated Entities / Entités consolidées

	Atlantic Education International Inc. / Atlantic Education International Inc.
	Collège communautaire du Nouveau-Brunswick / Collège communautaire du Nouveau-Brunswick
	Financial and Consumer Services Commission / Commission des services financiers et des services
	aux consommateurs
	Forest Protection Limited / Forest Protection Limited
	Kings Landing Corporation / Société de Kings Landing
	New Brunswick Agricultural Insurance Commission / Commission de l’assurance agricole du Nouveau-Brunswick
	New Brunswick Community College / New Brunswick Community College
	New Brunswick Credit Union Deposit Insurance Corporation / Société d’assurance-dépôts des caisses
	populaires du Nouveau-Brunswick
	New Brunswick Energy and Utilities Board / Commission de l’énergie et des services publics du Nouveau-Brunswick
	New Brunswick Immigrant Investor Fund / Fonds des investisseurs immigrants du Nouveau-Brunswick
	New Brunswick Legal Aid Services Commission / Commission des services d’aide juridique du Nouveau-Brunswick
	New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick
	Nursing Homes / Foyers de soins
	Provincial Holdings Ltd. / Gestion provinciale ltée
	Recycle New Brunswick / Recycle Nouveau-Brunswick
	Regional Health Authorities / Régies régionales de la santé
	Research and Productivity Council / Conseil de la recherche et de la productivité
	Service New Brunswick / Service Nouveau-Brunswick

410,763	457,419	Sub-Total - Consolidated Entities / Total partiel - entités consolidées	416,922

650,963	640,119	TOTAL	622,622

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

11,089	22,946	Interest on Loans / Intérêts sur prêts	25,563
14	19	Other Interest Income / Autres intérêts créditeurs	20

11,103	22,965	Sub-Total - Return on Investment / Total partiel - produits de placements	25,583

		Licences and Permits / Licences et permis

		General / Recettes générales

2,268	1,836	Apprenticeship and Occupational Certification Act - Designated Revenue / Loi sur l’apprentissage et la certification professionnelle - recettes réservées	2,268
65	62	Private Occupational Training Act - Registration / Loi sur la formation professionnelle dans le secteur privé - enregistrement	65

2,333	1,898	Sub-Total - Licences and Permits / Total partiel - licences et permis	2,333

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

200	200	New Brunswick Public Libraries - Designated Revenue / Bibliothèques publiques du Nouveau-Brunswick - recettes réservées	200

		General / Recettes générales

2,018	1,319	Workers’ Compensation Appeals Tribunal - Designated Revenue / Tribunal d’appel des accidents au travail - recettes réservées	2,018
1,740	1,297	Office of Advocates Services - Designated Revenue / Bureau des services de défenseurs - recettes réservées	1,740
250	659	Immigrant Application Fee / Droit associé aux demandes en matière d’immigration	400

4,208	3,475	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,358

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Miscellaneous / Recettes diverses

200	450	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	300
18,900	19,620	Other Miscellaneous Revenue / Autres recettes diverses	10,875
125	0	Prior Years Expenditure Recoveries - Designated Revenue / Recouvrements des dépenses des années antérieures - recettes réservées	0

19,225	20,070	Sub-Total - Miscellaneous / Total partiel - recettes diverses	11,175

36,869	48,408	TOTAL - Own Source Revenue / Recettes de provenance interne	43,449

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Education / Éducation

18,218	18,185	Workforce Development Agreement / Entente sur le développement de la main-d’oeuvre	18,883
107,084	107,084	Labour Market Development Agreement / Entente sur le développement du marché du travail	110,005
1,200	1,200	Canada Student Loans - Designated Revenue / Régime canadien de prêts aux étudiants - recettes réservées	1,200

		Other / Autres recouvrements

0	1,479	Other Conditional Grants / Autres subventions conditionnelles	840

126,502	127,948	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	130,928

163,371	176,356	TOTAL	174,377

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Canada Student Loans / Régime canadien de prêts aux étudiants

		Own Source Revenue / Recettes de provenance interne

900	875	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	875

		Conditional Grants - Canada / Subventions conditionnelles - Canada

1,236	1,102	Other / Autres recouvrements	1,050

2,136	1,977	TOTAL - Canada Student Loans / Régime canadien de prêts aux étudiants	1,925

		Library Trust Fund / Fonds en fiducie pour les bibliothèques

		Own Source Revenue / Recettes de provenance interne

300	300	Miscellaneous / Recettes diverses	400

300	300	TOTAL - Library Trust Fund / Fonds en fiducie pour les bibliothèques	400

		Recoverable Projects / Projets à frais recouvrables

		Own Source Revenue / Recettes de provenance interne

300	300	Miscellaneous / Recettes diverses	575

		Conditional Grants - Canada / Subventions conditionnelles - Canada

50	136	Other Conditional Grants / Autres subventions conditionnelles	0

350	436	TOTAL - Recoverable Projects / Projets à frais recouvrables	575

2,786	2,713	TOTAL	2,900

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		New Brunswick College of Craft and Design College Admission Services / Collège d’artisanat et de design du Nouveau-Brunswick Service de l’admission collégiale

		Users / Utilisateurs

		Own Source Revenue / Recettes de provenance interne

2	1	Return on Investment / Produits de placements	1

1,241	1,993	Sale of Goods and Services / Vente de biens et services	1,732

4	130	Miscellaneous / Recettes diverses	110

1,247	2,124	TOTAL - Own Source Revenue / Recettes de provenance interne	1,843

1,247	2,124	TOTAL - Users / Utilisateurs	1,843

3,844	3,844	Transfers from Departments / Transferts des ministères *	4,059

5,091	5,968	New Brunswick College of Craft and Design College Admission Services / Collège d’artisanat et de design du Nouveau-Brunswick Service de l’admission collégiale	5,902

5,091	5,968	TOTAL	5,902

*  Inter-account transaction account / Compte d’opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Recoveries / Recouvrements

44,840	44,840	Loans to Students / Prêts aux étudiants	44,217

44,840	44,840	TOTAL	44,217

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Other Taxes / Autres taxes

		Taxes on Insurance Premiums / Taxes sur les primes d’assurance

3,300	3,300	Fire Prevention Act / Loi sur la prévention des incendies	3,300

3,300	3,300	Sub-Total - Other Taxes / Total partiel - autres taxes	3,300

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1	1	Interest on Loans / Intérêts sur prêts	1
51	58	Other Interest Income / Autres intérêts créditeurs	55
3	2	Foreign Exchange / Opérations de change	2

		Other / Autres recettes

1	1	Recoveries - Provision for Losses / Recouvrements - provision pour pertes	1

56	62	Sub-Total - Return on Investment / Total partiel - produits de placements	59

		Licences and Permits / Licences et permis

		Motor Vehicle / Véhicules à moteur

115,000	120,300	Motor Vehicle Act - Fees / Loi sur les véhicules à moteur - droits	120,400
20,000	20,000	Motor Vehicle Act - Drivers Licencing / Loi sur les véhicules à moteur - permis de conduire	20,000
1,500	1,500	Off-Road Vehicle Act / Loi sur les véhicules hors route	1,500
630	630	International Registration Plan (IRP) - Designated Revenue / Plan d’immatriculation international (IRP) - recettes réservées	630

		Liquor Control and Regulation / Réglementation des alcools

1,000	1,000	Liquor Licencing Board / Commission des licences et permis d’alcool	1,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		General / Recettes générales

23	22	Amusement Devices - Registration and Inspection / Attractions mécaniques - enregistrement et inspection	22
8	8	Salvage Dealers Licences / Licences de brocanteurs	9
150	110	Private Investigators and Security Guards - Licences / Licences de détectives privés et de gardiens	150
1,600	1,800	Boiler and Pressure Vessel Design and Inspection / Frais d’inspection et de conception des chaudières et appareils à pression	1,700
540	550	Gas, Propane, etc. - Licences and Permits / Gaz, propane, etc. - licences et permis	550
740	785	Elevator Specification and Inspection / Frais de devis et d’inspection des ascenseurs	760
1,700	1,775	Electrical Installations and Inspections - Licences, etc. / Montage et inspection des installations électriques - licences, etc.	1,700
825	850	Plumbing - Licences and Permits / Plomberie - licences et permis	38
60	55	New Brunswick Film Classification Board - Licences and Fees / Bureau de cote des films du Nouveau-Brunswick - permis et droits	55

143,776	149,385	Sub-Total - Licences and Permits / Total partiel - licences et permis	148,514

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

1,550	1,550	Sale of Goods and Services - Other - Designated Revenue / Vente de biens et services - autres - recettes réservées	1,450

		Intergovernmental / Recettes intergouvernementales

23,068	23,068	Recoveries from Municipalities - RCMP / Recouvrements des municipalités - GRC	23,274

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		General / Recettes générales

53	72	Data Services / Services informatiques	72
195	195	Sheriffs - Fees / Shérifs - droits	195

24,866	24,885	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	24,991

		Fines and Penalties / Amendes et peines

70	60	Liquor Control Act - Fines / Loi sur la réglementation des alcools - amendes	60
5,000	4,200	Motor Vehicle Act - Fines / Loi sur les véhicules à moteur - amendes	5,000
85	100	Off-Road Vehicle Act - Fines / Loi sur les véhicules hors route - amendes	100
0	2	Tobacco Sales Act - Fines / Loi sur les ventes de tabac - amendes	0
3	2	Transportation of Dangerous Goods Act - Fines / Loi sur le transport des marchandises dangereuses - amendes	2

5,158	4,364	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	5,162

		Miscellaneous / Recettes diverses

7	1	Prior Years Expenditure Recoveries / Recouvrements des dépenses desannées antérieures	1
9	7	NSF Cheque Charge / Frais pour chèques sans provision	7
50	60	Other Miscellaneous Revenue / Autres recettes diverses	60

66	68	Sub-Total - Miscellaneous / Total partiel - recettes diverses	68

177,222	182,064	TOTAL - Own Source Revenue / Recettes de provenance interne	182,094

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Central Government Services / Services généraux du gouvernement

900	900	Gun Control - Designated Revenue / Réglementation des armes à feu - recettes réservées	900

		Social Services / Services sociaux

3,854	3,854	Youth Criminal Justice Act / Loi sur le système de justice pénale pour les adolescents	3,854

		Other / Autres

7,664	58,216	Federal Recoveries from Disaster Financial Assistance Program / Recouvrements du Programme fédéral d’aide financière en cas de catastrophe	31,670
345	345	Intensive Rehabilitative Custody and Supervision Program / Programme de placement et de surveillance dans le cadre d’un programme intensif de réadaptation	300

12,763	63,315	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	36,724

189,985	245,379	TOTAL	218,818

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Crime Prevention / Prévention de la criminalité

		Conditional Grants - Canada / Subventions conditionnelles - Canada

0	615	Other / Autres recettes	639

0	615	TOTAL - Crime Prevention / Prévention de la criminalité	639

		Municipal Police Assistance Account / Compte d’aide aux services de police municipaux

		Own Source Revenue / Recettes de provenance interne

1,000	1,521	Fines and Penalties / Amendes et peines	1,300

1,000	1,521	TOTAL - Municipal Police Assistance Account / Compte d’aide aux services de police municipaux	1,300

		National Safety Code Agreement / Entente concernant le Code national de sécurité

		Conditional Grants - Canada / Subventions conditionnelles - Canada

207	207	Transportation / Transports	207

207	207	TOTAL - National Safety Code Agreement / Entente concernant le Code national de sécurité	207

		NB 911 Service Fund / Fonds pour le service d’urgence NB 911

		Own Source Revenue / Recettes de provenance interne

5,200	5,200	Sale of Goods and Services / Vente de biens et services	5,200

5,200	5,200	TOTAL - NB 911 Service Fund / Fonds pour le service d’urgence NB 911	5,200

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF PUBLIC SAFETY / MINISTÈRE DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies

		Own Source Revenue / Recettes de provenance interne

300	300	Licences and Permits / Licences et permis	300

300	300	TOTAL - Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	300

		Victim Services Account / Compte pour les services aux victimes

		Own Source Revenue / Recettes de provenance interne

2,085	1,763	Fines and Penalties / Amendes et peines	986

5	8	Miscellaneous / Recettes diverses	8

		Conditional Grants - Canada / Subventions conditionnelles - Canada

891	890	Victims Fund / Fonds d’aide aux victimes	674

2,981	2,661	TOTAL - Victim Services Account / Compte pour les services aux victimes	1,668

9,688	10,504	TOTAL	9,314

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Atlantic Fisheries Fund / Fonds des pêches de l’Atlantique

		Conditional Grants - Canada / Subventions conditionnelles - Canada

0	600	Economic Development / Développement économique	1,400

0	600	TOTAL - Atlantic Fisheries Fund / Fonds des pêches de l’Atlantique	1,400

		Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l’essence

		Conditional Grants - Canada / Subventions conditionnelles - Canada

47,655	47,655	Economic Development / Développement économique	45,098

47,655	47,655	TOTAL - Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l’essence	45,098

		Clean Water and Wastewater Fund / Fonds pour l’eau potable et le traitement des eaux usées

		Own Source Revenue / Recettes de provenance interne

21,255	21,255	Transfers from Departments / Transferts des ministères *	0

		Conditional Grants - Canada / Subventions conditionnelles - Canada

43,570	24,000	Economic Development / Développement économique	4,400

64,825	45,255	TOTAL - Clean Water and Wastewater Fund / Fonds pour l’eau potable et le traitement des eaux usées	4,400

*  Inter-account transaction account / Compte d’opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles

		Own Source Revenue / Recettes de provenance interne

1,400	1,400	Transfers from Departments / Transferts des ministères *	1,400

		Conditional Grants - Canada / Subventions conditionnelles - Canada

2,974	2,974	Other / Autres recouvrements	2,974

4,374	4,374	TOTAL - Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,374

		Integrated Bilateral Agreement / Entente bilatérale intégrée

		Own Source Revenue / Recettes de provenance interne

0	0	Transfers from Departments / Transferts des ministères *	5,000

		Conditional Grants - Canada / Subventions conditionnelles - Canada

0	2,700	Economic Development / Développement économique	6,500

0	2,700	TOTAL - Integrated Bilateral Agreement / Entente bilatérale intégrée	11,500

		Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone

		Conditional Grants - Canada / Subventions conditionnelles - Canada

7,380	6,108	Economic Development / Développement économique	12,908

7,380	6,108	TOTAL - Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	12,908

*  Inter-account transaction account / Compte d’opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		New Building Canada Fund - Small Communities / Nouveau Fonds Chantiers Canada - petites collectivités

		Own Source Revenue / Recettes de provenance interne

7,000	7,000	Transfers from Departments / Transferts des ministères *	4,500

		Conditional Grants - Canada / Subventions conditionnelles - Canada

5,000	9,500	Economic Development / Développement économique	5,500

12,000	16,500	TOTAL - New Building Canada Fund - Small Communities / Nouveau Fonds Chantiers Canada - petites collectivités	10,000

		Other Special Initiatives / Autres projets spéciaux

		Own Source Revenue / Recettes de provenance interne

0	600	Miscellaneous / Recettes diverses	0

		Conditional Grants - Canada / Subventions conditionnelles - Canada

100	350	Other / Autres recouvrements	3,854

100	950	TOTAL - Other Special Initiatives / Autres projets spéciaux	3,854

		Post-Secondary Institutions Strategic Investment Fund / Fonds d’investissement stratégique pour les établissements postsecondaires

		Own Source Revenue / Recettes de provenance interne

9,700	7,231	Transfers from Departments / Transferts des ministères *	0

		Conditional Grants - Canada / Subventions conditionnelles - Canada

6,256	8,510	Economic Development / Développement économique	0

15,956	15,741	TOTAL - Post-Secondary Institutions Strategic Investment Fund / Fonds d’investissement stratégique pour les établissements postsecondaires	0

*  Inter-account transaction account / Compte d’opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Public Transit Infrastructure Fund / Fonds pour les infrastructures du transport en commun

		Conditional Grants - Canada / Subventions conditionnelles - Canada

2,940	746	Economic Development / Développement économique	0

2,940	746	TOTAL - Public Transit Infrastructure Fund / Fonds pour les infrastructures du transport en commun	0

155,230	140,629	TOTAL	93,534

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1,000	900	Interest on Loans / Intérêts sur prêts	1,000

		Other / Autres recettes

800	800	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	800

1,800	1,700	Sub-Total - Return on Investment / Total partiel - produits de placements	1,800

		Licences and Permits / Licences et permis

		General / Recettes générales

33	33	Nursing Homes - Special Care Licences / Foyers de soins - permis de soins spéciaux	33

33	33	Sub-Total - Licences and Permits / Total partiel - licences et permis	33

		Sale of Goods and Services / Vente de biens et services

		Leases and Rentals / Baux et locations

16,000	16,000	Rents - Public Housing Units / Loyers - unités de logement sociaux	16,000
1,800	1,800	Rents - Residential Units / Loyers - unités résidentielles	1,800

		General / Recettes générales

80	80	Administration Fees - CMHC / Frais administratifs - SCHL	80
10	10	Delivery Fees - CMHC / Frais de livraison - SCHL	10

17,890	17,890	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	17,890

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Miscellaneous / Recettes diverses

4,200	4,200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4,200
3,000	3,000	Family Court Payments / Tribunal de la famille - versements	3,000
2,000	2,000	Family Court Payments - Designated Revenue / Tribunal de la famille - versements - recettes réservées	2,000
175	175	Other Miscellaneous Revenue / Autres recettes diverses	175

9,375	9,375	Sub-Total - Miscellaneous / Total partiel - recettes diverses	9,375

29,098	28,998	TOTAL - Own Source Revenue / Recettes de provenance interne	29,098

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Central Government Services / Services généraux du gouvernement

36,426	35,301	Recoveries - CMHC / Sommes recouvrées - SCHL	35,542

		Health / Santé

0	650	Healthy Seniors Pilot Project / Projet pilote sur les aînés en santé	24,783

36,426	35,951	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	60,325

65,524	64,949	TOTAL	89,423

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

		Other / Autre recouvrements

49	49	Other Land Sales / Autres ventes de terrains	49
1	1	Other - Housing / Autre - Logements	1

50	50	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	50

50	50	TOTAL	50

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		CMHC Funding Account / Compte de financement de la SCHL

		Own Source Revenue / Recettes de provenance interne

871	1,127	Return on Investment / Produits de placements	1,138

		Conditional Grants - Canada / Subventions conditionnelles - Canada

6,147	1,000	Central Government Services / Services généraux du gouvernement	0

7,018	2,127	TOTAL - CMHC Funding Account / Compte de financement de la SCHL	1,138

7,018	2,127	TOTAL	1,138

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Recoveries / Recouvrements

		New Brunswick Housing Corporation / Société d’habitation du
3,727	3,100	Nouveau-Brunswick	3,727

3,727	3,100	TOTAL	3,727

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1	0	Foreign Exchange / Opérations de change	1

1	0	Sub-Total - Return on Investment / Total partiel - produits de placements	1

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

875	900	Village Historique Acadien / Village historique acadien	875

		Provincial Parks / Parcs provinciaux

400	260	Park Entrance Fees / Droits d’entrée dans les parcs	400
75	55	Golf Fees / Frais de jeu - golf	75
10	10	Marina Fees / Droits - ports de plaisance	10
1,200	1,425	Camp Fees / Droits - terrains de camping	1,200
300	275	Ski Fees / Droits - ski	300
100	115	Other Park Revenues / Autres recettes provenant des parcs	100
30	15	Park Concessions / Concession de parcs	30
15	15	Retail Revenue / Recettes de détail	15

		General / Recettes générales

10	250	Larry’s Gulch Lodge / Chalet Larry’s Gulch	280
50	50	Advertising / Publicités	50

3,065	3,370	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	3,335

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Miscellaneous / Recettes diverses

4	0	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4

4	0	Sub-Total - Miscellaneous / Total partiel - recettes diverses	4

3,070	3,370	TOTAL - Own Source Revenue / Recettes de provenance interne	3,340

3,070	3,370	TOTAL	3,340

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Arts Development Trust Fund / Fonds en fiducie pour l’avancement des arts

		Own Source Revenue / Recettes de provenance interne

700	700	Lottery Revenue / Recettes des loteries	700

700	700	TOTAL - Arts Development Trust Fund / Fonds en fiducie pour l’avancement des arts	700

		GO NB! - Taking Action Through Sport / Allez-y NB : L’action par le sport

		Own Source Revenue / Recettes de provenance interne

290	370	Miscellaneous / Recettes diverses	370

290	370	TOTAL - GO NB! - Taking Action Through Sport / Allez-y NB : L’action par le sport	370

		Parlee Beach Maintenance / Entretien de la plage Parlee

		Own Source Revenue / Recettes de provenance interne

79	43	Sale of Goods and Services / Vente de biens et services	79

79	43	TOTAL - Parlee Beach Maintenance / Entretien de la plage Parlee	79

		Sport Development Trust Fund / Fonds en fiducie pour l’avancement du sport

		Own Source Revenue / Recettes de provenance interne

500	500	Lottery Revenue / Recettes des loteries	500

500	500	TOTAL - Sport Development Trust Fund / Fonds en fiducie pour l’avancement du sport	500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett

		Own Source Revenue / Recettes de provenance interne

10	10	Return on Investment / Produits de placements	10

10	10	TOTAL - Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10

1,579	1,623	TOTAL	1,659

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks

		Own Source Revenue / Recettes de provenance interne

4,032	3,949	Sale of Goods and Services / Vente de biens et services	3,933

4,032	3,949	TOTAL - Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	3,933

		Parlee Beach Campground / Terrain de camping de la plage Parlee

		Own Source Revenue / Recettes de provenance interne

396	383	Sale of Goods and Services / Vente de biens et services	415

396	383	TOTAL - Parlee Beach Campground / Terrain de camping de la plage Parlee	415

		Sugarloaf Lodge / Pavillon Sugarloaf

		Own Source Revenue / Recettes de provenance interne

148	166	Sale of Goods and Services / Vente de biens et services	177

148	166	TOTAL - Sugarloaf Lodge / Pavillon Sugarloaf	177

4,576	4,498	TOTAL	4,525

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1	0	Other Interest Income / Autres intérêts créditeurs	5

1	0	Sub-Total - Return on Investment / Total partiel - produits de placements	5

		Licences and Permits / Licences et permis

		Motor Vehicle / Véhicules à moteur

1,500	1,600	Motor Vehicle Act - Fees / Loi sur les véhicules à moteur - droits	1,600
20	20	Motor Carrier Act - Fees / Loi sur les transports routiers - droits	20

1,520	1,620	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,620

		Sale of Goods and Services / Vente de biens et services

		Intergovernmental / Recettes intergouvernementales

3,183	3,397	Recoveries from Municipalities - General Maintenance / Recouvrements des municipalités - entretien général	3,300
290	275	Recoveries - General Maintenance - First Nations / Recouvrements - entretien général - Premières Nations	265

		Leases and Rentals / Baux et locations

1,220	1,258	Land Rentals - Other / Location de terrains - autres	1,350
750	480	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		General / Recettes générales

40	59	Commercial Sign Recoveries - Designated Revenue / Enseignes commerciales - recouvrements - recettes réservées	50
155	155	Plans and Tender Documents - Sales / Devis et documents de soumission - ventes	155
0	120	Central Heating Plant - Sales / Centrale de chauffage - ventes	120
30	30	Industrial Parks - Water and Sewage Service / Parcs industriels - réseaux d’eau et d’égouts	30

5,668	5,774	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	5,770

		Fines and Penalties / Amendes et peines

35	35	Highway Act - Fines / Loi sur la voirie - amendes	35

35	35	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	35

		Miscellaneous / Recettes diverses

2	1	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	1
0	17	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	35	Insurance Recoveries / Recouvrements d’assurances	0
80	80	Other Miscellaneous Revenue / Autres recettes diverses	80

82	133	Sub-Total - Miscellaneous / Total partiel - recettes diverses	81

7,306	7,562	TOTAL - Own Source Revenue / Recettes de provenance interne	7,511

7,306	7,562	TOTAL	7,511

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

		Other / Autres recouvrements

1,000	1,500	Other Land Sales / Autres ventes de terrains	1,500
3,020	4,043	Other / Autres recouvrements	2,500

4,020	5,543	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	4,000

		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada

		Transportation / Transports

0	0	National Trade Corridors Fund / Fonds national des corridors commerciaux	2,660

41,690	20,596	New Building Canada Fund - Provincial-Territorial Infrastructure Component / Nouveau Fonds Chantiers Canada - volet infrastructures provinciales-territoriales	15,190

		Other / Autres recouvrements

2,464	3,022	Other / Autres recouvrements	605

44,154	23,618	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	18,455

48,174	29,161	TOTAL	22,455

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Land Management Fund / Fonds pour l’aménagement des terres

		Own Source Revenue / Recettes de provenance interne

25	25	Return on Investment / Produits de placements	25

20	66	Sale of Goods and Services / Vente de biens et services	20

620	1,655	Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	620

665	1,746	TOTAL - Land Management Fund / Fonds pour l’aménagement des terres	665

665	1,746	TOTAL	665

MAIN ESTIMATES / BUDGET PRINCIPAL, 2019–2020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L’INFRASTRUCTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2018–2019 ESTIMATE / PRÉVISIONS	2018–2019 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2019–2020 ESTIMATE / PRÉVISIONS

		Vehicle Management Agency / Agence de gestion des véhicules

		Own Source Revenue / Recettes de provenance interne

81,900	88,900	Chargeback to Clients / Rétrofacturation aux clients *	85,300

700	700	Capital - Recoveries / Recouvrements au compte de capital	600

82,600	89,600	TOTAL - Vehicle Management Agency / Agence de gestion des véhicules	85,900

82,600	89,600	TOTAL	85,900

*  Inter-account transaction account / Compte d’opérations intercomptes